UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number (811-22704)

CAMBRIA ETF Trust
(Exact name of registrant as specified in charter)

3300 Highland Avenue
Manhattan Beach, CA 90266
(Address of principal executive offices) (Zip code)

Corporation Service Company
2711 Centreville Road, Suite 400
Wilmington, DE 19808
(Name and address of agent for service)

With a Copy to:

W. John McGuire
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

(310) 683-5500

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Item 1. Reports to Stockholders.

(a)

Annual Report

April 30, 2024

Cambria Shareholder Yield ETF (SYLD)

Cambria Foreign Shareholder Yield ETF (FYLD)

Cambria Global Value ETF (GVAL)

Cambria Global Momentum ETF (GMOM)

Cambria Global Asset Allocation ETF (GAA)

Cambria Value and Momentum ETF (VAMO)

Cambria Global Tail Risk ETF (FAIL)

Cambria Emerging Shareholder Yield ETF (EYLD)

Cambria Tail Risk ETF (TAIL)

Cambria Trinity ETF (TRTY)

Cambria Cannabis ETF (TOKE)

Cambria Global Real Estate ETF (BLDG)

Cambria Micro and Small Cap Shareholder Yield ETF (MYLD)

Cambria Tactical Yield ETF (TYLD)

Cambria Investment Management
Table of Contents

Annual Report | April 30, 2024 1

Cambria ETF TrustShareholder Letter

April 30, 2024 (Unaudited)

Dear Shareholder:

We are pleased to present the following annual report for the Cambria ETF Trust.

SYLD

The Cambria Shareholder Yield ETF (“SYLD”) launched on May 13, 2013. For the three‐month period ended April 30, 2024, SYLD posted a gain of 3.22%. For the 12‐month period ended April 30, 2024, SYLD posted a gain of 20.84%. For the period since inception through April 30, 2024, SYLD gained 274.04%.

We believe that the S&P 500 Index (S&P 500) serves as a suitable benchmark for SYLD. The table below shows the performance of the Fund (NAV) vs. S&P 500 for the three‐month, 12‐month and since inception periods ended April 30, 2024.

	Vs Benchmark
	SYLD	S&P 500
Annualized Returns Since Inception	12.79%	12.92%
Cumulative Returns Since Inception	274.04%	278.80%
12 Months Ended 4/30/2024	20.84%	22.66%
3 Months Ended 4/30/2024	3.22%	4.29%

The Fund’s performance (NAV) as of April 30, 2024 is as follows: 20.84% (1 year), 15.67% (annualized five year), 11.87% (annualized ten year), and 12.79% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2024 is as follows: 20.82% (1 year), 15.67% (annualized five year), 11.86% (annualized ten year), and 12.78% (annualized since inception).

FYLD

The Cambria Foreign Shareholder Yield ETF (“FYLD”) launched on December 2, 2013. For the three‐month period ended April 30, 2024, FYLD posted a gain of 3.80%. For the 12‐month period ended April 30, 2024, FYLD posted a gain of 12.94%. For the period since inception through April 30, 2024, FYLD posted a gain of 70.01%.

We believe that the MSCI EAFE Index (MSCI EAFE) serves as a suitable benchmark for FYLD. The table below shows the performance of the Fund (NAV) vs. MSCI EAFE for the three‐month, 12‐month and since inception periods ended April 30, 2024.

	Vs Benchmark
	FYLD	MSCI EAFE
Annualized Returns Since Inception	5.23%	5.14%
Cumulative Returns Since Inception	70.01%	68.44%
12 Months Ended 4/30/2024	12.94%	9.84%
3 Months Ended 4/30/2024	3.80%	2.73%

The Fund’s performance (NAV) as of April 30, 2024 is as follows: 12.94% (1 year), 8.13% (annualized five year), 4.74% (annualized ten year), and 5.23% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2024 is as follows: 12.35% (1 year), 8.15% (annualized five year), 4.66% (annualized ten year), and 5.23% (annualized since inception).

GVAL

The Cambria Global Value ETF (“GVAL”) launched on March 11, 2014. For the three‐month period ended April 30, 2024, GVAL posted a gain of 4.81%. For the 12‐month period ended April 30, 2024, GVAL posted a gain of 10.33%. For the period since inception through April 30, 2024, the Fund posted a gain of 21.10%.

2www.cambriafunds.com

Cambria ETF TrustShareholder Letter

April 30, 2024 (Unaudited)

We believe that the MSCI ACWI Index (MSCI ACWI) serves as a suitable benchmark for GVAL. The table below shows the performance of the Fund (NAV) vs. MSCI ACWI for the three‐month, 12‐month and since inception periods ended April 30, 2024.

	Vs Benchmark
	GVAL	MSCI ACWI
Annualized Returns Since Inception	1.91%	8.81%
Cumulative Returns Since Inception	21.10%	135.33%
12 Months Ended 4/30/2024	10.33%	18.02%
3 Months Ended 4/30/2024	4.81%	4.16%

The Fund’s performance (NAV) as of April 30, 2024 is as follows: 10.33% (1 year), 2.48% (annualized five year), 1.64% (annualized ten year), and 1.91% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2024 is as follows: 10.61% (1 year), 2.72% (annualized five year), 1.54% (annualized ten year), and 1.89% (annualized since inception).

GMOM

The Cambria Global Momentum ETF (“GMOM”) launched on November 3, 2014. For the three‐month period ended April 30, 2024, GMOM posted a gain of 4.08%. For the 12‐month period ended April 30, 2024, GMOM posted a gain of 3.98%. For the period since inception through April 30, 2024, GMOM posted a gain of 40.88%.

We believe that a suitable benchmark for GMOM is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI) because the equity‐bond blend is the precursor to most modern asset allocation strategies. The table below shows the performance of the Fund (NAV) vs. SPBXMI for the three‐month, 12‐month and since inception periods ended April 30, 2024.

	Vs Benchmark
	GMOM	SPBXMI
Annualized Returns Since Inception	3.68%	6.42%
Cumulative Returns Since Inception	40.88%	80.39%
12 Months Ended 4/30/2024	3.98%	8.07%
3 Months Ended 4/30/2024	4.08%	-0.02%

The Fund’s performance (NAV) as of April 30, 2024 is as follows: 3.98% (1 year), 5.08% (annualized five year), and 3.68% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2024 is as follows: 4.86% (1 year), 5.21% (annualized five year), and 3.74% (annualized since inception).

GAA

The Cambria Global Asset Allocation ETF (“GAA”) launched on December 9, 2014. For the three‐month period ended April 30, 2024, GAA posted a gain of 2.43%. For the 12‐month period ended April 30, 2024, GAA posted a gain of 8.63%. For the period since inception through April 30, 2024, GAA posted a gain of 56.27%.

We believe that a suitable benchmark for GAA is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI) because the equity‐bond blend is the precursor to most modern asset allocation strategies. The table below shows the performance of the Fund (NAV) vs. SPBXMI for the three‐month, 12‐month and since inception periods ended April 30, 2024.

	Vs Benchmark
	GAA	SPBXMI
Annualized Returns Since Inception	4.87%	6.28%
Cumulative Returns Since Inception	56.27%	77.21%
12 Months Ended 4/30/2024	8.63%	8.07%
3 Months Ended 4/30/2024	2.43%	-0.02%

The Fund’s performance (NAV) as of April 30, 2024 is as follows: 8.63% (1 year), 5.36% (annualized five year), and 4.87% (annualized since inception). The Fund’s performance (Market Price) as April 30, 2024 is as follows: 9.55% (1 year), 5.60% (annualized five year), and 4.96% (annualized since inception).

Annual Report | April 30, 2024 3

Cambria ETF TrustShareholder Letter

April 30, 2024 (Unaudited)

VAMO

The Cambria Value and Momentum ETF (“VAMO”) launched on September 8, 2015. For the three‐month period ended April 30, 2024, VAMO posted a gain of 2.42%. For the 12‐month period ended April 30, 2024, VAMO posted a gain of 17.75%. For the period since inception through April 30, 2024, VAMO posted a gain of 24.84%.

We believe that the S&P 500 Index (S&P 500) serves as a suitable benchmark for VAMO, as VAMO offers a diversified, value‐oriented exposure to US equities with downside risk hedging. The table below shows the performance of the Fund (NAV) vs. S&P 500 for the three‐month, 12‐month and since inception periods ended April 30, 2024.

	Vs Benchmark
	VAMO	S&P 500
Annualized Returns Since Inception	2.60%	13.53%
Cumulative Returns Since Inception	24.84%	199.44%
12 Months Ended 4/30/2024	17.75%	22.66%
3 Months Ended 4/30/2024	2.42%	4.29%

The Fund’s performance (NAV) as of April 30, 2024 is as follows: 17.75% (1 year), 7.91% (annualized five year), and 2.60% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2024 is as follows 17.72% (1 year), 7.95% (annualized five year), and 2.60% (annualized since inception).

FAIL

The Cambria Global Tail Risk ETF (“FAIL”) launched on February 22, 2016 and changed its name and investment objective on March 15, 2021. Fund performance prior to March 15, 2021 reflects the investment objective and principal investment strategy of the Fund when it was the Cambria Sovereign Bond ETF and it sought income and capital appreciation from investments in securities and instruments that provide exposure to sovereign and quasi-sovereign bonds. For the three‐month period ended April 30, 2024, the Fund posted a loss of 5.64%. For the 12‐month period ended April 30, 2024, the Fund posted a loss of 12.41%. For the period since inception through April 30, 2024, the Fund posted a loss of 16.49%.

We believe that a suitable benchmark for FAIL, given the Fund’s new investment objective and principal investment strategy, is the Bloomberg Barclays US Short Treasury Index (“Short Treasury”). The table below shows the performance of the Fund (NAV) vs. the Short Treasury for the three‐month, 12‐month and since inception periods ended April 30, 2024.

	Vs Benchmark
	FAIL*	Short Treasury
Annualized Returns Since Inception	-2.18%	1.73%
Cumulative Returns Since Inception	-16.49%	15.09%
12 Months Ended 4/30/2024	-12.41%	5.24%
3 Months Ended 4/30/2024	-5.64%	1.20%

* The Fund’s objective changed effective March 15, 2021.

The Fund’s performance (NAV) as of April 30, 2024 is as follows: -12.41% (1 year), -6.17% (annualized five year), and -2.18% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2024 is as follows: -12.46% (1 year), -6.10% (annualized five year), and -2.15% (annualized since inception).

EYLD

The Cambria Emerging Shareholder Yield ETF (“EYLD”) launched on July 13, 2016. For the three‐month period ended April 30, 2024, EYLD posted a gain of 11.12%. For the 12‐month period ended April 30, 2024, EYLD posted a gain of 26.91%. For the period since inception through April 30, 2024, EYLD posted a gain of 104.22%.

4www.cambriafunds.com

Cambria ETF TrustShareholder Letter

April 30, 2024 (Unaudited)

We believe that the MSCI Emerging Markets Index (MSCI EEM) serves as a suitable benchmark for EYLD. The table below shows the performance of the Fund (NAV) vs. MSCI EEM for the three‐month, 12‐month and since inception periods ended April 30, 2024.

	Vs Benchmark
	EYLD	MSCI EEM
Annualized Returns Since Inception	9.59%	5.44%
Cumulative Returns Since Inception	104.22%	51.14%
12 Months Ended 4/30/2024	26.91%	10.33%
3 Months Ended 4/30/2024	11.12%	7.92%

The Fund’s performance (NAV) as of April 30, 2024 is as follows: 26.91% (1 year), 7.77% (annualized 5 year), and 9.59% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2024 is as follows: 24.62% (1 year), 7.54% (annualized 5 year) and 9.56% (annualized since inception).

TAIL

The Cambria Tail Risk ETF (“TAIL”) launched on April 5, 2017. For the three‐month period ended April 30, 2024, TAIL posted a loss of 6.22%. For the 12‐month period ended April 30, 2024, TAIL posted a loss of 16.28%. For the period since inception through April 30, 2024, TAIL posted a loss of 47.51%.

We believe that a suitable benchmark for TAIL is the Bloomberg Barclays Short Treasury Index (Short Treasury). TAIL is not an aggressive hedging strategy, and as such, an index of short-term Treasuries which approximates a conservative money‐market fund is a suitable benchmark. Short Treasury tracks the market for treasury bills issued by the US government. The table below shows the performance of the Fund (NAV) vs. Short Treasury for the three‐month, 12‐month and since inception periods ended April 30, 2024.

	Vs Benchmark
	TAIL	Short Treasury
Annualized Returns Since Inception	-8.72%	1.93%
Cumulative Returns Since Inception	-47.51%	14.47%
12 Months Ended 4/30/2024	-16.28%	5.24%
3 Months Ended 4/30/2024	-6.22%	1.20%

The Fund’s performance (NAV) as of April 30, 2024 is as follows: -16.28% (1 year), -8.49% (annualized 5 year), and -8.72% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2024 is as follows: -16.39% (1 year), -8.57% (annualized 5 year), and -8.75% (annualized since inception).

TRTY

The Cambria Trinity ETF (“TRTY”) launched on September 10, 2018. For the three‐month period ended April 30, 2024, TRTY posted a gain of 2.99%. For the 12‐month period ended April 30, 2024, TRTY posted a gain of 6.72%. For the period since inception through April 30, 2024, TRTY posted a gain of 23.88%.

We believe that a suitable benchmark for TRTY is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI) because the equity‐bond blend is the precursor to most modern asset allocation strategies. The table below shows the performance of the Fund (NAV) vs. SPBXMI for the three‐month, 12‐month and since inception periods ended April 30, 2024.

	Vs Benchmark
	TRTY	SPBXMI
Annualized Returns Since Inception	3.87%	6.24%
Cumulative Returns Since Inception	23.88%	40.68%
12 Months Ended 4/30/2024	6.72%	8.07%
3 Months Ended 4/30/2024	2.99%	-0.02%

The Fund’s performance (NAV) as of April 30, 2024 is as follows: 6.72% (1 year), 4.73% (annualized 5 year), and 3.87% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2024 is 6.54% (1 year), 4.66% (annualized 5 year), and 3.84% (annualized since inception).

Annual Report | April 30, 2024 5

Cambria ETF TrustShareholder Letter

April 30, 2024 (Unaudited)

TOKE

The Cambria Cannabis ETF (“TOKE”) launched on July 25, 2019. For the three-month period ended April 30, 2024, TOKE posted a gain of 20.54%. For the 12-month period ended April 30, 2024, TOKE posted a gain of 12.75%. For the period since inception through April 30, 2024, TOKE posted a loss of -67.99%.

We believe that the S&P 500 Index (S&P 500) serves as a suitable benchmark for TOKE. The table below shows the performance of the Fund (NAV) vs. S&P 500 for the three‐month, 12‐month and since inception periods ended April 30, 2024.

	Vs Benchmark
	TOKE	S&P 500
Annualized Returns Since Inception	-21.24%	13.17%
Cumulative Returns Since Inception	-67.99%	80.39%
12 Months Ended 4/30/2024	12.75%	22.66%
3 Months Ended 4/30/2024	20.54%	4.29%

The Fund’s performance (NAV) as of April 30, 2024 is as follows: 12.75% (1 year) and -21.24% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2024 is as follows: 12.97% (1 year) and -21.20% (annualized since inception).

BLDG

The Global Real Estate ETF (“BLDG”) launched on September 24, 2020. For the three-month period ended April 30, 2024, BLDG posted a loss of 1.40%. For the 12-month period ended April 30, 2024, BLDG posted a gain of 2.68%. For the period since inception through April 30, 2024, BLDG posted a gain of 18.08%.

We believe that a suitable benchmark for BLDG is the FTSE EPRA/NAREIT Global REIT Index (ENXG). The table below shows the performance of the Fund (NAV) vs. ENXG for the three‐month, 12‐month and since inception periods ended April 30, 2024.

	Vs Benchmark
	BLDG	ENXG
Annualized Returns Since Inception	4.72%	5.68%
Cumulative Returns Since Inception	18.08%	22.02%
12 Months Ended 4/30/2024	2.68%	-0.83%
3 Months Ended 4/30/2024	-1.40%	-3.82%

The Fund’s performance (NAV) as of April 30, 2024 is as follows: 2.68% (1 year) and 4.72% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2024 is as follows: 2.80% (1 year) and 4.88% (annualized since inception).

MYLD

The Micro and Small Cap Shareholder Yield ETF (“MYLD”) launched on January 4, 2024. For the three-month period ended April 30, 2024, MYLD posted a gain of 1.16%. For the period since inception through April 30, 2024, BLDG posted a gain of 2.31%.

We believe that a suitable benchmark for MYLD is the S&P Small Cap 600 Index (SML). The table below shows the performance of the Fund (NAV) vs. SML for the three‐month and since inception periods ended April 30, 2024.

	Vs Benchmark
	MYLD	SML
Annualized Returns Since Inception	—%	—%
Cumulative Returns Since Inception	2.31%	-0.06%
12 Months Ended 4/30/2024	—%	—%
3 Months Ended 4/30/2024	1.16%	0.68%

The Fund’s performance (NAV) as of April 30, 2024 is as follows: 2.31% (cumulative since inception). The Fund’s performance (Market Price) as of April 30, 2024 is as follows: 2.54% (cumulative since inception).

6www.cambriafunds.com

Cambria ETF TrustShareholder Letter

April 30, 2024 (Unaudited)

TYLD

The Tactical Yield ETF (“TYLD”) launched on January 4, 2024. For the three-month period ended April 30, 2024, TYLD posted a gain of 1.10%. For the period since inception through April 30, 2024, TYLD posted a gain of 1.45%.

We believe that a suitable benchmark for TYLD is the ICE BofA US 3-Month Treasury Bill Index (G0O1). The table below shows the performance of the Fund (NAV) vs. G0O1 for the three‐month, 12‐month and since inception periods ended April 30, 2024.

	Vs Benchmark
	TYLD	G0O1
Annualized Returns Since Inception	—%	—%
Cumulative Returns Since Inception	1.45%	1.70%
12 Months Ended 4/30/2024	—%	—%
3 Months Ended 4/30/2024	1.10%	1.29%

The Fund’s performance (NAV) as of April 30, 2024 is as follows: 1.45% (cumulative since inception). The Fund’s performance (Market Price) as of April 30, 2024 is as follows: 1.69% (cumulative since inception).

Sincerely,

Mebane Faber

Annual Report | April 30, 2024 7

Cambria ETF TrustShareholder Letter

April 30, 2024 (Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market price returns are based upon the midpoint of the bid/ask spread at the close of the exchange and does not represent the returns an investor would receive if shares were traded at other times. Brokerage commissions will reduce returns. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The information provided represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future events or investment advice.

Indices are unmanaged and do not include the effect of fees. One cannot invest directly in an index.

The S&P 500 Index is a diverse index that includes 500 American companies that represent over 70% of the total market capitalization of the U.S. stock market.

The S&P Smallcap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

The S&P Balanced Equity and Bond Index is comprised of three multi-asset class indices, each with a particular risk level. The indices consist of U.S. Treasury Bonds and Equities with the following asset mix proportions: Conservative: 75% Treasuries/25% Equities, Moderate: 50% Treasuries/50% Equities, Growth: 25% Treasuries/75% Equities. The Moderate Index (SPBXMI) has long been used by academia and practitioners alike as a measurement for broad asset allocation strategies.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance, excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia, and the Far East.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. MSCI ACWI consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes.

MSCI Emerging Markets Index is a free-float weighted equity index that captures large- and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

The Bloomberg Barclays US Short Treasury Index is composed of zero-coupon Treasury Bills and fixed-rate Treasury bonds with a maturity between one and 12 months. As Treasury bonds and notes fall below one year-to-maturity and exit the US Treasury Index, they become eligible for the Short Treasury Index. Maturity sub-indices are published in three-month increments: 1-3 month, 3-6 month, 6-9 month, and 9-12 month and can be separated into sub-indices that only include bills or only include notes that have aged below 1-year.

The FTSE EPRA/NAREIT Global REIT Index measures the total return, stated in US dollar terms, of the size- and liquidity-screened stocks in both developed and emerging markets of the publicly traded real estate companies that qualify for REIT status under the tax law in the country of domicile.

The ICE BofA US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue.

8www.cambriafunds.com

Cambria Shareholder Yield ETF	Manager’s Discussion and Analysis of Fund Performance
April 30, 2024 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Shareholder Yield ETF versus the S&P 500 Index

For the 12‐month period ended April 30, 2024, SYLD returned 20.84% at net asset value (NAV) and 20.82% at market underperforming its benchmark, the S&P 500 Index, by 1.82%. An overweight allocation and security selection in energy, financials, and materials and with security selection in Industrial drove positive performance. Underweight allocations and security selection in technology and communication services offset some of the positive performance relative to the benchmark.

On a contribution to total return basis financials, energy, and industrials were the best performers contributing 5.38%, 5.24%, and 3.81% respectively. On a contribution to total return basis technology contributed 0.17% for SYLD compared to a CTR of 10.04% for the benchmark.

Average Annual Total Return for the Year Ended April 30, 2024:

	1 Year	3 Year	5 Year	10 Year	Since Inception*
Cambria Shareholder Yield ETF - NAV	20.84%	5.87%	15.67%	11.87%	12.79%
Cambria Shareholder Yield ETF - Market	20.82%	5.81%	15.67%	11.86%	12.78%
S&P 500 Index	22.66%	8.06%	13.19%	12.41%	12.92%

*Fund inception date is May 13, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Annual Report | April 30, 2024 9

Cambria Foreign Shareholder Yield ETF	Manager’s Discussion and Analysis of Fund Performance
April 30, 2024 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Foreign Shareholder Yield ETF versus the MSCI EAFE Index

For the 12‐month period ended April 30, 2024, FYLD returned 12.94% at net asset value (NAV) and 12.35% at market outperforming its benchmark, the MSCI EAFE Total Return Index, by 3.10%. During this period an overweight allocation and security selection in Japan, Canada, Norway, and Australia drove outperformance relative to EAFE. Security selection in Denmark and Luxembourg offset outperformance somewhat.

On a contribution to total return basis Japan, Canada, and Australia allocations were the best performers contributing 6.24%, 2.97% and 1.62% respectively. On a contribution to total return basis Hong Kong, Luxembourg, and Denmark allocations were the worst performers contributing ‐0.87%, -0.53%, and -0.48% respectively.

Average Annual Total Return for the Year Ended April 30, 2024:

	1 Year	3 Year	5 Year	10 Year	Since Inception*
Cambria Foreign Shareholder Yield ETF - NAV	12.94%	4.97%	8.13%	4.74%	5.23%
Cambria Foreign Shareholder Yield ETF - Market	12.35%	4.70%	8.15%	4.66%	5.23%
MSCI EAFE Index	9.84%	3.39%	6.70%	4.88%	5.14%

* Fund inception date is December 2, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

10www.cambriafunds.com

Cambria Global Value ETF	Manager’s Discussion and Analysis of Fund Performance
April 30, 2024 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Value ETF versus the MSCI AC World Index

For the 12‐month period ended April 30, 2024, GVAL returned 10.33% at net asset value (NAV) and 10.61% at market underperforming its benchmark, the MSCI AC World Index, by 7.69%. Overweight allocation to and security selection in Hong Kong and Singapore along with no US exposure led the underperformance relative to ACWI.

On a contribution to total return basis Italy, Poland, and Brazil allocations were the best performers contributing 3.80%, 3.06%, 1.43% respectively. On a contribution to total return Hong Kong, Singapore, and Colombia allocations were the worst performers contributing ‐1.11%, ‐0.32% and ‐0.03% respectively.

Average Annual Total Return for the Year Ended April 30, 2024:

	1 Year	3 Year	5 Year	10 Year	Since Inception*
Cambria Global Value ETF - NAV	10.33%	2.97%	2.48%	1.64%	1.91%
Cambria Global Value ETF - Market	10.61%	2.97%	2.72%	1.54%	1.89%
MSCI AC World Index	18.02%	4.76%	9.97%	8.75%	8.81%

* Fund inception date is March 11, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.70%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

MSCI AC World Index: is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Annual Report | April 30, 2024 11

Cambria Global Momentum ETF	Manager’s Discussion and Analysis of Fund Performance
April 30, 2024 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Momentum ETF versus the
S&P Balanced Equity & Bond – Moderate Index

For the 12‐month period ended April 30, 2024, GMOM returned 3.98% at net asset value (NAV) and 4.86% at market underperforming its benchmark, the S&P Balanced Equity & Bond Moderate Index, by 4.09%. GMOM is a tactical trend and momentum strategy. Underperformance relative to the benchmark was primarily driven by natural resources, commodities, and energy.

On a contribution to total return basis emerging market equities, US equities, and foreign developed equities were the best performers contributing 3.22%, 2.09% and 1.51% respectively. On a contribution to total return basis gold miners, physical gold and Energy were the worst performers contributing -1.53%, ‐0.68% and ‐0.58% respectively.

Average Annual Total Return for the Year Ended April 30, 2024:

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Momentum ETF - NAV	3.98%	1.47%	5.08%	3.68%
Cambria Global Momentum ETF - Market	4.86%	1.67%	5.21%	3.74%
S&P Balanced Equity & Bond - Moderate Index	8.07%	1.44%	6.11%	6.42%

*Fund inception date is November 3, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 1.11%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P Balanced Equity & Bond – Moderate Index the S&P 500 Balanced Equity & Bond – Moderate Index combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles. The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

12www.cambriafunds.com

Cambria Global Asset Allocation ETF	Manager’s Discussion and Analysis of Fund Performance
April 30, 2024 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Asset Allocation ETF versus the
S&P Balanced Equity & Bond – Moderate Index

For the 12‐month period ended April 30, 2024, GAA returned 8.63% at net asset value (NAV) and 9.55% at market outperforming its benchmark, the S&P Balanced Equity & Bond Moderate Index, by 0.56%. GAA is a buy and hold global asset allocation portfolio. U.S. along with foreign developed and emerging equity exposure were the primary drivers of returns during the period. Positive performance was offset slightly by global debt exposure.

On a contribution to total return basis US equities, emerging market equities, and foreign developed equities were the best performers contributing 4.00%, 2.40% and 1.23% respectively. On a contribution to total return basis US long term debt, sovereign debt, and TIPS were the worst performers contributing ‐0.29%, ‐0.09% and ‐0.02% respectively.

Average Annual Total Return for the Year Ended April 30, 2024:

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Asset Allocation ETF - NAV	8.63%	1.22%	5.36%	4.87%
Cambria Global Asset Allocation ETF - Market	9.55%	1.26%	5.60%	4.96%
S&P Balanced Equity & Bond - Moderate Index	8.07%	1.44%	6.11%	6.28%

*Fund inception date is December 9, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.42%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P Balanced Equity & Bond – Moderate Index the S&P 500 Balanced Equity & Bond – Moderate Index combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles. The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

Annual Report | April 30, 2024 13

Cambria Value and Momentum ETF	Manager’s Discussion and Analysis of Fund Performance
April 30, 2024 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Value and Momentum ETF versus S&P 500 Index

For the 12‐month period ended April 30, 2024, VAMO returned 17.75% at net asset value (NAV) and 17.72% at market underperforming its benchmark, the S&P 500 Index, by 4.91%. VAMO’s underperformance was driven by its target 50% hedge against the S&P 500 as well as an underweight allocation to technology and communication services sectors relative to the benchmark.

On a contribution to total return basis consumer discretionary, industrials, and energy were the best performing sectors contributing 6.61%, 6.44%, and 3.60% respectively. On a contribution to total return basis consumer staples, communication services, and health care were the worst performing sectors contributing ‐0.11%, 0.16% and 0.72% respectively.

Average Annual Total Return for the Year Ended April 30, 2024:

	1 Year	3 Year	5 Year	Since Inception*
Cambria Value and Momentum ETF - NAV	17.75%	8.75%	7.91%	2.60%
Cambria Value and Momentum ETF - Market	17.72%	9.05%	7.95%	2.60%
S&P 500 Index	22.66%	8.06%	13.19%	13.53%

*Fund inception date is September 8, 2015.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

14www.cambriafunds.com

Cambria Global Tail Risk ETF	Manager’s Discussion and Analysis of Fund Performance
April 30, 2024 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Tail Risk ETF versus the
Bloomberg Short Treasury Total Return Index

For the 12‐month period ended April 30, 2024, FAIL returned ‐12.41% at net asset value and ‐12.46% at market underperforming its benchmark, the Bloomberg Short Treasury Total Return Index, by 17.65%. MSCI EAFE and EM Indices were both up for the 12-month period ending April 30, 2024 so the put options on MXEA and MXEF indices drove negative performance. US Government Bonds also contributed negatively to performance. Negative performance was slightly offset by Foreign Bonds.

On a contribution to total return basis foreign developed and EM bonds were the best performers. MXEA and MXEF Index options and US Bonds were the worst performers.

Average Annual Total Return for the Year Ended April 30, 2024:

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Tail Risk ETF - NAV	-12.41%	-10.08%	-6.17%	-2.18%
Cambria Global Tail Risk ETF - Market	-12.46%	-9.61%	-6.10%	-2.15%
Bloomberg Short Treasury Total Return Index	5.24%	2.55%	2.04%	1.73%

*Fund inception date is February 22, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.71%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

The put options purchased by FAIL give the Fund with the right to sell the underlying asset (index or ETF) to the put seller at a specified price (strike price) within a specified time period.

Bloomberg Short Treasury Total Return Index is composed of zero-coupon Treasury Bills and fixed-rate. Treasury bonds with a maturity between 1 and 12 months. As Treasury bonds and notes fall below one year-to-maturity and exit the U.S. Treasury Index, they become eligible for the Short Treasury Index. Maturity subindices are published in three-month increments: 1-3 month, 3-6 month, 6-9 month, and 9-12 month and can be separated into subindices that only include bills or only include notes that have aged below 1-year.

Annual Report | April 30, 2024 15

Cambria Emerging Shareholder Yield ETF	Manager’s Discussion and Analysis of Fund Performance
April 30, 2024 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Emerging Shareholder Yield ETF versus the
MSCI Emerging Markets Index

For the 12‐month period ended April 30, 2024, EYLD returned 26.91% at net asset value (NAV) and 24.62% at market outperforming its benchmark, the MSCI Emerging Markets Total Return Index, by 16.58%. Security selection and allocation bets in China, Taiwan, and South Korea relative to the MSCI Emerging Markets Total Return Index was the primary driver of outperformance.

On a contribution to total return basis Taiwan, China, and South Korea allocations were the best performers contributing 6.69%, 6.42%, and 6.22% respectively. On a contribution to total return basis Czech Republic, Thailand, and Indonesia allocations were the worst performers contributing ‐0.16%, 0.00% and 0.21% respectively.

Average Annual Total Return for the Year Ended April 30, 2024:

	1 Year	3 Year	5 Year	Since Inception*
Cambria Emerging Shareholder Yield ETF - NAV	26.91%	2.38%	7.77%	9.59%
Cambria Emerging Shareholder Yield ETF - Market	24.62%	2.17%	7.54%	9.56%
MSCI Emerging Markets Index	10.33%	-5.31%	2.28%	5.44%

*Fund inception date is July 13, 2016 and the Fund commenced operations on July 14, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.64%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

MSCI Emerging Markets Index is a free-float weighted equity index that captures large and mid-cap representation across Emerging Markets (EM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

16www.cambriafunds.com

Cambria Tail Risk ETF	Manager’s Discussion and Analysis of Fund Performance
April 30, 2024 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Tail Risk ETF versus the
Bloomberg Short Treasury Total Return Index

For the 12‐month period ended April 30, 2024, TAIL returned ‐16.28% at net asset value (NAV) and ‐16.39% at market underperforming its benchmark, the Bloomberg Short Treasury Total Return Index, by 21.52%. With the S&P 500 positive for the 12‐month period TAIL’s Put Options on the S&P 500 were the primary driver of negative performance. Long duration US treasury exposure also contributed to negative performance.

On a contribution to total return SPX Index put options were the worst performer contributing ‐12.84% to performance.

Average Annual Total Return for the Year Ended April 30, 2024:

	1 Year	3 Year	5 Year	Since Inception*
Cambria Tail Risk ETF - NAV	-16.28%	-12.48%	-8.49%	-8.72%
Cambria Tail Risk ETF - Market	-16.39%	-12.60%	-8.57%	-8.75%
Bloomberg Short Treasury Total Return Index	5.24%	2.55%	2.04%	1.93%

*Fund inception date is April 5, 2017.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Bloomberg Short Treasury Total Return Index is composed of zero-coupon Treasury Bills and fixed-rate. Treasury bonds with a maturity between 1 and 12 months. As Treasury bonds and notes fall below one year-to-maturity and exit the U.S. Treasury Index, they become eligible for the Short Treasury Index. Maturity subindices are published in three-month increments: 1-3 month, 3-6 month, 6-9 month, and 9-12 month and can be separated into subindices that only include bills or only include notes that have aged below 1-year.

Annual Report | April 30, 2024 17

Cambria Trinity ETF	Manager’s Discussion and Analysis of Fund Performance
April 30, 2024 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Trinity ETF versus the
S&P Balanced Equity & Bond – Moderate Index

For the 12‐month period ended April 30, 2024, TRTY returned 6.72% at net asset value (NAV) and 6.54% at market underperforming its benchmark, the S&P Balanced Equity & Bond Moderate Index, by 1.35%. The main drivers of underperformance performance were commodities, precious metals, and energy.

On a contribution to total return basis emerging market equity, US equities, and foreign developed equity were the best performers contributing 2.10%, 1.61% and 0.70% respectively. On a contribution to total return basis gold miners, physical gold, and energy were the worst performers contributing ‐0.52%, ‐0.21% and ‐0.16% respectively.

Average Annual Total Return for the Year Ended April 30, 2024:

	1 Year	3 Year	5 Year	Since Inception*
Cambria Trinity ETF - NAV	6.72%	2.14%	4.73%	3.87%
Cambria Trinity ETF - Market	6.54%	2.07%	4.66%	3.84%
S&P Balanced Equity & Bond – Moderate Index	8.07%	1.44%	6.11%	6.24%

*Fund inception date is September 17, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.50%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P Balanced Equity & Bond – Moderate Index the S&P 500 Balanced Equity & Bond – Moderate Index combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles. The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

18www.cambriafunds.com

Cambria Cannabis ETF	Manager’s Discussion and Analysis of Fund Performance
April 30, 2024 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Cannabis ETF versus the S&P 500 Index

For the 12‐month period ended April 30, 2024, TOKE returned 12.75% at net asset value (NAV) and 13.47% at market underperforming its benchmark, the S&P 500 Index, by 9.91%. Underperformance of TOKE over the period can be attributed to the underperformance of marijuana and ancillary marijuana companies relative to the S&P 500. As a thematic fund, we generally expect the Fund to underperform when the overall cannabis industry does poorly and vice versa.

On a contribution to total return basis IIPR, Cronos, and SNDL were the best performers contributing 2.80%, 2.67% and 2.29% respectively. On a contribution to total return basis MYMD, Jazz Pharmaceutical, and Tilray Brands were the worst performers contributing ‐2.53%, ‐1.80% and ‐1.22% respectively.

Average Annual Total Return for the Year Ended April 30, 2024:

	1 Year	3 Year	Since Inception*
Cambria Cannabis ETF - NAV	12.75%	-26.82%	-21.24%
Cambria Cannabis ETF - Market	13.47%	-26.82%	-21.20%
S&P 500 Index	22.66%	8.06%	13.17%

*Fund inception date is July 24, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%; however, TOKE’s investment adviser has agreed to waive 17 basis points (0.17%) of its management fees for the Fund until at least August 31, 2024. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Annual Report | April 30, 2024 19

Cambria Global Real Estate ETF	Manager’s Discussion and Analysis of Fund Performance
April 30, 2024 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Real Estate ETF versus the
FTSE EPRA Nareit Global REITs Index

For the 12‐month period ended April 30, 2024, BLDG returned 2.68% at net asset value (NAV) and 2.80% at market outperforming its benchmark, the FTSE EPRA Nareit Global REITs Index, by 3.51%. From a global perspective, positive returns were driven primarily by the US, Mexico, and South Africa. From a sub-sector perspective, positive returns were driven by retail, industrial and Health Care REITs. Office and hotel REITs detracted slightly from performance.

On a contribution to total return basis US, Mexico, and South Africa allocations were the best performers contributing 3.99%, 1.67%, and 0.67% respectively. On a contribution to total return basis Hong Kong, Australia, and Canada allocations were the worst performers contributing ‐0.87%, ‐0.44% and ‐0.32% respectively.

Average Annual Total Return for the Year Ended April 30, 2024:

	1 Year	3 Year	Since Inception*
Cambria Global Real Estate ETF - NAV	2.68%	-2.75%	4.72%
Cambria Global Real Estate ETF - Market	2.80%	-2.56%	4.88%
FTSE EPRA Nareit Global REITs Index	-0.83%	-3.45%	5.68%

*Fund inception date is September 23, 2020.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

FTSE EPRA Nareit Global REITs Index: measures the total return, stated in US dollar terms, of the size- and liquidity-screened stocks in both developed and emerging markets of the publicly traded real estate companies that qualify for REIT status under the tax law in the country of domicile.

20www.cambriafunds.com

Cambria Micro and Small Cap Shareholder Yield ETF	Manager’s Discussion and Analysis of Fund Performance
April 30, 2024 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Micro and Small Cap Shareholder Yield ETF versus the
S&P SmallCap 600 Index

For the period ended April 30, 2024, MYLD returned 2.31% at net asset value (NAV) and 2.54% at market outperforming its benchmark, the S&P SmallCap 600 Index, by 2.37%. An allocation and security selection in Energy, Financials, healthcare drove out performance relative to the benchmark. Security selection in consumer discretionary offset some of the outperformance relative to the benchmark.

On a contribution to total return basis industrials, Energy and Financial were the best performers contributing 1.13%, 1.07%, and 0.81% respectively. On a contribution to total return basis consumer discretionary, information technology, and communication services were the worst performers contributing -1.12%, -0.25%, and -0.14%, respectively.

Since Inception*
Cambria Micro and Small Cap Shareholder Yield ETF - NAV	2.31%
Cambria Micro and Small Cap Shareholder Yield ETF - Market	2.54%
S&P SmallCap 600 Index	-0.06%

*Fund inception date is January 4, 2024.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P SmallCap 600 Index: is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

Annual Report | April 30, 2024 21

Cambria Tactical Yield ETF	Manager’s Discussion and Analysis of Fund Performance
April 30, 2024 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Tactical Yield ETF versus the
ICE BofA U.S. 3-Month Treasury Bill Total Return Index

For the period ended April 30, 2024, TYLD returned 1.45% at net asset value (NAV) and 1.69% at market underperforming its benchmark, the ICE BofA U.S. 3-Month Treasury Bill Total Return Index, by 0.25%. TYLD is a tactical bond fund that rotates between fixed income segments based on a comparison of yield spreads relative to T-Bills and their historical average yield spreads relative to T-Bills. Over the period ending April 30, 2024, TYLD was 100% invested in T-Bills with durations ranging from 3-months to 1-year.

On a contribution to total return basis all return is attributed to investments in T-Bills.

Cumulative Returns for the Period Ended April 30, 2024:

Since Inception*
Cambria Tactical Yield ETF - NAV	1.45%
Cambria Tactical Yield ETF - Market	1.69%
ICE BofA US 3-Month Treasury Bill Total Return Index	1.70%

*Fund inception date is January 4, 2024.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

[Index]

22www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Shareholder Yield ETFSchedule of Investments

April 30, 2024

Sector Weightings
Energy	23.6%
Financials	18.4%
Consumer Discretionary	17.0%
Materials	15.8%
Industrials	12.1%
Communication Services	4.0%
Information Technology	3.9%
Health Care	3.1%
Consumer Staples	2.1%
100.0%

Percentages are stated as a percent of total investments, excluding short-term investments and investments purchased with proceeds from securities lending.

	Shares	Value
Common Stocks - 99.1%
Communication Services - 4.0%
AT&T, Inc.	706,669	$11,935,639
Comcast Corp. - Class A	287,874	10,970,878
Fox Corp. - Class A	398,847	12,368,246
Verizon Communications, Inc.	296,116	11,693,621
		46,968,384
Consumer Discretionary - 16.9%
Academy Sports & Outdoors, Inc.	184,677	10,766,669
Adtalem Global Education, Inc.(a)	241,888	12,002,483
AutoNation, Inc.(a)	75,019	12,089,312
Brunswick Corp.	129,665	10,456,186
Carter’s, Inc.	146,746	10,038,894
Dillard’s, Inc. - Class A	27,089	11,864,711
Ethan Allen Interiors, Inc.	361,221	10,200,881
Haverty Furniture Cos., Inc.	368,917	11,362,644
KB Home	175,890	11,390,636
ODP Corp.(a)	234,908	11,959,166
Penske Automotive Group, Inc.	76,575	11,709,083
PulteGroup, Inc.	103,341	11,514,254
PVH Corp.	89,056	9,689,293
Tapestry, Inc.	262,857	10,493,251
Toll Brothers, Inc.	95,838	11,415,264
Travel + Leisure Co.	257,583	11,215,164
Under Armour, Inc. - Class C(a)	1,749,071	11,403,943
Whirlpool Corp.	104,363	9,899,874
		199,471,708

	Shares	Value
Common Stocks - 99.1% (Continued)
Consumer Staples - 2.1%
Cal-Maine Foods, Inc.	212,261	$11,744,401
Kraft Heinz Co.	337,955	13,048,443
		24,792,844
Energy - 23.4%
APA Corp.	362,956	11,411,337
California Resources Corp.	226,292	11,961,795
Chesapeake Energy Corp.(b)	140,239	12,604,681
Chevron Corp.	78,842	12,714,849
Chord Energy Corp.	69,882	12,367,716
CNX Resources Corp.(a)	523,508	12,312,908
ConocoPhillips	97,676	12,270,059
CONSOL Energy, Inc.	148,269	12,270,742
Coterra Energy, Inc.	447,070	12,231,835
CVR Energy, Inc.	347,034	10,542,893
Devon Energy Corp.	248,270	12,706,459
EOG Resources, Inc.	97,311	12,857,703
Exxon Mobil Corp.	106,895	12,642,472
Magnolia Oil & Gas Corp. - Class A	482,837	12,104,724
Marathon Oil Corp.	440,353	11,823,478
Marathon Petroleum Corp.	62,047	11,275,181
PBF Energy, Inc. - Class A	216,617	11,539,188
Peabody Energy Corp.	511,367	11,219,392
Phillips 66	76,497	10,955,135
Pioneer Natural Resources Co.	47,536	12,802,396
Plains GP Holdings LP - Class A	683,724	12,450,614
SM Energy Co.	251,505	12,195,477
Valero Energy Corp.	73,017	11,673,228
		276,934,262
Financials - 18.2%
Affiliated Managers Group, Inc.	74,436	11,619,460
Aflac, Inc.	144,602	12,095,957
American Financial Group, Inc.	91,140	11,643,135
Ameriprise Financial, Inc.	28,398	11,694,012
Assured Guaranty Ltd.	142,098	10,898,917
Discover Financial Services	95,179	12,062,035
Federated Hermes, Inc. - Class B	344,634	11,321,227
Jefferies Financial Group, Inc.	281,436	12,118,634
Lincoln National Corp.	389,685	10,626,710
Loews Corp.	158,159	11,885,649
MetLife, Inc.	167,883	11,933,124
Mr. Cooper Group, Inc.(a)	159,279	12,296,339
Principal Financial Group, Inc.	143,912	11,389,196
PROG Holdings, Inc.	361,639	12,020,880
SLM Corp.	573,897	12,160,877

Annual Report | April 30, 2024 23

The accompanying notes are an integral part of these financial statements.

Cambria Shareholder Yield ETFSchedule of Investments

April 30, 2024

	Shares	Value
Common Stocks - 99.1% (Continued)
Financials - 18.2% (continued)
Synchrony Financial	288,672	$12,695,795
Victory Capital Holdings, Inc. - Class A	294,539	14,980,254
Western Union Co.	897,198	12,058,341
		215,500,542
Health Care - 3.0%
AMN Healthcare Services, Inc.(a)	203,261	12,191,595
Universal Health Services, Inc. - Class B	67,961	11,582,593
Viatris, Inc.	1,055,662	12,214,009
		35,988,197
Industrials - 12.0%
Atkore, Inc.	65,485	11,479,521
Boise Cascade Co.	81,833	10,824,051
Brady Corp. - Class A	209,901	12,384,159
Builders FirstSource, Inc.(a)	59,732	10,920,204
Encore Wire Corp.	47,249	13,199,480
ManpowerGroup, Inc.	160,966	12,144,885
Matson, Inc.	110,779	11,939,761
Owens Corning	74,519	12,534,841
REV Group, Inc.	580,715	12,694,430
Ryder System, Inc.	103,459	12,606,479
Textron, Inc.	129,329	10,939,940
Wabash National Corp.	424,457	9,809,201
		141,476,952
Information Technology - 3.9%
Arrow Electronics, Inc.(a)	95,622	12,208,061
DXC Technology Co.(a)	589,781	11,494,832
TD SYNNEX Corp.	110,046	12,967,820
Xerox Holdings Corp.	701,499	9,322,922
		45,993,635
Materials - 15.6%
Alpha Metallurgical Resources, Inc.	37,678	12,325,227
Berry Global Group, Inc.	205,983	11,666,877
CF Industries Holdings, Inc.	149,982	11,844,079
Dow, Inc.	214,789	12,221,494
DuPont de Nemours, Inc.	161,971	11,742,898
Eastman Chemical Co.	124,023	11,712,732
Greif, Inc. - Class A	180,948	11,088,493
Huntsman Corp.	479,679	11,445,141
International Paper Co.	319,211	11,153,232
LyondellBasell Industries NV - Class A	121,772	12,173,546
Mosaic Co.	384,748	12,077,240
Nucor Corp.	63,209	10,652,613
Olin Corp.	211,183	11,040,647
Ryerson Holding Corp.	370,125	10,567,069

	Shares	Value
Common Stocks - 99.1% (Continued)
Materials - 15.6% (continued)
Steel Dynamics, Inc.	83,911	$10,918,499
Sylvamo Corp.	200,408	12,525,500
		185,155,287
Total Common Stocks (Cost $1,174,106,735)		1,172,281,811

Short-Term Investments – 1.9%
Investments Purchased with Proceeds from Securities Lending – 1.1%
First American Government Obligations Fund – Class X, 5.23%(c)	12,582,845	12,582,845
Money Market Funds – 0.8%
First American Treasury Obligations Fund – Class X, 5.21%(c)	9,259,765	9,259,765
Total Short-Term Investments (Cost $21,842,610)		21,842,610

Total Investments - 101.0% (Cost $1,195,949,345)		1,194,124,421
Liabilities in Excess of Other Assets - (1.0%)		(11,861,907)
Total Net Assets - 100.0%		$1,182,262,514
Percentages are stated as a percent of net assets.

NV - Naamloze Vennootschap

(a)Non-income producing security.

(b)All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $11,904,696 which represented 1.0% of net assets.

(c)The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

24www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Foreign Shareholder Yield ETFSchedule of Investments

April 30, 2024

Sector Weightings
Financials	27.9%(a)
Energy	20.5%
Industrials	16.7%
Materials	13.6%
Consumer Discretionary	9.0%
Information Technology	4.6%
Communication Services	3.2%
Consumer Staples	3.0%
Utilities	0.9%
Real Estate	0.6%
100.0%

Percentages are stated as a percent of total investments, excluding short-term investment and investments purchased with proceeds from securities lending.

(a)To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors

	Shares	Value
Common Stocks - 98.1%
Australia - 5.4%
Fortescue Ltd.	237,167	$4,002,228
New Hope Corp. Ltd.	719,852	2,121,752
Santos Ltd.	469,904	2,343,904
Whitehaven Coal Ltd.	366,894	1,834,838
Woodside Energy Group Ltd.	102,809	1,880,104
Yancoal Australia Ltd.	620,184	2,229,736
		14,412,562
Canada - 13.1%
ARC Resources Ltd.	179,054	3,242,521
Canadian Natural Resources Ltd.	38,559	2,921,930
iA Financial Corp., Inc.	42,484	2,575,611
Imperial Oil Ltd.	39,358	2,706,014
International Petroleum Corp.(a)	195,531	2,514,132
Labrador Iron Ore Royalty Corp.	118,756	2,593,973
MEG Energy Corp.(a)	154,056	3,503,791
Mullen Group Ltd.	266,183	2,471,085
Parex Resources, Inc.	116,357	2,028,524
Secure Energy Services, Inc.	444,007	3,760,667
Suncor Energy, Inc.	77,654	2,963,109
Trican Well Service Ltd.	684,349	2,077,927
Whitecap Resources, Inc.	323,921	2,456,496
		35,815,780

	Shares	Value
Common Stocks - 98.1% (continued)
Denmark - 1.7%
D/S Norden AS	46,122	$1,949,440
Scandinavian Tobacco Group A/S	173,711	2,803,675
		4,753,115
Finland - 0.8%
Sampo Oyj - Class A	53,637	2,170,598
France - 9.1%
Amundi SA	40,288	2,826,949
AXA SA(b)	99,549	3,446,389
Coface SA	180,159	2,778,244
Engie SA(b)	141,455	2,456,136
Eurazeo SE	31,840	2,881,479
Metropole Television SA	115,607	1,635,966
Nexity SA	146,993	1,653,422
SCOR SE	107,231	3,506,353
TotalEnergies SE	47,261	3,459,475
		24,644,413
Germany - 4.7%
Bayerische Motoren Werke AG	20,523	2,243,878
DWS Group GmbH & Co. KGaA	54,826	2,319,352
Freenet AG	111,295	3,092,880
Heidelberg Materials AG	24,790	2,503,789
Muenchener Rueckversicherungs-Gesellschaft AG	6,116	2,690,432
		12,850,331
Hong Kong - 6.6%
China Resources Building Materials Technology Holdings Ltd.	9,816,215	1,668,933
CK Hutchison Holdings Ltd.	435,928	2,131,521
Orient Overseas International Ltd.	125,550	1,834,452
Pacific Basin Shipping Ltd.	6,971,273	2,423,954
Shougang Fushan Resources Group Ltd.	7,736,966	2,957,231
Skyworth Group Ltd.	5,351,714	2,209,728
VTech Holdings Ltd.	282,332	1,636,744
WH Group Ltd.	4,034,754	2,950,234
		17,812,797
Italy - 8.4%
Anima Holding SpA	496,052	2,330,364
Assicurazioni Generali SpA	105,740	2,584,171
Azimut Holding SpA	98,178	2,595,295
BPER Banca SPA	576,712	3,010,254
Eni SpA	183,524	2,964,493
Intesa Sanpaolo SpA	747,593	2,813,157
Unipol Gruppo SpA	469,368	4,217,665
UnipolSai Assicurazioni SpA	801,919	2,298,704
		22,814,103

Annual Report | April 30, 2024 25

The accompanying notes are an integral part of these financial statements.

Cambria Foreign Shareholder Yield ETFSchedule of Investments

April 30, 2024

	Shares	Value
Common Stocks - 98.1% (continued)
Japan - 24.4%
Citizen Watch Co. Ltd.	484,600	$3,220,118
COMSYS Holdings Corp.	120,000	2,807,596
Daicel Corp.	269,700	2,515,479
Dai-ichi Life Holdings, Inc.	137,800	3,188,233
Hokuhoku Financial Group, Inc.	209,700	2,577,456
Japan Post Holdings Co. Ltd.	304,100	2,913,452
Japan Post Insurance Co. Ltd.	145,900	2,730,392
Kamigumi Co. Ltd.	122,900	2,654,917
Kawasaki Kisen Kaisha Ltd.	166,500	2,334,157
Kobe Steel Ltd.	217,400	2,665,206
Kokuyo Co. Ltd.	161,100	2,757,439
Macnica Holdings, Inc.	58,600	2,615,013
Mitsui & Co. Ltd.	77,300	3,744,061
Press Kogyo Co. Ltd.	746,500	3,687,180
Sankyo Co. Ltd.	201,100	2,188,683
Seiko Epson Corp.	153,900	2,541,011
Shibaura Mechatronics Corp.	58,600	2,277,640
Sojitz Corp.	123,000	3,165,564
Sompo Holdings, Inc.	193,300	3,823,961
Sumitomo Bakelite Co. Ltd.	84,500	2,421,710
Sumitomo Warehouse Co. Ltd.	162,500	2,693,308
T&D Holdings, Inc.	165,500	2,704,204
Tamron Co. Ltd.	76,100	3,551,317
		65,778,097
Luxembourg - 1.2%
APERAM SA	68,937	2,018,752
RTL Group SA	46,779	1,445,260
		3,464,012
Netherlands - 2.2%
NN Group NV	67,222	3,109,904
Stellantis NV	134,986	3,007,916
		6,117,820
Norway - 4.2%
Elkem ASA	754,777	1,326,304
Golden Ocean Group Ltd.	256,212	3,617,667
Hoegh Autoliners ASA	398,564	4,205,040
Telenor ASA	203,393	2,341,807
		11,490,818
Spain - 2.2%
ACS Actividades de Construccion y Servicios SA	73,803	2,959,902
Repsol SA	185,811	2,919,935
		5,879,837

	Shares	Value
Common Stocks - 98.1% (continued)
Sweden - 1.0%
SSAB AB - Class B(b)	462,421	$2,614,136
Switzerland - 1.9%
Glencore PLC	389,939	2,278,855
Holcim AG	36,522	3,066,378
		5,345,233
United Kingdom - 11.2%
abrdn PLC	1,189,537	2,177,550
Aviva PLC - Class B(a)	381,798	2,221,736
Balfour Beatty PLC	612,467	2,784,184
Barratt Developments PLC	454,533	2,582,516
Bellway PLC	81,031	2,561,677
BP PLC	590,858	3,842,140
British American Tobacco PLC	73,526	2,159,962
Legal & General Group PLC	621,464	1,832,654
Man Group PLC	670,813	2,159,235
Persimmon PLC	123,499	2,012,304
Rio Tinto PLC	55,099	3,767,406
TORM PLC - Class A	84,748	2,927,237
		31,028,601
Total Common Stocks (Cost $251,457,046)		266,992,253

Short-Term Investments - 3.4%
Investments Purchased with Proceeds from Securities Lending - 2.7%
First American Government Obligations Fund - Class X, 5.23%(c)	7,357,219	7,357,219
Money Market Funds - 0.7%
First American Treasury Obligations Fund - Class X, 5.21%(c)	1,775,185	1,775,185
Total Short-Term Investments (Cost $9,132,404)		9,132,404

Total Investments - 101.5% (Cost $260,589,450)		276,124,657
Liabilities in Excess of Other Assets - (1.5%)		(4,186,005)
Total Net Assets - 100.0%		$271,938,652
Percentages are stated as a percent of net assets.

AB - Aktiebolag

AG - Aktiengesellschaft

ASA - Advanced Subscription Agreement

KGaA - Kommanditgesellschaft auf Aktien

NV - Naamloze Vennootschap

PLC - Public Limited Company

SA - Sociedad Anónima

SE – Societas Europea

SpA - Società per Azioni

26www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Foreign Shareholder Yield ETFSchedule of Investments

April 30, 2024

(a)Non-income producing security.

(b)All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $6,797,236 which represented 2.5% of net assets.

(c)The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Annual Report | April 30, 2024 27

The accompanying notes are an integral part of these financial statements.

Cambria Global Value ETFSchedule of Investments

April 30, 2024

Sector Weightings
Financials	33.5%(a)
Utilities	15.0%
Materials	11.9%
Real Estate	9.7%
Industrials	8.3%
Energy	8.2%
Communication Services	4.5%
Consumer Staples	4.2%
Information Technology	2.8%
Consumer Discretionary	1.9%
100.0%

Percentages are stated as a percent of total investments, excluding short-term investments.

(a)To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

	Shares	Value
Common Stocks - 95.2%
Austria - 9.0%
ANDRITZ AG	15,644	$858,139
AT&S Austria Technologie & Systemtechnik AG	44,732	995,816
BAWAG Group AG	15,343	920,223
Erste Group Bank AG	19,714	922,973
EVN AG	31,513	970,246
OMV AG	20,083	957,609
Raiffeisen Bank International AG	48,222	894,420
Verbund AG	12,449	951,249
Voestalpine AG	35,532	952,546
Wienerberger AG	27,239	975,573
		9,398,794
Brazil - 6.2%
Atacadao SA	418,000	899,981
Banco Santander Brasil SA	177,500	989,264
Centrais Eletricas Brasileiras SA	132,000	961,923
JBS SA	219,000	989,013
Telefonica Brasil SA	99,000	910,001
TIM SA	280,900	956,421
Vale SA	76,800	935,485
		6,642,088

	Shares	Value
Common Stocks - 95.2% (continued)
Chile - 8.9%
Banco Itau Chile SA	85,649	$901,052
Banco Santander Chile	20,104,040	910,917
CAP SA	130,030	929,734
Cencosud SA	548,839	940,467
Cia Sud Americana de Vapores SA	12,356,461	964,011
Colbun SA	7,326,848	940,917
Empresas CMPC SA	458,397	905,287
Empresas Copec SA	126,536	902,972
Enel Americas SA	9,416,440	882,745
Quinenco SA	272,124	948,104
		9,226,206
China - 9.2%
Bank of China Ltd. - Class H	2,139,000	965,226
China Construction Bank Corp. - Class H	1,499,000	977,271
China Life Insurance Co. Ltd. - Class H	774,000	1,030,984
China Railway Group Ltd. - Class H	1,835,000	910,146
CITIC Ltd.	1,029,000	982,606
COSCO Shipping Holdings Co. Ltd. - Class H	805,000	1,045,521
People’s Insurance Co. Group of China Ltd - Class H	2,885,000	951,500
PetroChina Co. Ltd. - Class H	1,016,000	958,504
PICC Property & Casualty Co. Ltd. - Class H	749,000	935,448
Postal Savings Bank of China Co. Ltd. - Class H	1,803,000	942,676
		9,699,882
Colombia - 7.3%
Bancolombia SA	110,904	955,533
Celsia SA ESP	593,335	623,887
Cementos Argos SA	437,344	905,234
Ecopetrol SA	1,608,587	934,891
Grupo Argos SA	231,234	950,164
Grupo Bolivar SA	56,675	970,828
Grupo de Inversiones Suramericana SA	42,934	435,578
Grupo Energia Bogota SA ESP	1,587,876	985,592
Interconexion Electrica SA ESP	203,507	938,944
		7,700,651
Czech Republic - 8.8%
CEZ AS	71,958	2,656,156
Komercni Banka AS	70,555	2,602,869
Moneta Money Bank AS	597,323	2,410,154
Philip Morris CR AS	2,253	1,529,453
		9,198,632

28www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Global Value ETFSchedule of Investments

April 30, 2024

	Shares	Value
Common Stocks - 95.2% (continued)
Greece - 0.0%(a)
FF Group(b)(c)(d)	25,407	$—
Hong Kong - 9.6%
BOC Hong Kong Holdings Ltd.	316,000	975,546
China Overseas Land & Investment Ltd.	624,000	1,163,016
China Resources Land Ltd.	302,000	1,098,329
CK Asset Holdings Ltd.	232,000	997,967
CK Hutchison Holdings Ltd.	199,000	973,034
Geely Automobile Holdings Ltd.	826,000	1,006,274
Sino Land Co. Ltd.	914,000	982,620
Swire Pacific Ltd. - Class A	120,000	1,020,108
Swire Properties Ltd.	479,700	999,541
Wharf Real Estate Investment Co. Ltd.	315,000	984,539
		10,200,974
Poland - 9.0%
Alior Bank SA(c)	36,770	940,915
Asseco Poland SA	48,360	953,752
Jastrzebska Spolka Weglowa SA(c)	114,184	864,177
KGHM Polska Miedz SA	28,509	988,509
Lubelski Wegiel Bogdanka SA	7,972	56,482
Orange Polska SA	475,815	921,977
ORLEN SA	55,861	914,955
PGE Polska Grupa Energetyczna SA(c)	618,544	928,334
Powszechny Zaklad Ubezpieczen SA	72,951	922,228
Tauron Polska Energia SA(c)	1,301,300	935,137
XTB SA	61,976	971,412
		9,397,878
Russian Federation - 0.0%
Alrosa PJSC(b)(d)	1,262,976	—
Gazprom Neft PJSC(b)(d)	334,880	—
Gazprom PJSC(b)(c)(d)	373,048	—
Rosneft Oil Co. PJSC(b)(d)	198,016	—
Sberbank of Russia PJSC(b)(d)	287,609	—
Severstal PAO(b)(c)(d)	82,992	—
Unipro PJSC(b)(c)(d)	22,421,984	—
		—
Singapore - 9.0%
CapitaLand Investment Ltd.	489,900	954,642
Genting Singapore Ltd.	1,360,200	911,749
Jardine Cycle & Carriage Ltd.	48,000	931,834
Oversea-Chinese Banking Corp. Ltd.	91,200	952,053
Sembcorp Industries Ltd.	237,700	935,093
Singapore Airlines Ltd.	197,000	943,834
Singapore Telecommunications Ltd.	537,200	936,622

	Shares	Value
Common Stocks - 95.2% (continued)
Singapore - 9.0% (continued)
United Overseas Bank Ltd.	41,100	$915,307
UOL Group Ltd.	221,600	951,303
Venture Corp. Ltd.	89,300	949,882
		9,382,319
Spain - 9.0%
Acciona SA	8,074	936,623
Acerinox SA	88,831	959,382
Banco Bilbao Vizcaya Argentaria SA	82,331	894,014
Banco Santander SA	184,865	902,199
CaixaBank SA	177,518	938,144
Endesa SA	50,922	929,283
Iberdrola SA	76,053	934,196
Mapfre SA	385,610	930,866
Repsol SA	58,335	916,708
Unicaja Banco SA	760,526	995,876
		9,337,291
United Kingdom - 9.2%
Anglo American PLC	35,746	1,176,510
Aviva PLC - Class B(c)	160,315	932,896
Barclays PLC	392,531	994,215
BP PLC	144,256	938,045
Legal & General Group PLC	298,144	879,206
Lloyds Banking Group PLC	1,469,812	953,195
Rio Tinto PLC	14,420	985,971
Segro PLC – Real Estate Investment Trust	86,836	920,128
Shell PLC	26,066	932,499
Vodafone Group PLC	1,083,886	916,364
		9,629,029
Total Common Stocks (Cost $110,122,000)		99,813,744

Preferred Stocks - 3.5%
Brazil - 2.7%
Gerdau SA, 0.00%	256,220	899,528
Itau Unibanco Holding SA, 0.00%	150,700	911,293
Petroleo Brasileiro SA, 0.00%	116,500	940,508
		2,751,329
Colombia - 0.8%
Banco Davivienda SA, 0.00%	174,938	936,451
Total Preferred Stocks (Cost $3,393,254)		3,687,780

Annual Report | April 30, 2024 29

The accompanying notes are an integral part of these financial statements.

Cambria Global Value ETFSchedule of Investments

April 30, 2024

	Shares	Value
Short-Term Investments - 1.4%
Money Market Funds - 1.4%
First American Treasury Obligations Fund - Class X, 5.21%(e)	1,422,336	$1,422,336
Total Short-Term Investments (Cost $1,422,336)		1,422,336

Total Investments - 100.1% (Cost $114,937,590)		104,923,860
Liabilities in Excess of Other Assets - (0.1%)		(75,762)
Total Net Assets - 100.0%		$104,848,098
Percentages are stated as a percent of net assets.

AG - Aktiengesellschaft

PAO – Russian Public Stock Company

PJSC - Public Joint Stock Company

PLC - Public Limited Company

SA - Sociedad Anónima

(a)Represents less than 0.05% of net assets.

(b)Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of April 30, 2024.

(c)Non-income producing security.

(d)These securities are considered to be illiquid. The aggregate value of these securities on April 30, 2024 was $0, which represent 0.00% of the Fund’s net assets.

(e)The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

30www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Global Momentum ETFSchedule of Investments

April 30, 2024

Sector Weightings
Exchange Traded Funds	100.0%
100.0%

Percentages are stated as a percent of total investments, excluding short-term investments.

	Shares	Value
Exchange Traded Funds - 99.1%
Cambria Emerging Shareholder Yield ETF(a)	491,245	$16,820,228
Cambria Foreign Shareholder Yield ETF(a)	615,635	16,499,017
Cambria Micro and SmallCap Shareholder Yield ETF(a)	636,067	16,202,026
Cambria Shareholder Yield ETF(a)	238,504	16,435,311
Cambria Value and Momentum ETF(a)	290,266	8,331,882
Graniteshares Gold Trust(b)	348,148	7,875,108
Grizzle Growth ETF(c)(d)	290,681	8,237,900
Invesco Emerging Markets Sovereign Debt ETF	408,774	8,024,234
iShares Global Industrials ETF	61,105	8,239,398
iShares Global Tech ETF	111,162	7,834,698
VanEck Bitcoin Trust(b)	69,629	4,653,306
Vanguard Small-Cap Value ETF	45,163	8,145,599
WisdomTree Managed Futures Strategy Fund	224,811	8,221,338
Total Exchange Traded Funds (Cost $125,042,478)		135,520,045

Short-Term Investments - 1.0%
Money Market Funds - 1.0%
First American Treasury Obligations Fund - Class X, 5.21%(e)	1,316,176	1,316,176
Total Short-Term Investments (Cost $1,316,176)		1,316,176

Total Investments - 100.1% (Cost $126,358,654)		136,836,221
Liabilities in Excess of Other Assets - (0.1%)		(75,892)
Total Net Assets - 100.0%		$136,760,329
Percentages are stated as a percent of net assets.

ETF – Exchange Traded Funds

(a)Affiliated company as defined by the Investment Company Act of 1940.

(b)Non-income producing security.

(c)Affiliated investment managed by Tidal Investments LLC, the Fund’s sub-adviser.

(d)Affiliated investment due to the Fund holding more than 5% of the outstanding shares.

(e)The rate shown represents the 7-day effective yield as of April 30, 2024.

Annual Report | April 30, 2024 31

The accompanying notes are an integral part of these financial statements.

Cambria Global Momentum ETFSchedule of Investments

April 30, 2024

Transactions with affiliated companies during the year ended April 30, 2024, are as follows:

Security Name	Market Value as of April 30, 2023	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Market Value as of April 30, 2024	Share Balance as of April 30, 2024	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Cambria Emerging Shareholder Yield ETF	$21,819,192	$179,000	$689,095	$(3,084,839)	$(5,914,574)	$16,820,228	491,245	$1,202,145	$2,568,227	$564,127
Cambria Foreign Shareholder Yield ETF	21,697,862	27,392,055	334,174	(28,543,730)	(3,888,375)	16,499,017	615,635	753,430	865,969	(1,358,938)
Cambria Micro and SmallCap Shareholder Yield ETF	—	16,594,495	165,127	(23,559)	(923,066)	16,202,026	636,067	109,634	355,794	33,235
Cambria Shareholder Yield ETF	—	18,384,584	687,445	(1,113,081)	(3,262,979)	16,435,311	238,504	204,408	1,563,547	175,795
Cambria Value and Momentum ETF	—	9,584,057	353,962	(709,275)	(1,709,478)	8,331,882	290,266	40,310	738,523	74,093
Grizzle Growth ETF	—	9,415,052	346,452	(1,175,342)	(1,730,909)	8,237,900	290,681	29,150	1,180,165	202,482
	$43,517,054	$81,549,243	$2,576,255	$(34,649,826)	$(17,429,381)	$82,526,364	2,562,398	$2,339,077	$7,272,225	$(309,206)

Investments no longer affiliated as of April 30, 2024

Security Name	Market Value as of April 30, 2023	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Market Value as of April 30, 2024	Share Balance as of April 30, 2024	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Cambria Global Value ETF	$22,308,015	$9,131,412	$324,900	$(26,049,518)	$(3,665,169)	$—	—	$1,057,538	$(1,194,611)	$(855,028)
Invesco DB Precious Metals Fund	11,918,973	8,929,203	154,091	(18,104,882)	(1,890,266)	—	—	361,691	(747,254)	$(259,865)
	$34,226,988	$18,060,615	$478,991	$(44,154,400)	$(5,555,435)	$—	—	$1,419,229	$(1,941,865)	$(1,114,893)

Grand Total	$77,744,042	$99,609,858	$3,055,246	$(78,804,226)	$(22,984,816)	$82,526,364	2,562,398	$3,758,306	$5,330,360	$(1,424,099)

32www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Global Asset Allocation ETFSchedule of Investments

April 30, 2024

Sector Weightings
Exchange Traded Funds	100.0%
100.0%

Percentages are stated as a percent of total investments, excluding short-term investments and investments purchased with proceeds from securities lending.

	Shares	Value
Exchange Traded Funds - 99.8%
Alpha Architect 1-3 Month Box ETF(a)	4,919	$525,841
Alpha Architect International Quantitative Momentum ETF	39,589	1,083,551
Alpha Architect US Quantitative Momentum ETF	44,999	2,519,944
Cambria Emerging Shareholder Yield ETF(b)(c)	159,649	5,466,382
Cambria Foreign Shareholder Yield ETF(b)(c)	96,997	2,599,520
Cambria Global Real Estate ETF(b)	152,262	3,609,995
Cambria Global Value ETF(b)	148,324	3,201,069
Cambria Micro and SmallCap Shareholder Yield ETF(b)	45,001	1,146,274
Cambria Shareholder Yield ETF(b)(c)	51,111	3,522,059
Cambria Tactical Yield ETF(b)	126,071	3,187,075
Cambria Value and Momentum ETF(b)	82,243	2,360,728
Graniteshares Gold Trust(a)	89,333	2,020,712
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	237,591	3,350,033
JPMorgan USD Emerging Markets Sovereign Bond ETF	41,490	1,580,051
Schwab US TIPS ETF	27,692	1,418,661
SPDR FTSE International Government Inflation-Protected Bond ETF	33,289	1,289,616
VanEck Bitcoin Trust(a)	2,184	145,957
VanEck Emerging Markets High Yield Bond ETF(c)	112,145	2,104,962
VanEck Gold Miners ETF	16,601	549,991
VanEck International High Yield Bond ETF	51,939	1,050,186
VanEck J.P. Morgan EM Local Currency Bond ETF	64,731	1,534,772
Vanguard Intermediate-Term Corporate Bond ETF(c)	19,960	1,564,066
Vanguard Intermediate-Term Treasury ETF	17,912	1,024,387
Vanguard Long-Term Treasury ETF	17,572	976,300
Vanguard Short-Term Corporate Bond ETF	14,080	1,078,106
Vanguard Total Bond Market ETF	28,938	2,045,048
Vanguard Total International Bond ETF	53,103	2,570,716
Total Exchange Traded Funds (Cost $53,108,640)		53,526,002

	Shares	Value
Short-Term Investments - 4.6%
Investments Purchased with Proceeds from Securities Lending - 4.4%
First American Government Obligations Fund - Class X, 5.23%(d)	2,337,750	$2,337,750
Money Market Funds - 0.2%
First American Treasury Obligations Fund - Class X, 5.21%(d)	103,137	103,137
Total Short-Term Investments (Cost $2,440,887)		2,440,887

Total Investments - 104.4% (Cost $55,549,527)		55,966,889
Liabilities in Excess of Other Assets - (4.4%)		(2,336,244)
Total Net Assets - 100.0%		$53,630,645
Percentages are stated as a percent of net assets.

EM – Emerging Markets

ETF – Exchange Traded Funds

FTSE – Financial Times Stock Exchange

SPDR – Standard & Poor’s Depository Receipt

TIPS – Treasury Inflated Protected Security

(a)Non-income producing security.

(b)Affiliated company as defined by the Investment Company Act of 1940.

(c)All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $2,270,888 which represented 4.2% of net assets.

(d)The rate shown represents the 7-day effective yield as of April 30, 2024.

Annual Report | April 30, 2024 33

The accompanying notes are an integral part of these financial statements.

Cambria Global Asset Allocation ETFSchedule of Investments

April 30, 2024

Transactions with affiliated companies during the year ended April 30, 2024, are as follows:

Security Name	Market Value as of April 30, 2023	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Market Value as of April 30, 2024	Share Balance as of April 30, 2024	Dividends	Change in Unrealized Gain (Loss)	Realized Gain (Loss)
Cambria Emerging Shareholder Yield ETF	$4,781,062	$—	$655,895	$(209,622)	$(640,235)	$5,466,382	159,649	$281,581	$893,452	$(14,170)
Cambria Foreign Shareholder Yield ETF	2,422,663	38,753	316,280	—	(311,455)	2,599,520	96,997	137,849	124,606	8,673
Cambria Global Real Estate ETF	3,079,046	656,281	456,866	(27,067)	(444,097)	3,609,995	152,262	211,289	(103,986)	(7,048)
Cambria Global Value ETF	3,046,014	24,003	395,272	(4,465)	(394,042)	3,201,069	148,324	167,195	122,291	11,996
Cambria Micro and SmallCap Shareholder Yield ETF	—	1,108,360	61,451	(4,590)	(29,758)	1,146,274	45,001	7,200	10,898	(87)
Cambria Shareholder Yield ETF	3,896,096	—	516,032	(1,042,665)	(518,007)	3,522,059	51,111	52,387	347,286	323,317
Cambria Tactical Yield ETF	—	3,086,106	167,243	—	(83,423)	3,187,075	126,071	17,048	16,883	266
Cambria Value and Momentum ETF	2,051,536	—	298,731	(30,703)	(285,467)	2,360,728	82,243	20,883	213,703	112,928
	$19,276,417	$4,913,503	$2,867,770	$(1,319,112)	$(2,706,484)	$25,093,102	861,658	$895,432	$1,625,133	$435,875

34www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Value and Momentum ETFSchedule of Investments

April 30, 2024

Sector Weightings
Consumer Discretionary	25.1%(a)
Financials	23.3%
Industrials	19.5%
Energy	10.6%
Materials	10.5%
Information Technology	5.7%
Health Care	3.1%
Utilities	1.5%
Communication Services	0.7%
100.0%

Percentages are stated as a percent of total investments, excluding short-term investments and investments purchased with proceeds from securities lending.

(a)To the extent that the Fund invests a significant portion of its assets in securities of companies of a single sector, it is more likely to be impacted by events or conditions affecting the sector.

	Shares	Value
Common Stocks - 86.5%
Communication Services - 0.6%
Telephone and Data Systems, Inc.	24,701	$386,571

Consumer Discretionary - 21.6%
Beazer Homes USA, Inc.(a)	16,774	470,175
Beyond, Inc.(a)	15,487	311,753
Caleres, Inc.	12,995	478,606
Century Communities, Inc.	6,826	541,438
Designer Brands, Inc. - Class A	47,670	442,854
DR Horton, Inc.	4,423	630,233
G-III Apparel Group Ltd.(a)	11,215	315,702
Green Brick Partners, Inc.(a)	12,966	701,850
KB Home	6,877	445,355
La-Z-Boy, Inc.	10,750	353,030
Lennar Corp. - Class A	4,138	627,404
M/I Homes, Inc.(a)	6,587	765,541
Meritage Homes Corp.	3,737	619,370
Patrick Industries, Inc.	5,867	613,043
Perdoceo Education Corp.	33,584	614,587
PulteGroup, Inc.	7,481	833,533
PVH Corp.	4,333	471,430
Taylor Morrison Home Corp.(a)	11,177	626,024
Thor Industries, Inc.	4,632	460,513
Toll Brothers, Inc.	7,287	867,956
Tri Pointe Homes, Inc.(a)	11,084	408,445
Upbound Group, Inc.	11,946	370,445

	Shares	Value
Common Stocks - 86.5% (continued)
Consumer Discretionary - 21.6% (continued)
Urban Outfitters, Inc.(a)	11,635	$453,300
Williams-Sonoma, Inc.	1,883	540,007
Worthington Enterprises, Inc.	8,166	466,769
		13,429,363
Energy - 9.1%
California Resources Corp.	7,498	396,344
Chord Energy Corp.	3,883	687,213
CNX Resources Corp.(a)	19,278	453,419
CONSOL Energy, Inc.	8,070	667,873
Gulfport Energy Corp.(a)	3,750	595,163
Liberty Energy, Inc.	21,405	470,910
Marathon Petroleum Corp.	3,959	719,429
Permian Resources Corp.	42,625	713,969
Phillips 66	2,842	407,003
SM Energy Co.	11,078	537,172
		5,648,495
Financials - 20.2%
Aflac, Inc.	4,836	404,531
Ally Financial, Inc.	13,037	499,969
American Equity Investment Life Holding Co.	10,070	565,028
Assurant, Inc.	2,305	401,992
Bancorp, Inc.(a)	13,852	414,729
Capital One Financial Corp.	3,584	514,053
Corebridge Financial, Inc.(b)	18,085	480,338
Customers Bancorp, Inc.(a)	7,033	321,197
Enova International, Inc.(a)	9,620	582,299
Fidelity National Financial, Inc.	7,706	381,447
First Citizens BancShares, Inc. - Class A	291	490,847
Hartford Financial Services Group, Inc.	5,286	512,161
Jackson Financial, Inc. - Class A	7,497	512,195
Loews Corp.	9,424	708,213
Mercury General Corp.	10,504	548,939
MGIC Investment Corp.	23,596	478,527
Mr. Cooper Group, Inc.(a)	10,675	824,109
Oscar Health, Inc. - Class A(a)	39,056	678,403
Primerica, Inc.	1,971	417,576
Radian Group, Inc.	14,300	427,141
Reinsurance Group of America, Inc.	2,446	457,378
Remitly Global, Inc.(a)	20,414	363,982
Robinhood Markets, Inc. - Class A(a)	26,698	440,250
Synchrony Financial	12,130	533,477
Skyward Specialty Insurance Group, Inc.(a)	14,469	505,257
		12,464,038

Annual Report | April 30, 2024 35

The accompanying notes are an integral part of these financial statements.

Cambria Value and Momentum ETFSchedule of Investments

April 30, 2024

	Shares	Value
Common Stocks - 86.5% (continued)
Health Care - 2.7%
Arcturus Therapeutics Holdings, Inc.(a)	14,189	$362,813
Cardinal Health, Inc.	6,052	623,598
McKesson Corp.	1,248	670,438
		1,656,849
Industrials - 16.9%
ArcBest Corp.	4,403	488,337
Boise Cascade Co.	4,886	646,271
Builders FirstSource, Inc.(a)	3,217	588,132
CoreCivic, Inc.(a)	28,475	424,278
DNOW, Inc.(a)	35,928	506,944
EMCOR Group, Inc.	2,681	957,574
Encore Wire Corp.	3,070	857,635
GMS, Inc.(a)	5,284	488,876
Insteel Industries, Inc.	14,160	454,536
Masterbrand, Inc.(a)	28,620	477,095
Matson, Inc.	4,398	474,016
MillerKnoll, Inc.	16,659	423,638
Mueller Industries, Inc.	15,021	838,472
Owens Corning	3,087	519,264
REV Group, Inc.	24,966	545,757
SkyWest, Inc.(a)	9,141	667,567
Sterling Infrastructure, Inc.(a)	6,929	703,986
UFP Industries, Inc.	3,111	350,610
		10,412,988
Information Technology - 5.0%
ACM Research, Inc. - Class A(a)	23,587	601,940
ePlus, Inc.(a)	6,778	521,093
Insight Enterprises, Inc.(a)	2,623	478,881
InterDigital, Inc.	3,973	392,254
Jabil, Inc.	3,749	439,983
Photronics, Inc.(a)	22,999	630,403
		3,064,554
Materials - 9.1%
Alpha Metallurgical Resources, Inc.	2,043	668,306
Arch Resources, Inc.	2,489	395,203
Metallus, Inc.(a)	33,542	689,624
Nucor Corp.	3,906	658,278
Olympic Steel, Inc.	7,811	496,545
Ramaco Resources, Inc.(a)	24,441	383,235
Reliance Steel & Aluminum Co.	2,019	574,850
Resolute Forest Products(a)(c)	66,033	93,767
Steel Dynamics, Inc.	4,507	586,451
United States Steel Corp.	8,057	294,081
Warrior Met Coal, Inc.	10,976	750,209
		5,590,549

	Shares	Value
Common Stocks - 86.5% (continued)
Utilities - 1.3%
Vistra Corp.	10,761	$816,114
Total Common Stocks (Cost $48,743,614)		53,469,521

Short-Term Investments - 9.3%
Investments Purchased with Proceeds from Securities Lending - 0.8%
First American Government Obligations Fund - Class X, 5.23%(d)	472,450	472,450
Money Market Funds - 8.5%
First American Treasury Obligations Fund - Class X, 5.21%(d)	5,227,413	5,227,413
Total Short-Term Investments (Cost $5,699,863)		5,699,863

Total Investments - 95.8% (Cost $54,443,477)		59,169,384
Other Assets in Excess of Liabilities - 4.2%		2,579,815
Total Net Assets - 100.0%		$61,749,199
Percentages are stated as a percent of net assets.

(a)Non-income producing security.

(b)All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $456,301 which represented 0.7% of net assets.

(c)Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $93,767 or 0.2% of net assets as of April 30, 2024.

(d)The rate shown represents the 7-day effective yield as of April 30, 2024.

36www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Value and Momentum ETFSchedule of Investments

April 30, 2024

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The open futures contracts held by the fund as of April 30, 2024, are as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Notational Amount	Notional Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	(111)	06/21/2024	$(28,121,850)	$(28,897,888)	$776,038

Annual Report | April 30, 2024 37

The accompanying notes are an integral part of these financial statements.

Cambria Global Tail Risk ETFSchedule of Investments

April 30, 2024

Sector Weightings
Exchange Traded Funds	95.9%
Purchased Options	4.1%
100.0%

Percentages are stated as a percent of total investments, excluding short-term investments.

	Shares	Value
Exchange Traded Funds - 88.0%
iShares® 7-10 Year Treasury Bond ETF	6,327	$578,477
iShares® TIPS Bond ETF	5,441	574,189
VanEck J. P. Morgan EM Local Currency Bond ETF	21,863	518,372
Vanguard Total International Bond ETF	10,666	516,341
Total Exchange Traded Funds (Cost $2,294,697)		2,187,379

	Notional Amount	Contracts	Value
Options Purchased - 3.8%
Put Options - 3.8%
MSCI EAFE Index
Expires 06/21/2024; Strike Price: $2,000	$684,159	3	$945
Expires 09/20/2024; Strike Price: $1,900	1,368,319	6	4,800
Expires 12/20/2024; Strike Price: $2,000	1,368,319	6	18,000
Expires 03/21/2025; Strike Price: $2,100	1,368,319	6	34,500
MSCI Emerging Markets Index
Expires 06/21/2024; Strike Price: $950	313,784	3	855
Expires 09/20/2024; Strike Price: $900	941,353	9	5,580
Expires 12/20/2024; Strike Price: $900	941,353	9	11,160
Expires 03/21/2025; Strike Price: $950	627,569	6	18,840
Total Options Purchased (Cost $214,320)			94,680

	Shares	Value
Short-Term Investments - 5.0%
Money Market Funds - 5.0%
First American Treasury Obligations Fund - Class X, 5.21%(a)	123,992	$123,992
Total Short-Term Investments (Cost $123,992)		123,992

Total Investments - 96.8% (Cost $2,633,009)		2,406,051
Other Assets in Excess of Liabilities - 3.2%		80,013
Total Net Assets - 100.0%		$2,486,064
Percentages are stated as a percent of net assets.

EAFE – Europe, Australasia and Far East

EM – Emerging Markets

ETF – Exchange Traded Funds

MSCI – Morgan Stanley Capital International

TIPS – Treasure Inflated Protected Security

(a)The rate shown represents the 7-day effective yield as of April 30, 2024.

38www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Emerging Shareholder Yield ETFSchedule of Investments

April 30, 2024

Sector Weightings
Information Technology	21.9%
Financials	17.6%
Energy	16.6%
Industrials	10.2%
Materials	9.9%
Consumer Discretionary	9.7%
Utilities	6.3%
Consumer Staples	2.9%
Health Care	2.5%
Real Estate	1.5%
Communication Services	0.9%
100.0%

Percentages are stated as a percent of total investments, excluding short-term investments.

	Shares	Value
Common Stocks - 97.4%
Brazil - 4.8%
Cia de Saneamento de Minas Gerais Copasa MG	703,800	$2,653,854
Cielo SA	3,292,100	3,544,051
Petroleo Brasileiro SA	434,700	3,710,262
TIM SA	940,700	3,202,938
Ultrapar Participacoes SA	745,200	3,727,005
		16,838,110
China - 19.4%
Anhui Conch Cement Co. Ltd. - Class H	976,500	2,279,378
Bank of Communications Co. Ltd. - Class H	5,175,000	3,744,295
CGN Power Co. Ltd. - Class H	12,102,000	4,068,705
China Coal Energy Co. Ltd. - Class H	3,519,000	3,553,773
China Petroleum & Chemical Corp. - Class H	6,718,000	4,053,455
China Shenhua Energy Co. Ltd. - Class H	1,449,000	6,057,026
Dongfeng Motor Group Co. Ltd. - Class H	6,708,000	2,443,888
E-Commodities Holdings Ltd.	14,904,000	3,086,464
Fufeng Group Ltd.	5,796,000	4,245,475
Huadian Power International Corp. Ltd. - Class H	9,290,000	5,082,798
JNBY Design Ltd.	1,956,500	3,576,508
Lonking Holdings Ltd.	11,943,000	2,198,463

	Shares	Value
Common Stocks - 97.4% (continued)
China - 19.4% (continued)
People’s Insurance Co. Group of China Ltd. - Class H	9,876,000	$3,257,198
PetroChina Co. Ltd. - Class H	5,866,000	5,534,033
PICC Property & Casualty Co. Ltd. - Class H	2,698,000	3,369,612
SciClone Pharmaceuticals Holdings Ltd.	1,672,500	3,835,588
Shenzhen Expressway Corp. Ltd. - Class H	2,898,000	2,645,087
Yankuang Energy Group Co. Ltd. - Class H	2,484,000	5,410,838
		68,442,584
Czech Republic - 0.8%
CEZ AS	75,493	2,786,641

Hong Kong - 0.5%
China Medical System Holdings Ltd.	2,070,000	1,854,948
India - 7.7%
Bank of Baroda	771,696	2,603,574
Coal India Ltd.	829,518	4,516,622
Indian Bank	833,031	5,473,750
Oil & Natural Gas Corp. Ltd.	1,216,332	4,123,382
Oil India Ltd.	823,446	6,120,361
Vedanta Ltd.	878,370	4,188,341
		27,026,030
Indonesia - 1.2%
Indo Tambangraya Megah Tbk PT	1,283,400	1,991,006
United Tractors Tbk PT	1,449,000	2,212,265
		4,203,271
Mexico - 3.5%
Arca Continental SAB de CV	414,000	4,027,684
Banco del Bajio SA	1,200,600	4,437,750
GCC SAB de CV	351,900	3,963,375
		12,428,809
Poland - 4.6%
Bank Polska Kasa Opieki SA	75,587	3,149,148
Powszechna Kasa Oszczednosci Bank Polski SA	332,287	4,972,345
Powszechny Zaklad Ubezpieczen SA	350,121	4,426,143
XTB SA	229,153	3,591,743
		16,139,379

Annual Report | April 30, 2024 39

The accompanying notes are an integral part of these financial statements.

Cambria Emerging Shareholder Yield ETFSchedule of Investments

April 30, 2024

	Shares	Value
Common Stocks - 97.4% (continued)
Russia - 0.0%(a)
Alrosa PJSC(b)(c)	538,800	$—
Federal Grid Co. Unified Energy System(b)(c)(d)	328,200,000	4
Gazprom Neft PJSC(b)(c)	223,200	—
Gazprom PJSC(b)(c)(d)	423,000	—
Inter RAO UES PJSC(b)(c)	11,040,000	—
LUKOIL PJSC(b)(c)	17,160	—
Magnitogorsk Iron & Steel Works PJSC(b)(c)(d)	1,560,000	—
NovaBev Group PJSC(b)(c)	20,340	—
Novolipetsk Steel PJSC(b)(c)(d)	458,400	—
OGK-2 PJSC(b)(c)	94,200,000	1
Sberbank of Russia PJSC(b)(c)	276,600	—
Severstal PAO(b)(c)(d)	85,200	—
Unipro PJSC(b)(c)(d)	21,240,000	—
		5
South Africa - 10.9%
AECI Ltd.	571,253	2,850,309
Exxaro Resources Ltd.	250,928	2,413,255
Investec Ltd.	665,868	4,244,007
Investec PLC	677,591	4,345,727
Kumba Iron Ore Ltd.	102,294	2,519,244
Motus Holdings Ltd.	656,971	2,920,220
Nedbank Group Ltd.	239,993	2,916,831
Reunert Ltd.	1,188,417	4,186,334
Sanlam Ltd.	765,594	2,767,670
Tiger Brands Ltd.	275,253	3,006,376
Truworths International Ltd.	1,580,272	6,338,301
		38,508,274
South Korea - 12.3%
DB Insurance Co. Ltd.	52,164	3,672,352
Doosan Bobcat, Inc.	67,939	2,565,962
GS Holdings Corp.	97,710	3,174,285
Hancom, Inc.	216,997	3,768,127
Hankook Tire & Technology Co. Ltd.	83,781	3,582,561
Hanmi Semiconductor Co. Ltd.	86,967	8,494,714
Kia Corp.	54,542	4,656,650
KT&G Corp.	47,421	3,067,388
Poongsan Corp.	92,919	4,369,969
Samsung C&T Corp.	28,718	3,118,857
Ssangyong C&E Co. Ltd.	580,776	2,941,489
		43,412,354

	Shares	Value
Common Stocks - 97.4% (continued)
Taiwan - 28.7%(e)
Asustek Computer, Inc.	414,000	$5,467,108
Catcher Technology Co. Ltd.	621,000	4,157,546
Chicony Electronics Co. Ltd.	1,168,000	7,263,681
China Motor Corp.	873,000	3,847,291
Dimerco Express Corp.	1,720,054	4,949,605
Evergreen Marine Corp. Taiwan Ltd.	728,000	4,236,718
Evergreen Steel Corp.	861,000	3,926,617
Global Mixed Mode Technology, Inc.	312,000	2,764,327
Holy Stone Enterprise Co. Ltd.	1,042,000	3,104,048
Huaku Development Co. Ltd.	1,035,000	5,276,396
IEI Integration Corp.	1,656,000	4,012,604
ITE Technology, Inc.	1,242,000	6,369,817
L&K Engineering Co. Ltd.	561,000	4,686,199
Nantex Industry Co. Ltd.	2,484,000	2,544,113
Novatek Microelectronics Corp.	209,000	3,966,648
O-TA Precision Industry Co. Ltd.	1,009,000	2,739,254
Radiant Opto-Electronics Corp.	828,000	5,060,253
Systex Corp.	1,035,000	3,973,190
TaiDoc Technology Corp.	621,000	2,946,517
Taiwan Semiconductor Co. Ltd.	953,000	2,136,509
Tong Yang Industry Co. Ltd.	913,000	3,336,619
Transcend Information, Inc.	1,035,000	2,978,303
Tripod Technology Corp.	828,000	5,022,112
Utechzone Co. Ltd.	1,123,000	3,114,271
Winstek Semiconductor Co. Ltd.	873,000	3,525,567
		101,405,313
Turkey - 3.0%
Enerjisa Enerji AS	3,328,417	6,993,671
Turkiye Petrol Rafinerileri AS	618,971	3,742,160
		10,735,831
Total Common Stocks (Cost $303,623,509)		343,781,549

Short-Term Investments - 2.7%
Money Market Funds - 2.7%
First American Treasury Obligations Fund - Class X, 5.21%(f)	9,383,284	9,383,284
Total Short-Term Investments (Cost $9,383,284)		9,383,284

Total Investments - 100.1% (Cost $313,006,793)		353,164,833
Other Assets in Excess of Liabilities - (0.1)%		(389,779)
Total Net Assets - 100.0%		$352,775,054
Percentages are stated as a percent of net assets.

40www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Emerging Shareholder Yield ETFSchedule of Investments

April 30, 2024

AS - Turkish Joint Stock Company

PAO - Russian Public Stock Company

PJSC - Private Joint Stock Company

PLC - Public Limited Company

PT – Perseroan Terbatas

SA - Sociedad Anónima

SAB de CV - Sociedad Anónima Bursátil de Capital Variable

(a)Represents less than 0.05% of net assets.

(b)Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $5 or 0.0% of net assets as of April 30, 2024.

(c)These securities are considered to be illiquid. The aggregate value of these securities at April 30, 2024, was $5, which represent 0.00% of the Fund’s net assets.

(d)Non-income producing security.

(e)To the extent that the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(f)The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Annual Report | April 30, 2024 41

The accompanying notes are an integral part of these financial statements.

Cambria Tail Risk ETFSchedule of Investments

April 30, 2024

Sector Weightings
U.S. Treasury Obligations	94.3%
Purchased Options	5.7%
100.0%

Percentages are stated as a percent of total investments, excluding short-term investments.

	Par	Value
U.S. Treasury Obligations - 91.0%
U.S. Treasury Bond, 4.125%, 11/15/2032	$77,786,000	$74,686,714
Total U.S. Treasury Obligations (Cost $79,066,721)		74,686,714

	Notional Amount	Contracts	Value
Options Purchased - 5.5%
Put Options - 5.5%
S&P 500® Index
Expires 06/21/2024, Strike Price: $4,400	$7,553,535	15	$12,075
Expires 09/20/2024, Strike Price: $4,000	63,449,694	126	214,830
Expires 09/20/2024, Strike Price: $4,200	36,760,537	73	175,200
Expires 12/20/2024, Strike Price: $4,100	71,003,229	141	557,655
Expires 12/20/2024, Strike Price: $4,200	19,639,191	39	179,400
Expires 03/21/2025, Strike Price: $4,400	56,399,728	112	985,600
Expires 03/21/2025, Strike Price: $4,700	28,199,864	56	763,280
Expires 06/20/2025, Strike Price: $4,800	26,185,588	52	956,540
Expires 06/20/2025, Strike Price: $4,700	21,653,467	43	696,815
Total Options Purchased (Cost $9,906,786)			4,541,395

	Shares	Value
Short-Term Investments - 0.9%
Money Market Funds - 0.9%
First American Treasury Obligations Fund - Class X, 5.21%(a)	775,169	$775,169
Total Short-Term Investments (Cost $775,169)		775,169

Total Investments - 97.4% (Cost $89,748,676)		80,003,278
Other Assets in Excess of Liabilities - 2.6%		2,094,667
Total Net Assets - 100.0%		$82,097,945
Percentages are stated as a percent of net assets.

(a)The rate shown represents the 7-day effective yield as of April 30, 2024.

42www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Trinity ETFSchedule of Investments

April 30, 2024

Sector Weightings
Exchange Traded Funds	100.0%
100.0%

Percentages are stated as a percent of total investments, excluding short-term investments and investments purchased with proceeds from securities lending.

	Shares	Value
Exchange Traded Funds - 99.8%
Alpha Architect 1-3 Month Box ETF(a)	10,050	$1,074,345
Cambria Emerging Shareholder Yield ETF(b)(c)	263,242	9,013,406
Cambria Foreign Shareholder Yield ETF(b)(c)	329,895	8,841,186
Cambria Global Real Estate ETF(b)(c)	173,303	4,108,858
Cambria Global Value ETF(c)	204,609	4,415,790
Cambria Micro and SmallCap Shareholder Yield ETF(c)	216,145	5,505,689
Cambria Shareholder Yield ETF(b)(c)	112,222	7,733,218
Cambria Tactical Yield ETF(c)	169,176	4,276,769
Cambria Value and Momentum ETF(c)	374,306	10,744,191
First Trust Managed Futures Strategy Fund	63,989	3,159,137
Graniteshares Gold Trust(a)	90,411	2,045,097
Grizzle Growth ETF(d)(e)	79,785	2,261,107
iMGP DBi Managed Futures Strategy ETF	116,937	3,499,924
Invesco Emerging Markets Sovereign Debt ETF	112,197	2,202,427
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	319,554	4,505,711
iShares Global Industrials ETF	16,773	2,261,671
iShares Global Tech ETF(b)	30,511	2,150,415
JPMorgan USD Emerging Markets Sovereign Bond ETF	83,078	3,163,835
KFA Mount Lucas Managed Futures Index Strategy ETF(a)(b)	36,448	1,135,002
Schwab US TIPS ETF	41,331	2,117,387
Simplify Managed Futures Strategy ETF	41,845	1,146,135
SPDR FTSE International Government Inflation-Protected Bond ETF	53,417	2,069,375
VanEck Bitcoin Trust(a)	20,931	1,398,819
VanEck J.P. Morgan EM Local Currency Bond ETF	128,871	3,055,531
Vanguard Intermediate-Term Treasury ETF	109,871	6,283,522

	Shares	Value
Exchange Traded Funds - 99.8% (continued)
Vanguard Small-Cap Value ETF	12,398	$2,236,103
Vanguard Total Bond Market ETF	59,213	4,184,583
WisdomTree Managed Futures Strategy Fund	61,705	2,256,552
Total Exchange Traded Funds (Cost $102,459,700)		106,845,785

Short-Term Investments - 3.9%
Investments Purchased with Proceeds from Securities Lending - 3.7%
First American Government Obligations Fund - Class X, 5.23%(f)	3,960,925	3,960,925

Money Market Funds - 0.2%
First American Treasury Obligations Fund - Class X, 5.21%(f)	263,222	263,222
Total Short-Term Investments (Cost $4,224,147)		4,224,147

Total Investments - 103.7% (Cost $106,683,847)		111,069,932
Liabilities in Excess of Other Assets - (3.7%)		(3,958,940)
Total Net Assets - 100.0%		$107,110,992
Percentages are stated as a percent of net assets.

EM – Emerging Markets

ETF – Exchange Traded Funds

FTSE – Financial Times Stock Exchange

SPDR – Standard & Poor’s Depository Receipts

TIPS – Treasury Inflated Protected Security

(a)Non-income producing security.

(b)All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $3,798,487 which represented 3.5% of net assets.

(c)Affiliated company as defined by the Investment Company Act of 1940.

(d)Affiliated investment managed by Tidal Investments LLC, the Fund’s sub-adviser.

(e)Affiliated investment due to the Fund holding more than 5% of the outstanding shares.

(f)The rate shown represents the 7-day effective yield as of April 30, 2024.

Annual Report | April 30, 2024 43

The accompanying notes are an integral part of these financial statements.

Cambria Trinity ETFSchedule of Investments

April 30, 2024

Transactions with affiliated companies during the year ended April 30, 2024, are as follows:

Security Name	Market Value as of April 30, 2023	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Market Value as of April 30, 2024	Share Balance as of April 30, 2024	Dividends	Change in Unrealized Gain (Loss)	Realized Gain (Loss)
Cambria Emerging Shareholder Yield ETF	$9,884,898	$96,705	$199,658	$(1,364,066)	$(1,476,922)	$9,013,406	263,242	$587,454	$1,546,392	$126,741
Cambria Foreign Shareholder Yield ETF	10,429,729	6,893,326	34,854	(7,312,576)	(1,350,305)	8,841,186	329,895	493,329	538,352	(392,194)
Cambria Global Real Estate ETF	4,513,970	551,028	92,379	(223,348)	(660,449)	4,108,858	173,303	275,192	(58,738)	(105,984)
Cambria Global Value ETF	10,618,324	2,420,582	215,004	(7,535,905)	(962,268)	4,415,790	204,609	566,487	77,242	(417,189)
Cambria Micro and SmallCap Shareholder Yield ETF	—	5,779,587	—	—	(403,990)	5,505,689	216,145	38,241	106,797	23,295
Cambria Shareholder Yield ETF	4,751,297	4,779,438	100,502	(1,955,801)	(1,264,435)	7,733,218	112,222	140,223	980,199	342,018
Cambria Tactical Yield ETF	—	4,557,496	—	—	(297,335)	4,276,769	169,176	25,297	15,125	1,483
Cambria Value and Momentum ETF	9,232,280	2,098,751	196,712	(765,739)	(1,722,470)	10,744,191	374,306	103,316	1,574,351	130,306
Grizzle Growth ETF	—	2,299,888	—	(134,891)	(265,878)	2,261,107	79,785	7,628	321,582	40,406
	$49,430,498	$29,476,801	$839,109	$(19,292,326)	$(8,404,052)	$56,900,214	1,922,683	$2,237,167	$5,101,302	$(251,118)

44www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Cannabis ETFSchedule of Investments

April 30, 2024

Sector Weightings
Consumer Staples	44.0%	(a)
Health Care	35.5%	(a)
Real Estate	7.5%
Financials	4.3%
Industrials	3.7%
Consumer Discretionary	3.3%
Information Technology	1.7%
	100.0%

Percentages are stated as a percent of total investments, excluding short-term investments.

(a)To the extent that the Fund invests a significant portion of its assets in securities of companies of a single sector, it is more likely to be impacted by events or conditions affecting the sector.

	Shares	Value
Common Stocks - 57.6%
Consumer Discretionary - 1.9%
GrowGeneration Corp.(a)	71,610	$214,114

Consumer Staples - 25.3%(b)
Altria Group, Inc.	11,039	483,619
British American Tobacco PLC	13,200	387,774
Imperial Brands PLC	20,337	464,659
Philip Morris International, Inc.	4,842	459,699
Turning Point Brands, Inc.	16,848	485,896
Universal Corp.	7,051	362,633
Village Farms International, Inc.(a)	115,764	177,119
		2,821,399
Financials - 2.5%
AFC Gamma, Inc. – REIT	23,265	279,180

Health Care - 20.5%
Charlotte’s Web Holdings, Inc.(a)	604,625	144,936
Cronos Group, Inc.(a)	191,622	563,369
Intercure Ltd.(a)	54,681	159,669
Jazz Pharmaceuticals PLC(a)	4,392	486,414
MyMD Pharmaceuticals, Inc.(a)	—	1
Organigram Holdings, Inc.(a)	167,681	355,667
SNDL, Inc.(a)	231,792	572,526
		2,282,582

	Shares	Value
Common Stocks - 57.6% (continued)
Industrials - 2.1%
Hydrofarm Holdings Group, Inc.(a)	130,647	$126,740
Urban-Gro, Inc.(a)	53,701	112,235
		238,975
Information Technology - 1.0%
WM Technology, Inc.(a)	87,989	111,306

Real Estate - 4.3%
Innovative Industrial Properties, Inc. – REIT	4,672	483,085
Total Common Stocks (Cost $14,621,496)		6,430,641

Short-Term Investments - 26.5%
Money Market Funds - 26.5%(c)
First American Treasury Obligations Fund - Class X, 5.21%(d)	2,957,569	2,957,569
Total Short-Term Investments (Cost $2,957,569)		2,957,569

Total Investments - 84.1% (Cost $17,579,065)		9,388,210
Other Assets in Excess of Liabilities - 15.9%		1,772,514
Total Net Assets - 100.0%		$11,160,724
Percentages are stated as a percent of net assets.

PLC - Public Limited Company

REIT – Real Estate Investment Trust

(a)Non-income producing security.

(b)To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)Value of security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC at www.sec.gov.

(d)The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Annual Report | April 30, 2024 45

The accompanying notes are an integral part of these financial statements.

Cambria Cannabis ETFSchedule of Investments

April 30, 2024

Schedule of Total Return Swap Contracts
April 30, 2024

Reference Entity	Counterparty	Long/Short	Maturity Date	Financing Rate(a)	Payment Frequency	Notional Amount	Upfront Payments (Receipts)	Value/ Unrealized Appreciation (Depreciation)(b)
Cresco Labs, Inc.	Nomura Securities International, Inc.	Long	04/15/2025	6.87%	Month	$284,191	$—	$—
Glass House Brands, Inc.	Nomura Securities International, Inc.	Long	04/15/2025	6.87%	Month	580,635	—	—
Goodness Growth Holdings, Inc.	Nomura Securities International, Inc.	Long	04/15/2025	6.87%	Month	565,451	—	—
Green Thumb Industries, Inc.	Nomura Securities International, Inc.	Long	04/15/2025	6.87%	Month	579,248	—	—
Grown Rogue International, Inc	Nomura Securities International, Inc.	Long	04/15/2025	6.87%	Month	557,760	—	—
Terrascend Corp.	Nomura Securities International, Inc.	Long	04/15/2025	6.87%	Month	281,229	—	—
Trulieve Cannabis Corp.	Nomura Securities International, Inc.	Long	04/15/2025	6.87%	Month	629,679	—	—
Verano Holdings Corp.	Nomura Securities International, Inc.	Long	04/15/2025	6.87%	Month	600,054	—	—
							$—	$—

(a)Floating rate based on the overnight bank rate and spread of 155 basis points and is reset monthly.

(b)As of April 30, 2024, the balance of unrealized appreciation (depreciation) of swap contracts was $0 due to the reset of swaps on April 30, 2024.

46www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Global Real Estate ETFSchedule of Investments

April 30, 2024

Sector Weightings
Real Estate	100.0%	(a)
100.0%

Percentages are stated as a percent of total investments, excluding short-term investments.

(a)To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors

	Shares	Value
Real Estate Investments Trusts - 97.0%
Australia - 5.2%
Abacus Group	397,684	$298,838
GPT Group	102,388	279,899
Hotel Property Investments Ltd.	146,197	307,795
Stockland	99,192	285,941
		1,172,473
Canada - 1.3%
Boardwalk Real Estate Investment Trust	5,460	281,081
France - 2.7%
Carmila SA	17,738	298,337
Klepierre SA	11,756	316,913
		615,250
Guernsey - 1.3%
Balanced Commercial Property Trust Ltd.	288,599	280,561
Japan - 1.3%
Nippon Hotel & Residential Investment Corp.	583	287,961
Malaysia - 1.4%
IGB Real Estate Investment Trust	813,500	311,934
Mexico - 4.7%
FIBRA Macquarie Mexico	141,504	253,176
Fibra Uno Administracion SA de CV	164,990	236,157
Prologis Property Mexico SA de CV	67,789	266,237
TF Administradora Industrial S de RL de CV	117,800	289,777
		1,045,347
Netherlands - 2.5%
Vastned Retail NV	12,672	283,319
Wereldhave NV	19,735	275,060
		558,379

	Shares	Value
Real Estate Investments Trusts - 97.0% (continued)
Singapore - 1.3%
AIMS APAC Real Estate Investment Trust	318,900	$294,358
South Africa - 5.2%
Attacq Ltd.	575,321	308,733
Fairvest Ltd. – Class B	1,521,896	287,863
Hyprop Investments Ltd.	173,566	267,248
SA Corporate Real Estate Ltd.	2,115,202	288,826
		1,152,670
Spain - 1.3%
Lar Espana Real Estate Socimi SA	40,422	294,635
Thailand - 1.3%
Lotus’s Retail Growth Freehold and Leasehold Property Fund	810,800	286,602
Turkey - 7.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(a)	956,760	287,741
Ozak Gayrimenkul Yatirim Ortakligi(a)	1,069,002	278,587
Reysas Gayrimenkul Yatirim Ortakligi AS(a)	381,386	375,189
Torunlar Gayrimenkul Yatirim Ortakligi AS	261,339	363,448
Yeni Gimat Gayrimenkul Ortakligi AS(a)	212,429	287,295
		1,592,260
United Kingdom - 1.2%
Target Healthcare Real Estate Investment Trust PLC	285,412	277,463
United States - 59.3%(b)
Acadia Realty Trust	18,920	326,938
American Homes 4 Rent - Class A	8,231	294,670
Apple Hospitality Real Estate Investment Trust, Inc.	18,415	271,805
AvalonBay Communities, Inc.	1,640	310,895
Boston Properties, Inc.	5,100	315,639
Brandywine Realty Trust	69,481	315,444
Brixmor Property Group, Inc.	13,404	296,228
Broadstone Net Lease, Inc.	20,178	293,792
CareTrust Real Estate Investment Trust, Inc.	12,534	309,840
Chatham Lodging Trust	30,360	278,401
Cousins Properties, Inc.	12,893	295,765
DiamondRock Hospitality Co.	32,080	285,512
Douglas Emmett, Inc.	23,817	326,531
EastGroup Properties, Inc.	1,686	261,937
Elme Communities	22,900	347,163
Empire State Realty Trust, Inc. - Class A	31,699	288,461
EPR Properties	7,073	287,093
Equity Commonwealth(a)	16,001	299,539

Annual Report | April 30, 2024 47

The accompanying notes are an integral part of these financial statements.

Cambria Global Real Estate ETFSchedule of Investments

April 30, 2024

	Shares	Value
Real Estate Investments Trusts - 97.0% (continued)
United States - 59.3% (continued)
Equity Residential	4,841	$311,760
Franklin Street Properties Corp.	131,348	244,307
Highwoods Properties, Inc.	12,292	322,050
Host Hotels & Resorts, Inc.	14,740	278,144
Hudson Pacific Properties, Inc.	48,901	283,626
Innovative Industrial Properties Real Estate Investment Trust, Inc.	3,042	314,543
InvenTrust Properties Corp.	11,965	303,193
Kilroy Realty Corp.	8,662	292,776
NexPoint Diversified Real Estate Trust	11	66
Omega Healthcare Investors, Inc.	9,587	291,541
Orion Office Real Estate Investment Trust, Inc.	96,922	302,397
Paramount Group, Inc.	70,208	325,765
Park Hotels & Resorts, Inc.	17,400	280,662
Pebblebrook Hotel Trust	18,900	274,617
Piedmont Office Realty Trust, Inc. - Class A	48,200	332,097
Regency Centers Corp.	4,915	291,066
Retail Opportunity Investments Corp.	23,465	287,916
Rexford Industrial Realty, Inc.	5,700	244,017
RLJ Lodging Trust	25,300	278,300
Sabra Health Care Real Estate Investment Trust, Inc.	21,786	303,261
Saul Centers, Inc.	7,853	285,928
SITE Centers Corp.	21,604	291,438
STAG Industrial, Inc.	8,009	275,430
Sunstone Hotel Investors, Inc.	26,613	271,453
Tanger, Inc.	10,040	284,634
Vornado Realty Trust	12,071	314,208
Welltower, Inc.	3,251	309,755
Whitestone Real Estate Investment Trust	25,091	288,547
		20,289,150
Total Real Estate Investment Trusts (Cost $22,155,367)		21,740,124

	Shares	Value
Short-Term Investments - 2.3%
Money Market Funds - 2.3%
First American Treasury Obligations Fund - Class X, 5.21%(c)	510,923	$510,923

Total Short-Term Investments (Cost $510,923)		510,923

Total Investments - 99.3% (Cost $22,666,290)		22,251,047
Other Assets in Excess of Liabilities - 0.7%		159,910
Total Net Assets - 100.0%		$22,410,957
Percentages are stated as a percent of net assets.

AS - Turkish Joint Stock Company

NV - Naamloze Vennootschap

SA - Sociedad Anónima

SA de CV - Mexican Public Limited Company with Variable Capital

S de RL de CV – Mexican Limited Responsibility Corporation with Variable Capital

(a)Non-income producing security.

(b)To the extent that the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(c)The rate shown represents the 7-day effective yield as of April 30, 2024.

48www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Micro and SmallCap Shareholder Yield ETFSchedule of Investments

April 30, 2024

Sector Weightings
Common Stocks
Financials	24.0%
Industrials	21.2%
Consumer Discretionary	16.1%
Energy	14.4%
Materials	5.2%
Communication Services	4.9%
Information Technology	2.7%
Health Care	2.0%
Consumer Staples	2.0%
Utilities	1.1%
Closed End Funds	6.4%
100.0%

Percentages are stated as a percent of total investments, excluding short-term investments.

	Shares	Value
Common Stocks - 92.2%
Communication Services - 4.8%
Nexstar Media Group, Inc.	1,604	$256,736
Scholastic Corp.	7,099	252,867
Sinclair, Inc.	21,623	265,963
Spok Holdings, Inc.	17,119	264,489
TEGNA, Inc.	18,792	256,323
		1,296,378
Consumer Discretionary - 15.9%
Academy Sports & Outdoors, Inc.	4,128	240,662
Asbury Automotive Group, Inc.(a)	1,201	252,498
Buckle, Inc.	6,990	261,356
Carter’s, Inc.	3,297	225,548
Ethan Allen Interiors, Inc.	8,084	228,292
Foot Locker, Inc.	10,076	210,085
KB Home	3,946	255,543
Landsea Homes Corp.(a)	19,837	229,117
ODP Corp.(a)	5,229	266,209
Patrick Industries, Inc.	2,329	243,357
Perdoceo Education Corp.	15,320	280,356
Solo Brands, Inc. - Class A(a)	132,601	249,290
Steven Madden Ltd.	6,676	269,777
Sturm Ruger & Co., Inc.	5,890	272,296
Travel + Leisure Co.	5,697	248,047
Under Armour, Inc. - Class C(a)	39,271	256,047
Upbound Group, Inc.	7,739	239,986
		4,228,466

	Shares	Value
Common Stocks - 92.2% (continued)
Consumer Staples - 2.0%
Cal-Maine Foods, Inc.	4,593	$254,131
Edgewell Personal Care Co.	7,185	270,299
		524,430
Energy - 14.1%
Berry Corp.	34,368	291,784
California Resources Corp.	5,067	267,842
CNX Resources Corp.(a)	11,713	275,490
CONSOL Energy, Inc.	3,379	279,646
CVR Energy, Inc.	7,629	231,769
Dorian LPG Ltd.	7,355	303,909
Gulfport Energy Corp.(a)	1,707	270,918
Helmerich & Payne, Inc.	6,523	256,550
International Seaways, Inc.	5,152	284,854
Liberty Energy, Inc.	13,384	294,448
Newpark Resources, Inc.(a)	37,376	259,389
Overseas Shipholding Group, Inc. – Class A	43,042	261,695
Peabody Energy Corp.	11,475	251,762
SM Energy Co.	5,530	268,150
		3,798,206
Financials - 23.6%
American Equity Investment Life Holding Co.	4,827	270,843
Bancorp, Inc.(a)	8,513	254,879
Brighthouse Financial, Inc.(a)	5,445	262,721
Cathay General Bancorp	7,257	249,931
CNO Financial Group, Inc.	10,024	263,932
Employers Holdings, Inc.	6,066	258,351
Enact Holdings, Inc.	8,896	264,478
First Busey Corp.	11,743	262,339
Genworth Financial, Inc.(a)	42,974	254,836
Horace Mann Educators Corp.	7,518	277,113
International Bancshares Corp.	5,014	279,029
Jackson Financial, Inc. – Class A	4,185	285,918
Lincoln National Corp.	8,841	241,094
Marqeta, Inc. - Class A(a)	46,234	256,599
MGIC Investment Corp.	12,464	252,770
Mr Cooper Group, Inc.(a)	3,568	275,450
Navient Corp.	15,779	237,001
Pathward Financial, Inc.	5,489	276,481
PROG Holdings, Inc.	7,959	264,557
Radian Group, Inc.	8,328	248,757
SLM Corp.	12,782	270,851
Universal Insurance Holdings, Inc.	13,771	268,810
Westamerica BanCorp	5,740	267,197
Western Union Co.	19,764	265,628
		6,309,565

Annual Report | April 30, 2024 49

The accompanying notes are an integral part of these financial statements.

Cambria Micro and SmallCap Shareholder Yield ETFSchedule of Investments

April 30, 2024

	Shares	Value
Common Stocks - 92.2% (continued)
Health Care - 2.0%
Innoviva, Inc.(a)	17,976	$271,618
Patterson Cos., Inc.	10,020	255,209
		526,827
Industrials - 20.9%
ACCO Brands Corp.	48,465	233,601
Apogee Enterprises, Inc.	4,599	284,126
Atkore, Inc.	1,486	260,496
Brady Corp. - Class A	4,593	270,987
Deluxe Corp.	13,351	263,682
Encore Wire Corp.	1,101	307,575
Genco Shipping & Trading Ltd.	13,688	292,102
GMS, Inc.(a)	2,824	261,276
Greenbrier Cos., Inc.	5,354	264,434
HireRight Holdings Corp.(a)	19,002	271,729
Insteel Industries, Inc.	7,351	235,967
Kelly Services, Inc. - Class A	10,925	250,620
Kennametal, Inc.	11,182	263,112
ManpowerGroup, Inc.	3,640	274,638
Matson, Inc.	2,489	268,264
MillerKnoll, Inc.	9,036	229,785
Pangaea Logistics Solutions Ltd.	39,936	287,539
Proto Labs, Inc.(a)	7,796	237,622
REV Group, Inc.	13,654	298,476
SkyWest, Inc.(a)	3,953	288,688
Wabash National Corp.	9,487	219,245
		5,563,964
Information Technology - 2.8%
DXC Technology Co.(a)	13,068	254,695
Immersion Corp.	35,262	256,355
Xerox Holdings Corp.	15,303	203,377
		714,427
Materials - 5.1%
Alpha Metallurgical Resources, Inc.	854	279,360
Kronos Worldwide, Inc.	22,739	260,362
LSB Industries, Inc.(a)	33,560	312,108
Ryerson Holding Corp.	8,468	241,761
Sylvamo Corp.	4,428	276,750
		1,370,341
Utilities - 1.0%
ALLETE, Inc.	4,690	277,742
Total Common Stocks (Cost $24,329,924)		24,610,346

	Shares	Value
Closed End Funds - 6.3%
Bain Capital Specialty Finance, Inc.	16,916	$281,313
BlackRock TCP Capital Corp.	26,520	267,322
Carlyle Secured Lending, Inc.	16,514	283,545
CION Investment Corp.	25,178	287,785
Goldman Sachs BDC, Inc.	17,682	274,778
PennantPark Investment Corp.	40,232	286,452
Total Closed End Funds (Cost $1,623,639)		1,681,195

Short-Term Investments - 1.4%
Money Market Funds - 1.4%
First American Treasury Obligations Fund - Class X, 5.21%(b)	373,916	373,916
Total Short-Term Investments (Cost $373,916)		373,916

Total Investments - 99.9% (Cost $26,327,479)		26,665,457
Other Assets in Excess of Liabilities - 0.1%		19,466
Total Net Assets - 100.0%		$26,684,923
Percentages are stated as a percent of net assets.

(a)Non-income producing security.

(b)The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

50www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria Tactical Yield ETFSchedule of Investments

April 30, 2024

Sector Weightings
Government	100.0%
100.0%

Percentages based on total investments, excluding money market funds.

	Shares	Value
Short-Term Investments - 99.9%
Money Market Funds - 0.4%
First American Treasury Obligations Fund - Class X, 5.21%(a)	56,495	$56,495

	Par	Value
U.S. Treasury Bills - 99.5%
5.28%, 06/13/2024(b)	$4,620,000	4,590,948
5.00%, 10/31/2024(b)	4,730,000	4,605,932
5.15%, 03/20/2025(b)	4,820,000	4,603,402
		13,800,282
Total Short-Term Investments (Cost $13,868,825)		13,856,777

Total Investments - 99.9% (Cost $13,868,825)		13,856,777
Other Assets in Excess of Liabilities - 0.1%		13,701
Total Net Assets - 100.0%		$13,870,478
Percentages are stated as a percent of net assets.

(a)The rate shown represents the 7-day effective yield as of April 30, 2024.

(b)The rate shown is the effective yield as of April 30, 2024.

Annual Report | April 30, 2024 51

The accompanying notes are an integral part of these financial statements.

Cambria ETF TrustStatements of Assets and Liabilities

April 30, 2024

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF	Cambria Global Momentum ETF
Assets:
Unaffiliated investments, at value*	$1,194,124,421	$276,124,657	$104,923,860	$54,309,857
Affiliated investments, at value	—	—	—	82,526,364
Cash and cash equivalents	—	157	130,186	—
Receivable for investments sold	—	—	635,791	1,396,661
Receivable for fund shares sold	6,980,175	1,339,590	—	—
Dividends and interest receivable	1,228,098	2,756,982	560,500	5,847
Reclaim receivable	14,637	519,288	465,341	—
Securities lending income receivable	1,100	3,190	—	—
Total assets	1,202,348,431	280,743,864	106,715,678	138,238,729

Liabilities:
Payable to investment adviser	590,108	129,797	55,125	68,501
Payable upon return of securities loaned	12,582,845	7,357,219	—	—
Payable for investments purchased	6,912,964	1,318,196	1,805,169	—
Payable for fund shares redeemed	—	—	—	1,409,900
Custodian fees	—	—	7,286	—
Total liabilities	20,085,917	8,805,212	1,867,580	1,478,401

Net Assets	$1,182,262,514	$271,938,652	$104,848,098	$136,760,328

Net Assets Consists of:
Paid-in capital	$1,238,026,950	$272,292,900	$145,101,925	$148,156,612
Total distributable (accumulated) earnings (losses)	(55,764,436)	(354,248)	(40,253,827)	(11,396,284)

Net Assets	$1,182,262,514	$271,938,652	$104,848,098	$136,760,328

Net Asset Value
Outstanding shares of beneficial interest (unlimited authorization - no par value)	17,150,000	10,150,010	4,850,010	4,850,001
Net asset value, offering and redemption price per share	$68.94	$26.79	$21.62	$28.20

Unaffiliated investments at cost	$1,195,949,345	$260,589,450	$114,937,590	$51,400,424
Affiliated investments at cost	$—	$—	$—	$74,958,230
*Includes value of securities on loan	$11,904,696	$6,797,236	$—	$—

52www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria ETF TrustStatements of Assets and Liabilities

April 30, 2024

	Cambria Global Asset Allocation ETF	Cambria Value and Momentum ETF	Cambria Global Tail Risk ETF	Cambria Emerging Shareholder Yield ETF
Assets:
Unaffiliated investments, at value*	$30,873,787	$59,169,384	$2,406,051	$353,164,833
Affiliated investments, at value	25,093,102	—	—	—
Cash and cash equivalents	—	—	7,200	244,558
Foreign currency, at value	—	—	5,209	—
Dividends and interest receivable	456	34,515	574	758,154
Reclaims receivable	—	—	11,154	126,090
Securities lending income receivable	1,050	21	—	—
Variation margin	—	444,000	—	—
Deposits with broker	—	2,604,985	55,876	—
Total assets	55,968,395	62,252,905	2,486,064	354,293,635

Liabilities:
Payable to investment adviser	—	31,256	—	163,510
Payable upon return of securities loaned	2,337,750	472,450	—	—
Deferred foreign capital gains tax payable	—	—	—	1,346,468
Custodian fees	—	—	—	8,603
Total liabilities	2,337,750	503,706	—	1,518,581

Net Assets	$53,630,645	$61,749,199	$2,486,064	$352,775,054

Net Assets Consists of:
Paid-in capital	$54,102,738	$85,842,732	$4,104,352	$317,888,813
Total distributable (accumulated) earnings (losses)	(472,093)	(24,093,533)	(1,618,288)	34,886,241

Net Assets	$53,630,645	$61,749,199	$2,486,064	$352,775,054

Net Asset Value
Outstanding shares of beneficial interest (unlimited authorization - no par value)	1,900,001	2,150,004	150,000	10,350,004
Net asset value, offering and redemption price per share	$28.23	$28.72	$16.57	$34.08

Unaffiliated investments at cost	$32,198,509	$54,443,477	$2,633,009	$313,006,793
Affiliated investments at cost	$23,351,018	$—	$—	$—
Cost of foreign currency	$—	$—	$16,315	$—
*Includes value of securities on loan	$2,270,888	$456,301	$—	$—

Annual Report | April 30, 2024 53

The accompanying notes are an integral part of these financial statements.

Cambria ETF TrustStatements of Assets and Liabilities

April 30, 2024

	Cambria Tail Risk ETF	Cambria Trinity ETF	Cambria Cannabis ETF	Cambria Global Real Estate ETF
Assets:
Unaffiliated investments, at value*	$80,003,278	$54,169,718	$9,388,210	$22,251,047
Affiliated investments, at value	—	56,900,214	—	—
Cash and cash equivalents	—	—	—	—
Receivable for swap contracts	—	—	425,581	—
Dividends and interest receivable	1,486,765	880	24,289	120,412
Reclaim receivable	—	—	—	24,698
Securities lending income receivable	—	1,105	2,644	—
Deposits with broker	649,006	—	1,320,000	14,800
Total assets	82,139,049	111,071,917	11,160,724	22,410,957

Liabilities:
Payable to investment adviser	41,104	—	—	—
Payable upon return of securities loaned	—	3,960,925	—	—
Total liabilities	41,104	3,960,925	—	—

Net Assets	$82,097,945	$107,110,992	$11,160,724	$22,410,957

Net Assets Consists of:
Paid-in capital	$262,404,541	$108,223,223	$34,636,801	$27,558,133
Total distributable (accumulated) earnings (losses)	(180,306,596)	(1,112,231)	(23,476,077)	(5,147,176)

Net Assets	$82,097,945	$107,110,992	$11,160,724	$22,410,957

Net Asset Value
Outstanding shares of beneficial interest (unlimited authorization - no par value)	6,950,002	4,200,002	1,650,002	950,002
Net asset value, offering and redemption price per share	$11.81	$25.50	$6.76	$23.59

Unaffiliated investments at cost	$89,748,676	$54,226,993	$17,579,065	$22,666,290
Affiliated investments at cost	$—	$52,456,854	$—	$—
*Includes value of securities on loan	$—	$3,798,487	$—	$—

54www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria ETF TrustStatements of Assets and Liabilities

April 30, 2024

	Cambria Micro and SmallCap Shareholder Yield ETF(a)		Cambria Tactical Yield ETF(a)
Assets:
Unaffiliated investments, at value	$26,665,457		$13,856,777
Dividends and interest receivable	19,466		13,701
Total assets	26,684,923		13,870,478

Liabilities:
Total liabilities	—	(b)	—	(b)

Net Assets	$26,684,923		$13,870,478

Net Assets Consists of:
Paid-in capital	$26,146,140		$13,808,495
Total distributable (accumulated) earnings (losses)	538,783		61,983

Net Assets	$26,684,923		$13,870,478

Net Asset Value
Outstanding shares of beneficial interest (unlimited authorization - no par value)	1,050,000		550,000
Net asset value, offering and redemption price per share	$25.41		$25.22

Unaffiliated investments at cost	$26,327,479		$13,868,825

(a)Inception Date January 4, 2024.

(b)As of April 30, 2024, the Fund had no liabilities.

Cambria ETF TrustStatements of Operations

For the Year or Period Ended April 30, 2024

Annual Report | April 30, 2024 55

The accompanying notes are an integral part of these financial statements.

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF	Cambria Global Momentum ETF
Investment Income:
Dividend income from unaffiliated investments	$23,509,503	$14,116,224	$7,601,791	$2,139,169
Dividend income from affiliated investments	—	—	—	3,758,306
Less: Dividend withholding taxes	—	(1,420,059)	(831,897)	—
Interest income	339,898	201,635	234,907	73,184
Securities lending income	38,084	62,459	14,241	91,957
Total investment income	23,887,485	12,960,259	7,019,042	6,062,616

Expenses:
Management fees	5,443,898	1,311,347	715,705	902,819
Custodian fees	—	—	61,976	—
Total expenses	5,443,898	1,311,347	777,681	902,819
Waiver of management fees	—	—	—	—
Net expenses	5,443,898	1,311,347	777,681	902,819
Net Investment Income	18,443,587	11,648,912	6,241,361	5,159,797

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Unaffiliated investments	122,901,059	810,435	2,567,294	(3,104,609)
Affiliated investments	—	—	—	(1,424,099)
Foreign currency transactions	—	(104,417)	(152,497)	—
Net realized gain (loss)	122,901,059	706,018	2,414,797	(4,528,708)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(a)	31,772,065	15,534,146	571,914	(724,674)
Affiliated investments(a)	—	—	—	5,330,360
Foreign currency translations	(185)	(57,499)	(5,020)	—
Net change in unrealized appreciation (depreciation)	31,771,880	15,476,647	566,894	4,605,686
Net realized and unrealized gain (loss) on investments and foreign currency	154,672,939	16,182,665	2,981,691	76,978
Net Increase (Decrease) in Net Assets Resulting from Operations	$173,116,526	$27,831,577	$9,223,052	$5,236,775

(a)Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

56www.cambriafunds.com

Cambria ETF TrustStatements of Operations

For the Year or Period Ended April 30, 2024

The accompanying notes are an integral part of these financial statements.

	Cambria Global Asset Allocation ETF	Cambria Value and Momentum ETF	Cambria Global Tail Risk ETF	Cambria Emerging Shareholder Yield ETF
Investment Income:
Dividend income from unaffiliated investments	$991,187	$868,589	$88,402	$13,742,226
Dividend income from affiliated investments	895,432	—	—	—
Less: Dividend withholding taxes	—	—	—	(1,874,617)
Interest income	26,535	98,374	37,410	332,323
Securities lending income	26,499	7	335	6,625
Total investment income	1,939,653	966,970	126,147	12,206,557

Expenses:
Management fees	—	361,069	19,129	1,375,996
Custodian fees	—	—	—	96,479
Broker fees	—	32,242	963	—
Total expenses	—	393,311	20,092	1,472,475
Waiver of management fees	—	—	(2,503)	—
Net expenses	—	393,311	17,589	1,472,475
Net Investment Income	1,939,653	573,659	108,558	10,734,082

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Unaffiliated investments(a)	(709,283)	11,017,370	(695,489)	(157,370)
Affiliated investments(a)	435,875	—	—	—
Foreign currency transactions	—	—	71	(274,190)
Futures contracts	—	(7,712,988)	—	—
Net realized gain (loss)	(273,408)	3,304,382	(695,418)	(431,560)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	932,257	4,646,561	196,669	50,776,454
Affiliated investments	1,625,133	—	—	—
Foreign currency translations	—	—	(9,125)	(15,005)
Futures contracts	—	1,997,081	—	—
Foreign capital gains tax	—	—	—	(1,050,865)
Net change in unrealized appreciation (depreciation)	2,557,390	6,643,642	187,544	49,710,584
Net realized and unrealized gain (loss) on investments and foreign currency	2,283,982	9,948,024	(507,874)	49,279,024
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,223,635	$10,521,683	$(399,316)	$60,013,106

(a)Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

Cambria ETF TrustStatements of Operations

For the Year or Period Ended April 30, 2024

Annual Report | April 30, 2024 57

The accompanying notes are an integral part of these financial statements.

	Cambria Tail Risk ETF	Cambria Trinity ETF	Cambria Cannabis ETF	Cambria Global Real Estate ETF
Investment Income:
Dividend income from unaffiliated investments	$—	$1,973,161	$365,282	$1,155,279
Dividend income from affiliated investments	—	2,237,167	—	—
Less: Dividend withholding taxes	—	—	—	(103,156)
Interest income	5,319,512	79,061	55,656	23,249
Securities lending income	—	18,730	14,483	490
Total investment income	5,319,512	4,308,119	435,421	1,075,862

Expenses:
Management fees	825,641	—	59,588	136,983
Total expenses	825,641	—	59,588	136,983
Waiver of management fees	—	—	(24,162)	(22,527)
Net expenses	825,641	—	35,426	114,456
Net Investment Income	4,493,871	4,308,119	399,995	961,406

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Unaffiliated investments(a)	(30,375,217)	(2,745,570)	(9,513,683)	(849,966)
Affiliated investments(a)	—	(251,118)	—	—
Foreign currency transactions	—	—	(523)	(21,317)
Swap contracts	—	—	596,938	—
Net realized gain (loss)	(30,375,217)	(2,996,688)	(8,917,268)	(871,283)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(637,232)	1,166,645	9,761,370	583,789
Affiliated investments	—	5,101,302	—	—
Foreign currency translations	—	—	(1,344)	(573)
Swap contracts	—	—	—	—
Net change in unrealized appreciation (depreciation)	(637,232)	6,267,947	9,760,026	583,216
Net realized and unrealized gain (loss) on investments and foreign currency	(31,012,449)	3,271,259	842,758	(288,067)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(26,518,578)	$7,579,378	$1,242,753	$673,339

(a)Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

58www.cambriafunds.com

Cambria ETF TrustStatements of Operations

For the Year or Period Ended April 30, 2024

The accompanying notes are an integral part of these financial statements.

	Cambria Micro and SmallCap Shareholder Yield ETF(a)	Cambria Tactical Yield ETF(a)
Investment Income:
Dividend income from unaffiliated investments	$208,241	$—
Interest income	9,551	143,240
Total investment income	217,792	143,240

Expenses:
Management fees	40,180	16,175
Total expenses	40,180	16,175
Waiver of management fees	(26,300)	(11,198)
Net expenses	13,880	4,977
Net Investment Income	203,912	138,263

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Unaffiliated investments(b)	169,996	—
Net realized gain (loss)	169,996	—

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	337,978	(12,048)
Net change in unrealized appreciation (depreciation)	337,978	(12,048)
Net realized and unrealized gain (loss) on investments and foreign currency	507,974	(12,048)
Net Increase (Decrease) in Net Assets Resulting from Operations	$711,886	$126,215

(a)Inception Date January 4, 2024.

(b)Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

Annual Report | April 30, 2024 59

The accompanying notes are an integral part of these financial statements.

Cambria ETF TrustStatements of Changes in Net Assets

	Cambria Shareholder Yield ETF		Cambria Foreign Shareholder Yield ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$18,443,587	$15,537,282	$11,648,912	$6,610,333
Net realized gain (loss) from investments and foreign currency(a)	122,901,059	(11,730,307)	706,018	(3,444,366)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	31,771,880	(22,392,723)	15,476,647	1,928,741
Net increase (decrease) in net assets from operations	173,116,526	(18,585,748)	27,831,577	5,094,708

Distributions to Shareholders:
Net distributions to shareholders	(18,189,105)	(18,508,788)	(12,160,168)	(5,789,832)

Capital Transactions:
Issued	751,168,272	322,449,091	145,835,241	121,594,482
Redeemed	(441,887,187)	(81,834,941)	(77,228,721)	—
Transaction Fees (Note 2)	—	—	6,392	—
Net increase (decrease) in net assets from capital share transactions	309,281,085	240,614,150	68,612,912	121,594,482
Total net increase (decrease) in net assets	464,208,506	203,519,614	84,284,321	120,899,358

Net Assets:
Beginning of the year or period	718,054,008	514,534,394	187,654,331	66,754,973
End of the year or period	$1,182,262,514	$718,054,008	$271,938,652	$187,654,331

Share Transactions
Issued	11,000,000	5,300,000	5,800,000	4,900,000
Redeemed	(6,200,000)	(1,400,000)	(3,100,000)	—
Net increase (decrease) in shares outstanding from share transactions	4,800,000	3,900,000	2,700,000	4,900,000

(a)Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

60www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria ETF TrustStatements of Changes in Net Assets

	Cambria Global Value ETF		Cambria Global Momentum ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$6,241,361	$5,746,579	$5,159,797	$3,365,641
Net realized gain (loss) from investments and foreign currency(a)	2,414,797	3,279,818	(4,528,708)	(12,035,915)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	566,894	790,033	4,605,686	(1,852,719)
Net increase (decrease) in net assets from operations	9,223,052	9,816,430	5,236,775	(10,522,993)

Distributions to Shareholders:
Distributions to shareholders	(7,413,483)	(5,123,088)	(4,864,989)	(3,308,682)
Return of capital	—	—	(90,620)	—
Net distributions to shareholders	(7,413,483)	(5,123,088)	(4,955,609)	(3,308,682)

Capital Transactions:
Issued	23,355,325	45,063,719	5,410,020	134,679,294
Redeemed	(58,332,382)	(14,165,016)	(46,883,221)	(24,457,816)
Transaction Fees (Note 2)	37,210	—	—	—
Net increase (decrease) in net assets from capital share transactions	(34,939,847)	30,898,703	(41,473,201)	110,221,478
Total net increase (decrease) in net assets	(33,130,278)	35,592,045	(41,192,035)	96,389,803

Net Assets:
Beginning of the year or period	137,978,376	102,386,331	177,952,363	81,562,560
End of the year or period	$104,848,098	$137,978,376	$136,760,328	$177,952,363

Share Transactions
Issued	1,100,000	2,400,000	200,000	4,600,000
Redeemed	(2,900,000)	(750,000)	(1,700,000)	(850,000)
Net increase (decrease) in shares outstanding from share transactions	(1,800,000)	1,650,000	(1,500,000)	3,750,000

(a)Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

Annual Report | April 30, 2024 61

The accompanying notes are an integral part of these financial statements.

Cambria ETF TrustStatements of Changes in Net Assets

	Cambria Global Asset Allocation ETF		Cambria Value and Momentum ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$1,939,653	$1,881,940	$573,659	$1,773,188
Net realized gain (loss) from investments, futures contracts and foreign currency(a)	(273,408)	147,886	3,332,643	(4,526,032)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	2,557,390	(2,859,609)	6,615,381	(5,164,142)
Net increase (decrease) in net assets from operations	4,223,635	(829,783)	10,521,683	(7,916,986)

Distributions to Shareholders:
Net distributions to shareholders	(1,918,316)	(2,092,946)	(592,601)	(1,755,804)

Capital Transactions:
Issued	6,801,606	9,647,654	39,441,240	110,716,425
Redeemed	(6,748,017)	(1,386,118)	(51,657,478)	(68,475,916)
Net increase (decrease) in net assets from capital share transactions	53,589	8,261,536	(12,216,238)	42,240,509
Total net increase (decrease) in net assets	2,358,908	5,338,807	(2,287,156)	32,567,719

Net Assets:
Beginning of the year or period	51,271,737	45,932,930	64,036,355	31,468,636
End of the year or period	$53,630,645	$51,271,737	$61,749,199	$64,036,355

Share Transactions
Issued	250,000	350,000	1,400,000	4,100,000
Redeemed	(250,000)	(50,000)	(1,850,000)	(2,700,000)
Net increase (decrease) in shares outstanding from share transactions	—	300,000	(450,000)	1,400,000

(a)Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

62www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria ETF TrustStatements of Changes in Net Assets

	Cambria Global Tail Risk ETF		Cambria Emerging Shareholder Yield ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$108,558	$104,943	$10,734,082	$7,748,342
Net realized gain (loss) from investments and foreign currency(a)	(695,418)	(974,611)	(431,560)	(4,093,037)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	187,544	366,834	49,710,584	705,005
Net increase (decrease) in net assets from operations	(399,316)	(502,834)	60,013,106	4,360,310

Distributions to Shareholders:
Distributions to shareholders	(92,027)	—	(12,050,108)	(7,385,645)
Return of capital	(23,504)	—	—	—
Net distributions to shareholders	(115,531)	—	(12,050,108)	(7,385,645)

Capital Transactions:
Issued	—	3,304,059	128,713,314	87,812,440
Redeemed	(928,935)	(3,227,221)	—	(2,492,086)
Transaction Fees (Note 2)	—	—	123,516	—
Net increase (decrease) in net assets from capital share transactions	(928,935)	76,838	128,836,830	85,320,354
Total net increase (decrease) in net assets	(1,443,782)	(425,996)	176,799,828	82,295,019

Net Assets:
Beginning of the year or period	3,929,846	4,355,842	175,975,226	93,680,207
End of the year or period	$2,486,064	$3,929,846	$352,775,054	$175,975,226

Share Transactions
Issued	—	150,000	4,200,000	3,150,000
Redeemed	(50,000)	(150,000)	—	(100,000)
Net increase (decrease) in shares outstanding from share transactions	(50,000)	—	4,200,000	3,050,000

(a)Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

Annual Report | April 30, 2024 63

The accompanying notes are an integral part of these financial statements.

Cambria ETF TrustStatements of Changes in Net Assets

	Cambria Tail Risk ETF		Cambria Trinity ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$4,493,871	$6,158,275	$4,308,119	$3,265,308
Net realized gain (loss) from investments	(30,375,217)	(71,798,664)	(2,996,688)	(259,452)
Net change in unrealized appreciation (depreciation) on investments	(637,232)	21,443,374	6,267,947	(4,059,410)
Net increase (decrease) in net assets from operations	(26,518,578)	(44,197,015)	7,579,378	(1,053,554)

Distributions to Shareholders:
Distributions to shareholders	(4,835,037)	(5,934,009)	(4,200,302)	(4,077,927)
Return of capital	—	—	(156,484)	—
Net distributions to shareholders	(4,835,037)	(5,934,009)	(4,356,786)	(4,077,927)

Capital Transactions:
Issued	19,890,706	287,583,821	2,449,493	81,891,017
Redeemed	(130,810,997)	(417,503,209)	(17,660,925)	(8,617,238)
Transaction Fees (Note 2)	31	—	—	—
Net increase (decrease) in net assets from capital share transactions	(110,920,260)	(129,919,388)	(15,211,432)	73,273,779
Total net increase (decrease) in net assets	(142,273,875)	(180,050,412)	(11,988,840)	68,142,298

Net Assets:
Beginning of the year or period	224,371,820	404,422,232	119,099,832	50,957,534
End of the year or period	$82,097,945	$224,371,820	$107,110,992	$119,099,832

Share Transactions
Issued	1,500,000	17,600,000	100,000	3,250,000
Redeemed	(9,900,000)	(26,150,000)	(700,000)	(350,000)
Net increase (decrease) in shares outstanding from share transactions	(8,400,000)	(8,550,000)	(600,000)	2,900,000

64www.cambriafunds.com

The accompanying notes are an integral part of these financial statements.

Cambria ETF TrustStatements of Changes in Net Assets

	Cambria Cannabis ETF		Cambria Global Real Estate ETF
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations:
Net investment income	$399,995	$459,704	$961,406	$917,571
Net realized gain (loss) from investments, swap contracts and foreign currency(a)	(8,917,268)	(5,369,724)	(871,283)	(2,748,431)
Net change in unrealized appreciation (depreciation) on investments, swap contracts and translation of assets and liabilities in foreign currencies	9,760,026	(1,820,598)	583,216	(1,246,481)
Net increase (decrease) in net assets from operations	1,242,753	(6,730,618)	673,339	(3,077,341)

Distributions to Shareholders:
Net distributions to shareholders	(397,187)	(415,452)	(1,425,683)	(783,635)

Capital Transactions:
Issued	—	1,144,071	1,197,842	14,885,328
Redeemed	(873,388)	(2,589,495)	(3,705,397)	(9,162,043)
Net increase (decrease) in net assets from capital share transactions	(873,388)	(1,445,424)	(2,507,555)	5,723,285
Total net increase (decrease) in net assets	(27,822)	(8,591,494)	(3,259,899)	1,862,309

Net Assets:
Beginning of the year or period	11,188,546	19,780,040	25,670,856	23,808,547
End of the year or period	$11,160,724	$11,188,546	$22,410,957	$25,670,856

Share Transactions
Issued	—	100,000	50,000	600,000
Redeemed	(150,000)	(150,000)	(150,000)	(350,000)
Net increase (decrease) in shares outstanding from share transactions	(150,000)	(50,000)	(100,000)	250,000

(a)Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

Annual Report | April 30, 2024 65

The accompanying notes are an integral part of these financial statements.

Cambria ETF TrustStatements of Changes in Net Assets

	Cambria Micro and SmallCap Shareholder Yield ETF	Cambria Tactical Yield ETF
	Period Ended April 30, 2024(a)	Period Ended April 30, 2024(a)
Operations:
Net investment income	$203,912	138,263
Net realized gain (loss) from investments and foreign currency(b)	169,996	—
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	337,978	(12,048)
Net increase (decrease) in net assets from operations	711,886	126,215

Distributions to Shareholders:
Net distributions to shareholders	(173,103)	(64,232)

Capital Transactions:
Issued	26,146,140	13,808,495
Redeemed	—	—
Net increase (decrease) in net assets from capital share transactions	26,146,140	13,808,495
Total net increase (decrease) in net assets	26,684,923	13,870,478

Net Assets:
Beginning of the year or period	—	—
End of the year or period	$26,684,923	$13,870,478

Share Transactions
Issued	1,050,000	550,000
Redeemed	—	—
Net increase (decrease) in shares outstanding from share transactions	1,050,000	550,000

(a)Inception Date January 4, 2024.

(b)Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

66www.cambriafunds.com

Cambria Shareholder Yield ETFFinancial Highlights

For a Share Outstanding Throughout the Periods Presented

The accompanying notes are an integral part of these financial statements.

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
Net Asset Value, Beginning of Year	$58.14	$60.89	$62.48	$29.82	$37.47
Income (Loss) from Investment Operations:
Net Investment Income(a)	1.29	1.48	1.17	0.88	0.86
Net Realized and Unrealized Gain (Loss) on Investments(b)	10.75	(2.54)	(1.27)	32.60	(7.66)
Total from Operations	12.04	(1.06)	(0.10)	33.48	(6.80)

Distributions:
From Net Investment Income	(1.24)	(1.40)	(1.23)	(0.82)	(0.85)
From Net Realized Gains	—	(0.29)	(0.26)	—	—
Total Distributions	(1.24)	(1.69)	(1.49)	(0.82)	(0.85)

Net Asset Value, End of Year	$68.94	$58.14	$60.89	$62.48	$29.82

Total Return	20.84%	(1.59)%	(0.21)%	113.92%	(18.43)%

Ratios and Supplemental Data
Net Assets, End of Year (in 000s)	$1,182,263	$718,054	$514,534	$278,023	$61,127
Ratio of Expense to Average Net Assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income to Average Net Assets	2.00%	2.42%	1.85%	1.95%	2.40%
Portfolio Turnover(c)	50%	41%	51%	37%	30%

(a)Per share data calculated using the average shares method.

(b)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(c)Portfolio turnover rate does not include securities received or delivered from processing creations and redemptions.

Cambria Foreign Shareholder Yield ETFFinancial Highlights

For a Share Outstanding Throughout the Periods Presented

Annual Report | April 30, 2024 67

The accompanying notes are an integral part of these financial statements.

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
Net Asset Value, Beginning of Year	$25.19	$26.18	$27.65	$17.86	$23.56
Income/(Loss) from Investment Operations:
Net Investment Income(a)	1.31	1.54	1.28	0.75	0.90
Net Realized and Unrealized Gain (Loss) on Investments(b)	1.77	(1.01)	(1.32)	9.86	(5.60)
Total from Operations	3.08	0.53	(0.04)	10.61	(4.70)

Distributions:
From Net Investment Income	(1.48)	(1.52)	(1.43)	(0.82)	(1.00)
Total Distributions	(1.48)	(1.52)	(1.43)	(0.82)	(1.00)

Net Asset Value, End of Year	$26.79	$25.19	$26.18	$27.65	$17.86

Total Return	12.94%	2.72%	(0.31)%	60.72%	(20.47)%

Ratios and Supplemental Data
Net Assets, End of Year (in 000s)	$271,939	$187,654	$66,755	$30,416	$17,862
Ratio of Expense to Average Net Assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income to Average Net Assets(c)	5.25%	6.56%	4.68%	3.29%	4.04%
Portfolio Turnover(c)	44%	34%	63%	59%	47%

(a)Per share data calculated using the average shares method.

(b)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(c)Portfolio turnover rate does not include securities received or delivered from processing creations and redemptions.

68www.cambriafunds.com

Cambria Global Value ETFFinancial Highlights

For a Share Outstanding Throughout the Periods Presented

The accompanying notes are an integral part of these financial statements.

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
Net Asset Value, Beginning of Year	$20.75	$20.48	$22.96	$16.37	$23.37
Income/(Loss) from Investment Operations:
Net Investment Income(a)	1.05	1.03	0.96	0.53	0.62
Net Realized and Unrealized Gain (Loss) on Investments(b)	0.98	0.24	(2.60)	6.44	(6.91)
Total from Operations	2.03	1.27	(1.64)	6.97	(6.29)

Distributions:
From Net Investment Income	(1.16)	(1.00)	(0.84)	(0.38)	(0.71)
Total Distributions	(1.16)	(1.00)	(0.84)	(0.38)	(0.71)

Net Asset Value, End of Year	$21.62	$20.75	$20.48	$22.96	$16.37

Total Return	10.33%	6.97%	(7.47)%	43.20%	(27.71)%

Ratios and Supplemental Data
Net Assets, End of Year (in 000s)	$104,848	$137,978	$102,386	$122,851	$96,587
Ratio of Expense to Average Net Assets	0.64%	0.67%	0.66%	0.66%	0.65%
Ratio of Net Investment Income to Average Net Assets	5.15%	5.48%	4.19%	2.75%	2.84%
Portfolio Turnover(c)	36%	94%	3%	14%	25%

(a)Per share data calculated using the average shares method.

(b)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(c)Portfolio turnover rate does not include securities received or delivered from processing creations and redemptions.

Cambria Global Momentum ETFFinancial Highlights

For a Share Outstanding Throughout the Periods Presented

Annual Report | April 30, 2024 69

The accompanying notes are an integral part of these financial statements.

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
Net Asset Value, Beginning of Year	$28.02	$31.37	$29.73	$23.07	$25.09
Income/(Loss) from Investment Operations:
Net Investment Income(a)	0.93	0.65	1.28	0.29	0.56
Net Realized and Unrealized Gain (Loss) on Investments(b)	0.16	(3.42)	1.68	6.69	2.02
Total from Operations	1.09	(2.77)	2.96	6.98	(1.46)

Distributions:
From Net Investment Income	(0.89)	(0.58)	(1.25)	(0.30)	(0.54)
Return of Capital	(0.02)	—	(0.07)	(0.02)	(0.02)
Total Distributions	(0.91)	(0.58)	(1.32)	(0.32)	(0.56)

Net Asset Value, End of Year	$28.20	$28.02	$31.37	$29.73	$23.07

Total Return	3.98%	(8.81)%	10.19%	30.49%	(6.02)%

Ratios and Supplemental Data
Net Assets, End of Year (in 000s)	$136,760	$177,952	$81,563	$62,434	$78,449
Ratio of Expense to Average Net Assets(c)	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income to Average Net Assets(d)	3.38%	2.25%	4.19%	1.13%	2.25%
Portfolio Turnover(e)	166%	307%	69%	115%	251%

(a)Per share data calculated using the average shares method.

(b)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(c)Expense ratios do not include expenses of the underlying funds.

(d)Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(e)Portfolio turnover rate does not include securities received or delivered from processing creations and redemptions.

70www.cambriafunds.com

Cambria Global Asset Allocation ETFFinancial Highlights

For a Share Outstanding Throughout the Periods Presented

The accompanying notes are an integral part of these financial statements.

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
Net Asset Value, Beginning of Year	$26.99	$28.71	$31.55	$24.36	$26.82
Income/(Loss) from Investment Operations:
Net Investment Income(a)	1.05	1.11	1.99	0.58	0.86
Net Realized and Unrealized Gain (Loss) on Investments(b)	1.24	(1.61)	(2.85)	7.33	(2.36)
Total from Operations	2.29	(0.5)	(0.86)	7.91	(1.50)

Distributions:
From Net Investment Income	(1.05)	(1.07)	(1.98)	(0.72)	(0.85)
From Net Realized Gains	—	(0.15)	—	—	(0.11)
Total Distributions	(1.05)	(1.22)	(1.98)	(0.72)	(0.96)

Net Asset Value, End of Year	$28.23	$26.99	$28.71	$31.55	$24.36

Total Return	8.63%	(1.58)%	(3.01)%	33.00%	(5.87)%

Ratios and Supplemental Data
Net Assets, End of Year (in 000s)	$53,631	$51,272	$45,933	$52,061	$49,930
Ratio of Expense to Average Net Assets(c)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of Net Investment Income to Average Net Assets(d)	3.84%	4.08%	6.36%	2.07%	3.24%
Portfolio Turnover(e)	13%	0%	8%	20%	9%

(a)Per share data calculated using the average shares method.

(b)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(c)Expense ratios do not include expenses of the underlying funds.

(d)Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(e)Portfolio turnover rate does not include securities received or delivered from processing creations and redemptions.

Cambria Value and Momentum ETFFinancial Highlights

For a Share Outstanding Throughout the Periods Presented

Annual Report | April 30, 2024 71

The accompanying notes are an integral part of these financial statements.

	Year Ended April 30, 2024		Year Ended April 30, 2023		Year Ended April 30, 2022	Year Ended April 30, 2021		Year Ended April 30, 2020
Net Asset Value, Beginning of Year	$24.63		$26.22		$23.21	$16.64		$20.83
Income/(Loss) from Investment Operations:
Net Investment Income(a)	0.25		0.54		0.25	0.14		0.18
Net Realized and Unrealized Gain (Loss) on Investments(b)	4.10		(1.66)		3.02	6.63		(4.17)
Total from Operations	4.35		(1.12)		3.27	6.77		(3.99)

Distributions:
From Net Investment Income	(0.26)		(0.47)		(0.26)	(0.20)		(0.20)
Total Distributions	(0.26)		(0.47)		(0.26)	(0.20)		(0.20)

Net Asset Value, End of Year	$28.72		$24.63		$26.22	$23.21		$16.64

Total Return	17.75%		(4.34)%		14.17%	41.05%		(19.32)%

Ratios and Supplemental Data
Net Assets, End of Year (in 000s)	$61,749		$64,036		$31,469	$18,567		$10,818
Ratio of Expenses to Average Net Assets	0.64	%(c)	0.61	%(b)	0.59%	0.61	%(d)	0.63	%(e)
Ratio of Net Investment Income to Average Net Assets	0.94%		2.00%		1.02%	0.70%		0.92%
Portfolio Turnover(f)	63%		71%		78%	97%		76%

(a)Per share data calculated using the average shares method.

(b)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(c)Includes broker expense of 0.05%.

(d)Includes broker expense of 0.02%.

(e)Includes broker expense of 0.04%.

(f)Portfolio turnover rate does not include securities received or delivered from processing creations and redemptions.

72www.cambriafunds.com

Cambria Global Tail Risk ETFFinancial Highlights

For a Share Outstanding Throughout the Periods Presented

The accompanying notes are an integral part of these financial statements.

	Year Ended April 30, 2024		Year Ended April 30, 2023		Year Ended April 30, 2022	Year Ended April 30, 2021(a)		Year Ended April 30, 2020
Net Asset Value, Beginning of Year	$19.65		$21.78		$23.67	$23.57		$24.83
Income/(Loss) from Investment Operations:
Net Investment Income(b)	0.62		0.46		0.71	0.94		1.18
Net Realized and Unrealized Gain (Loss) on Investments(c)	(3.03)		(2.59	)(c)	(2.60)	(0.69	)(c)	(1.36)
Total from Operations	(2.41)		(2.13)		(1.89)	0.25		(0.18)

Distributions:
From Net Investment Income	(0.54)		—		—	—		(0.96)
From Net Realized Gains	—		—		—	—		(0.12)
Return of Capital	(0.13)		—		—	(0.15)		—
Total Distributions	(0.67)		—		—	(0.15)		(1.08)

Net Asset Value, End of Year	$16.57		$19.65		$21.78	$23.67		$23.57

Total Return	(12.41)%		(9.78)%		(7.98)%	1.03%		(1.00)%

Ratios and Supplemental Data
Net Assets, End of Year (in 000s)	$2,486		$3,930		$4,356	$7,102		$22,388
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.62	%(d)	0.59%		0.59%	0.59%		0.59%
Ratio of Expenses to Average Net Assets, Including Waivers	0.54	%(d)(e)	0.59%		0.59%	0.59%		0.59%
Ratio of Net Investment Income to Average Net Assets	3.35%		2.20%		3.18%	3.71%		4.72%
Portfolio Turnover(f)	3%		62%		1%	53%		36%

(a)Prior to March 15, 2021, the Cambria Global Tail Risk ETF was known as the Cambria Sovereign Bond ETF.

(b)Per share data calculated using the average shares method.

(c)Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statements of Operations due to share transactions for the period.

(d)Includes broker expenses of 0.03%.

(e)Effective March 1, 2024, the Investment Adviser has agreed to a voluntarily waiver of the advisory fees on Funds with net assets under $50 million, which amounts to 0.08%.

(f)Portfolio turnover rate does not include securities received or delivered from processing creations and redemptions.

Cambria Emerging Shareholder Yield ETFFinancial Highlights

For a Share Outstanding Throughout the Periods Presented

Annual Report | April 30, 2024 73

The accompanying notes are an integral part of these financial statements.

	Year Ended April 30, 2024		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
Net Asset Value, Beginning of Year	$28.61		$30.22	$39.13	$24.97	$31.38
Income/(Loss) from Investment Operations:
Net Investment Income(a)	1.39		1.77	1.81	1.27	1.30
Net Realized and Unrealized Gain (Loss) on Investments(b)	5.83		(1.44)	(8.01)	14.04	(6.35)
Total from Operations	7.22		0.33	(6.20)	15.31	(5.05)

Distributions:
From Net Investment Income	(1.75)		(1.57)	(2.16)	(1.15)	(1.36)
From Net Realized Gains	—		(0.37)	(0.55)	—	—
Return of Capital	—		—	—	(0.15)	—
Total Distributions	(1.75)		(1.94)	(2.71)	(1.15)	(1.36)

Net Asset Value, End of Year	$34.08		$28.61	$30.22	$39.13	$24.97

Total Return	26.51	%(d)	1.64%	(16.81)%	63.04%	(16.89)%

Ratios and Supplemental Data
Net Assets, End of Year (in 000s)	$352,775		$175,975	$93,680	$62,614	$28,713
Ratio of Expenses to Average Net Assets	0.63%		0.66%	0.64%	0.65%	0.69%
Ratio of Net Investment Income to Average Net Assets	4.60%		6.49%	5.14%	4.00%	4.38%
Portfolio Turnover(c)	32%		43%	45%	29%	81%

(a)Per share data calculated using the average shares method.

(b)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(c)Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

(d)The total return for the period includes the impact of financial statement adjustments. This return differs from the actual performance a shareholder experienced over the period.

74www.cambriafunds.com

Cambria Tail Risk ETFFinancial Highlights

For a Share Outstanding Throughout the Periods Presented

The accompanying notes are an integral part of these financial statements.

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
Net Asset Value, Beginning of Year	$14.62	$16.92	$18.74	$22.65	$19.87
Income/(Loss) from Investment Operations:
Net Investment Income(a)	0.42	0.29	0.13	0.04	0.27
Net Realized and Unrealized Gain (Loss) on Investments(b)	(2.77)	(2.27)	(1.84)	(3.92)	2.77
Total from Operations	(2.35)	(1.98)	(1.71)	(3.88)	3.04

Distributions:
From Net Investment Income	(0.46)	(0.32)	(0.11)	(0.03)	(0.26)
Total Distributions	(0.46)	(0.32)	(0.11)	(0.03)	(0.26)

Net Asset Value, End of Year	$11.81	$14.62	$16.92	$18.74	$22.65

Total Return	(16.28)%	(11.86)%	(9.14)%	-17.13%	15.47%

Ratios and Supplemental Data
Net Assets, End of Year (in 000s)	$82,098	$224,372	$404,422	$281,995	$132,488
Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income to Average Net Assets	3.21%	1.80%	0.69%	0.18%	1.31%
Portfolio Turnover(b)	13%	129%	60%	155%	19%

(a)Per share data calculated using the average shares method.

(b)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(c)Portfolio turnover rate does not include securities received or delivered from processing creations and redemptions.

Cambria Trinity ETFFinancial Highlights

For a Share Outstanding Throughout the Periods Presented

Annual Report | April 30, 2024 75

The accompanying notes are an integral part of these financial statements.

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
Net Asset Value, Beginning of Year	$24.81	$26.82	$27.36	$21.32	$24.22
Income/(Loss) from Investment Operations:
Net Investment Income(a)	0.93	0.89	1.59	0.42	0.65
Net Realized and Unrealized Gain (Loss) on Investments	0.70	(1.96)	(0.51)	6.07	(2.91)
Total from Operations	1.63	(1.07)	1.08	6.49	(2.26)

Distributions:
From Net Investment Income	(0.91)	(0.64)	(1.60)	(0.45)	(0.62)
From Net Realized Gains	(0.03)	(0.30)	(0.02)	—	(0.02)
Total Distributions	(0.94)	(0.94)	(1.62)	(0.45)	(0.64)

Net Asset Value, End of Year	$25.50	$24.81	$26.82	$27.36	$21.32

Total Return	6.72%	(3.99)%	3.98%	30.81%	(9.57)%

Ratios and Supplemental Data
Net Assets, End of Year (in 000s)	$107,111	$119,100	$50,958	$43,778	$37,309
Ratio of Expenses to Average Net Assets(b)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of Net Investment Income to Average Net Assets(c)	3.73%	3.54%	5.78%	1.77%	2.74%
Portfolio Turnover(d)	69%	102%	26%	50%	88%

(a)Per share data calculated using the average shares method.

(b)Expense ratios do not include expenses of the underlying funds.

(c) Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(d)Portfolio turnover rate does not include securities received or delivered from processing creations and redemptions.

76www.cambriafunds.com

Cambria Cannabis ETFFinancial Highlights

For a Share Outstanding Throughout the Periods Presented

The accompanying notes are an integral part of these financial statements.

	Year Ended April 30, 2024		Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Year or Period	$6.22		$9.89	$18.86	$11.30	$25.00
Income/(Loss) from Investment Operations:
Net Investment Income(b)	0.23		0.24	0.25	0.47	0.70
Net Realized and Unrealized Gain (Loss) on Investments	0.54		(3.69)	(8.87)	7.63	(13.87)
Total from Operations	0.77		(3.45)	(8.62)	8.10	(13.17)

Distributions:
From Net Investment Income	(0.23)		(0.22)	(0.35)	(0.54)	(0.52)
From Net Realized Gains	—		—	—	—	(0.01)
Total Distributions	(0.23)		(0.22)	(0.35)	(0.54)	(0.53)

Net Asset Value, End of Year or Period	$6.76		$6.22	$9.89	$18.86	$11.30

Total Return	12.97%		(35.04)%	(46.49)%	73.84%	(53.04	)%(c)

Ratios and Supplemental Data
Net Assets, End of Year or Period (in 000s)	$11,161		$11,189	$19,780	$38,671	$9,038
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.59%		0.59%	0.59%	0.59%	0.59	%(d)
Ratio of Expenses to Average Net Assets, Including Waivers	0.35	%(f)	0.42%	0.42%	0.42%	0.42	%(d)
Ratio of Net Investment Income to Average Net Assets	3.96%		3.17%	1.80%	2.94%	6.20	%(d)
Portfolio Turnover(e)	13%		23%	46%	8%	4	%(c)

(a)Inception date July 24, 2019.

(b)Per share data calculated using the average shares method.

(c)Not annualized.

(d)Annualized.

(e)Portfolio turnover rate does not include securities received or delivered from processing creations and redemptions.

(f)Effective March 1, 2024, the Investment Adviser has agreed to a voluntarily waiver of the advisory fees on Funds with net assets under $50 million, which amounts to 0.24%.

Cambria Global Real Estate ETFFinancial Highlights

For a Share Outstanding Throughout the Periods Presented

Annual Report | April 30, 2024 77

The accompanying notes are an integral part of these financial statements.

	Year Ended April 30, 2024		Year Ended April 30, 2023	Year Ended April 30, 2022	Period Ended April 30, 2021(a)
Net Asset Value, Beginning of Year or Period	$24.45		$29.76	$31.66	$25.00
Income/(Loss) from Investment Operations:
Net Investment Income(b)	1.00		1.12	0.56	0.56
Net Realized and Unrealized Gain (Loss) on Investments	(0.36)		(5.44)	0.99 (c)	6.51
Total from Operations	0.64		(4.32)	1.55	7.07

Distributions:
From Net Investment Income	(1.50)		(0.99)	(2.76)	(0.41)
From Net Realized Gains	—		—	(0.49)	—
Return of Capital	—		—	(0.20)	—
Total Distributions	(1.50)		(0.99)	(3.45)	(0.41)

Net Asset Value, End of Year or Period	$23.59		$24.45	$29.76	$31.66

Total Return	2.68%		-14.47%	4.70%	28.40	%(d)

Ratios and Supplemental Data
Net Assets, End of Year or Period (in 000s)	$22,411		$25,671	$23,809	$14,245
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.59%		0.59%	0.59%	0.59	%(e)
Ratio of Expenses to Average Net Assets, Including Waivers	0.49	%(g)	0.59%	0.59%	0.59	%(e)
Ratio of Net Investment Income to Average Net Assets	4.15%		4.29%	3.00%	3.19	%(e)
Portfolio Turnover(f)	77%		94%	120%	51	%(d)

(a)Inception date September 23, 2020.

(b)Per share data calculated using the average shares method.

(c)Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d)Not annualized.

(e)Annualized.

(f)Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

(g)Effective March 1, 2024, the Investment Adviser has agreed to a voluntarily waiver of the advisory fees on Funds with net assets under $50 million, which amounts to 0.10%.

78www.cambriafunds.com

Cambria Micro and SmallCap Shareholder Yield ETFFinancial Highlights

For a Share Outstanding Throughout the Periods Presented

The accompanying notes are an integral part of these financial statements.

	Period Ended April 30, 2024(a)
Net Asset Value, Beginning of Period	$25.00
Income/(Loss) from Investment Operations:
Net Investment Income(b)	0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.33
Total from Operations	0.58

Distributions:
From Net Investment Income	(0.17)
Total Distributions	(0.17)

Net Asset Value, End of Period	$25.41

Total Return	2.31	%(c)

Ratios and Supplemental Data
Net Assets, End of Period (in 000s)	$26,685
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.59	%(d)
Ratio of Expenses to Average Net Assets, Including Waivers(f)	0.20	%(d)
Ratio of Net Investment Income to Average Net Assets	2.99	%(d)
Portfolio Turnover(e)	8	%(c)

(a)Inception Date January 4, 2024.

(b)Per share data calculated using the average shares method.

(c)Not Annualized.

(d)Annualized.

(e)Portfolio turnover rate does not include securities received or delivered from processing creations and redemptions.

(f)Effective March 1, 2024, the Investment Adviser has agreed to a voluntarily waiver of the advisory fees on Funds with net assets under $50 million, which amounts to 0.39%.

Cambria Tactical Yield ETFFinancial Highlights

For a Share Outstanding Throughout the Periods Presented

Annual Report | April 30, 2024 79

The accompanying notes are an integral part of these financial statements.

	Period Ended April 30, 2024(a)
Net Asset Value, Beginning of Period	$25.00
Income/(Loss) from Investment Operations:
Net Investment Income(b)	0.41
Net Realized and Unrealized Gain (Loss) on Investments	(0.05)
Total from Operations	0.36

Distributions:
From Net Investment Income	(0.14)
Total Distributions	(0.14)

Net Asset Value, End of Period	$25.22

Total Return	1.45	%(c)

Ratios and Supplemental Data
Net Assets, End of Period (in 000s)	$13,870
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.59	%(d)
Ratio of Expenses to Average Net Assets, Including Waivers(f)	0.18	%(d)
Ratio of Net Investment Income to Average Net Assets	5.03	%(d)
Portfolio Turnover(e)	0	%(c)

(a)Inception Date January 4, 2024.

(b)Per share data calculated using the average shares method.

(c)Not Annualized.

(d)Annualized.

(e)Portfolio turnover rate does not include securities received or delivered from processing creations and redemptions.

(f)Effective March 1, 2024, the Investment Adviser has agreed to a voluntarily waiver of the advisory fees on Funds with net assets under $50 million, which amounts to 0.41%.

80www.cambriafunds.com

Cambria ETF TrustNotes to Financial Statements

April 30, 2024

1. ORGANIZATION

Cambria ETF Trust (the “Trust”), a Delaware statutory trust, was formed on September 9, 2011, as an open-end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of multiple exchange traded funds (“ETFs”). These financial statements relate only to Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, Cambria Global Tail Risk ETF, Cambria Emerging Shareholder Yield ETF, Cambria Tail Risk ETF, Cambria Trinity ETF, Cambria Cannabis ETF, Cambria Global Real Estate ETF, Cambria Micro and SmallCap Shareholder Yield ETF, and Cambria Tactical Yield ETF (“Shareholder Yield ETF”, “Foreign Shareholder Yield ETF”, “Global Value ETF”, “Global Momentum ETF”, “Global Asset Allocation ETF”, “Value and Momentum ETF”, “Global Tail Risk ETF”, “Emerging Shareholder Yield ETF”, “Tail Risk ETF”, “Trinity ETF”, “Cannabis ETF”, “Global Real Estate ETF”, “Micro and SmallCap Shareholder Yield ETF”, and “Tactical Yield ETF”, respectively, and, collectively, the “Funds”). Cambria Investment Management, L.P. (the “Investment Adviser”) serves as the investment adviser to the Funds. Tidal Investments LLC (the “Sub-Adviser”), a Tidal Financial Group company, serves as the sub-adviser to the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified and actively managed.

The investment objective of Shareholder Yield ETF is to seek income and capital appreciation. The Shareholder Yield ETF inception date is May 13, 2013.

The investment objective of Foreign Shareholder Yield ETF is to seek income and capital appreciation. The Foreign Shareholder Yield ETF inception date is December 2, 2013.

The investment objective of Global Value ETF is to seek income and capital appreciation. The Global Value ETF inception date is March 11, 2014.

The investment objective of Global Momentum ETF is to seek to preserve and grow capital from investments in the U.S. and foreign equity, fixed income, commodity and currency markets, independent of market direction. The Global Momentum ETF inception date is November 3, 2014.

The investment objective of Global Asset Allocation ETF is to seek income and capital appreciation. The Global Asset Allocation ETF inception date is December 9, 2014.

The investment objective of Value and Momentum ETF is to seek income and capital appreciation from investments in the U.S. equity market. The Value and Momentum ETF inception date is September 8, 2015.

The investment objective of Global Tail Risk ETF is to seek income and capital appreciation. The Global Tail Risk ETF inception date is February 22, 2016.

The investment objective of Emerging Shareholder Yield ETF is to seek income and capital appreciation. The Emerging Shareholder Yield ETF inception date is July 13, 2016.

The investment objective of Tail Risk ETF is to seek to provide income and capital appreciation from investments in the U.S. market while protecting against significant downside risk. The Tail Risk ETF inception date is April 5, 2017.

The investment objective of Trinity ETF is to seek income and capital appreciation. The Trinity ETF inception date is September 7, 2018.

The investment objective of Cannabis ETF is to seek capital appreciation from investments in the global equity markets that have exposure to the broad cannabis industry. The Cannabis ETF inception date is July 24, 2019.

The investment objective of Global Real Estate ETF is to seek income and capital appreciation. The Global Real Estate ETF inception date is September 23, 2020.

The investment objective of Micro and SmallCap Shareholder Yield ETF is to seek income and capital appreciation. The Micro and SmallCap Shareholder Yield ETF inception date is January 4, 2024.

The investment objective of Tactical Yield ETF is to seek income and capital appreciation. The Tactical Yield ETF inception date is September January 4, 2024.

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds will issue and redeem shares on a continuous basis at NAV only in large blocks of shares, typically 50,000 shares, called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day.

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Cambria ETF TrustNotes to Financial Statements

April 30, 2024

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Account Standards Codification Topic 946 Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market ( “NASDAQ”), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid.

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Futures are valued at the settlement price established for the business day by the board of trade on which they are traded. Settlement prices for financial futures are provided by an independent pricing agent.

Options are valued at the mean between the last bid and ask prices reported from the options exchange on which such options are listed. If there is no reported sale, long options positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price.

Forward foreign currency contracts and swap contracts are generally valued based on the marked-to-market value of the contract. Pricing services, approved and monitored pursuant to a policy approved by the Funds’ Board, provide market quotations based on both market prices and indicative bids.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser serve as its “Valuation Designee” and perform fair value determinations on behalf of all series of the Trust, subject to the Board’s supervision and direction. The following securities may be fair valued by the Valuation Designee: (1) securities for which market quotations are insufficient or not readily available, (2) securities for which, in the judgment of the Valuation Designee, the prices or values do not represent the fair value of the instrument, and (3) securities deemed to be illiquid. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the current price at which the asset may be sold. Fair value estimates are based on judgments regarding the current economic environment, financial reports, credit, collateral and other such factors.

Under Rule 2a-5 of the 1940 Act, a fair value is determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Valuation Procedures, as applicable, of the Investment Adviser, subject to oversight by the Board. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

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Cambria ETF TrustNotes to Financial Statements

April 30, 2024

•Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Shareholder Yield ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,172,281,811	$—	$—	$1,172,281,811
Investments Purchased with Proceeds from Securities Lending	12,582,845	—	—	12,582,845
Money Market Funds	9,259,765	—	—	9,259,765
Total Investments in Securities	$1,194,124,421	$—	$—	$1,194,124,421

Foreign Shareholder Yield ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$266,992,253	$—	$—	$266,992,253
Investments Purchased with Proceeds from Securities Lending	7,357,219	—	—	7,357,219
Money Market Funds	1,775,185	—	—	1,775,185
Total Investments in Securities	$276,124,657	$—	$—	$276,124,657

Global Value ETF
Investments in Securities	Level 1	Level 2	Level 3(a)	Total
Common Stocks	$99,813,744	$—	$—	$99,813,744
Preferred Stocks	3,687,780	—	—	3,687,780
Money Market Funds	1,422,336	—	—	1,422,336
Total Investments in Securities	$104,923,860	$—	$—	$104,923,860

(a)A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Global Momentum ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$135,520,045	$—	$—	$135,520,045
Money Market Funds	1,316,176	—	—	1,316,176
Total Assets	$136,836,221	$—	$—	$136,836,221

Global Asset Allocation ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$53,526,002	$—	$—	$53,526,002
Investments Purchased with Proceeds from Securities Lending	2,337,750	—	—	2,337,750
Money Market Funds	103,137	—	—	103,137
Total Assets	$55,966,889	$—	$—	$55,966,889

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Cambria ETF TrustNotes to Financial Statements

April 30, 2024

Value and Momentum ETF
Investments in Securities	Level 1	Level 2	Level 3(a)	Total
Common Stocks	$53,375,754	$—	$93,767	$53,469,521
Investments Purchased with Proceeds from Securities Lending	472,450	—	—	472,450
Money Market Funds	5,227,413	—	—	5,227,413
Total Assets	$59,075,617	$—	$93,767	$59,169,384
Other Financial Instruments(b):
Assets
Futures	$776,038	$—	$—	$776,038
Total Assets	$776,038	$—	$—	$776,038

(a)A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

(b)The fair value of the Fund’s investment represents the net unrealized appreciation (depreciation) as of April 30, 2024.

Global Tail Risk ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,187,379	$—	$—	$2,187,379
Options Purchased	—	94,680	—	94,680
Money Market Funds	123,992	—	—	123,992
Total Assets	$2,311,371	$94,680	$—	$2,406,051

Emerging Shareholder Yield ETF
Investments in Securities	Level 1	Level 2	Level 3(a)	Total
Common Stocks	$343,781,544	$—	$5	$343,781,549
Money Market Funds	9,383,284	—	—	9,383,284
Total Assets	$353,164,828	$—	$5	$353,164,833

(a)A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Tail Risk ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$74,686,714	$—	$74,686,714
Options Purchased	—	4,541,395	—	4,541,395
Money Market Funds	775,169	—	—	775,169
Total Assets	$775,169	$79,228,109	$—	$80,003,278

Trinity ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$106,845,785	$—	$—	$106,845,785
Investments Purchased with Proceeds from Securities Lending	3,960,925	—	—	3,960,925
Money Market Funds	263,222	—	—	263,222
Total Assets	$111,069,932	$—	$—	$111,069,932

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Cambria ETF TrustNotes to Financial Statements

April 30, 2024

Cannabis ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$6,430,641	$—	$—	$6,430,641
Money Market Funds	2,957,569	—	—	2,957,569
Total Assets	$9,388,210	$—	$—	$9,388,210

Other Financial Instruments(a):
Liabilities
Total Return Swaps	—	—	—	—
Total Liabilities	$—	$—	$—	$—

(a)The fair value of the Fund’s investment represents the net unrealized appreciation (depreciation) as of April 30, 2024.

Global Real Estate ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts	$21,740,124	$—	$—	$21,740,124
Money Market Funds	510,923	—	—	510,923
Total Assets	$22,251,047	$—	$—	$22,251,047

Micro and Small Cap Shareholder Yield ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$24,610,346	$—	$—	$24,610,346
Closed End Funds	1,681,195	—	—	1,681,195
Money Market Funds	373,916	—	—	373,916
Total Assets	$26,665,457	$—	$—	$26,665,457

Tactical Yield ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Money Market Funds	$56,495	$—	$—	$56,495
U.S. Treasury Bills	—	13,800,282	—	13,800,282
Total Assets	$56,495	$13,800,282	$—	$13,856,777

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. These gains and losses are included in net realized and unrealized gains and losses on foreign currency transactions on the Statements of Operations.

The value of the Funds’ foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates, as a change in the value of a foreign currency against the U.S. dollar generally will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund. In addition to the risks of foreign currency exchange rates generally, trading in the currencies of certain countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions, which may in turn make such holdings denominated in those currencies difficult to value. The Funds may also incur losses in connection with conversions between various currencies.

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Cambria ETF TrustNotes to Financial Statements

April 30, 2024

Futures Contracts — Consistent with its investment objective and strategies, Value and Momentum ETF utilized futures contracts during the year ended April 30, 2024. The Value and Momentum ETF’s investment in futures contracts is designed to enable it to more closely approximate the performance of its benchmark index. Value and Momentum ETF chose to invest in futures contracts for tactical hedging purposes as well as to enhance its returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, Value and Momentum ETF records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. If a margin deposit was made upon entering into futures contracts, it is included in Deposit with Broker for futures contracts on the Statements of Assets and Liabilities.

Risks of entering into futures contracts include, 1) the possibility that there will be an imperfect price correlation between the futures and the underlying securities; 2) the possibility that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date; 3) Value and Momentum ETF could lose more than the original margin deposit required to initiate a futures transaction and; 4) losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Options Written/Purchased — The Value and Momentum ETF, Global Tail Risk ETF, Tail Risk ETF may invest in equity options contracts for the purpose of hedging their existing portfolio securities, or securities that they intend to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. The Value and Momentum ETF may use options to hedge up to 100% of the value of its long portfolio in an attempt to avoid overvalued and downtrending markets. The Global Tail Risk ETF utilizes a put option strategy to manage the risk of a significant negative movement in the value of global ex-U.S. equities on a month-by-month basis. A Fund may also invest in equity option contracts to enhance its returns. The Tail Risk ETF utilizes a put option strategy to manage the risk of a significant negative movement in the value of domestic equities over rolling one-month periods. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. There is risk that a Fund may pay a premium whether or not the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities.

Swaps Contracts — Swap contracts are agreements among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of an underlying index). Swap agreements may be negotiated bilaterally and traded over the counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), commodities, and foreign currencies, and may increase or decrease the overall volatility of the Fund’s investments and its share price.

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Cambria ETF TrustNotes to Financial Statements

April 30, 2024

The fair value of derivative instruments as of April 30, 2024:

	Asset Derivatives		Liabilities Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Cambria Value and Momentum ETF
Equity Risk (Futures Contracts)	Unrealized appreciation on futures contracts	$776,038*	Unrealized depreciation on futures contracts	N/A
Total		$776,038

Cambria Global Tail Risk ETF
Equity Contracts (Purchased Options)	Investments, at value	$94,680	Investments, at value	N/A
Total		$94,680

Cambria Tail Risk ETF
Equity Contracts (Purchased Options)	Investments, at value	$4,541,395	Investments, at value	N/A
Total		$4,541,395

Cambria Cannabis ETF
Equity Contracts (Total Return Swaps)	Unrealized appreciation on swaps	N/A	Unrealized depreciation on swaps	N/A
Total				N/A

*Includes cumulative appreciation/depreciation on futures contracts and swaps as reported on the Schedules of Investments. Only current day’s variation margin for futures contracts are reported within the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended April 30, 2024:

Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Cambria Value and Momentum ETF
Equity Risk (Futures Contracts)	Net Realized Gain (Loss) on Futures Contracts/Net change in Unrealized Appreciation (Depreciation) on Futures Contracts	$(7,712,988)	$1,997,081
Total		$(7,712,988)	$1,997,081

Cambria Global Tail Risk ETF
Equity Contracts (Purchased Options)*	Net Realized Gain (Loss) on Investments of Securities of Unaffiliated Issuers/Net Change in Unrealized Appreciation (Depreciation) on Investments of Securities of Unaffiliated Issuers	$(605,046)	$205,734
Total		$(605,046)	$205,734

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Cambria ETF TrustNotes to Financial Statements

April 30, 2024

Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Cambria Tail Risk ETF
Equity Contracts (Purchased Options)*	Net Realized Gain (Loss) on Investments of Securities of Unaffiliated Issuers/Net Change in Unrealized Appreciation (Depreciation) on Investments of Securities of Unaffiliated Issuers	$(24,068,932)	$8,046,610
Total		$(24,068,932)	$8,046,610

Cambria Cannabis ETF
Equity Risk (Swap Contracts)	Net Realized Gain (Loss) on Swaps/Swaps Contracts Net Change in Unrealized Appreciation (Depreciation) on Swap Contracts	$596,938	$0**
Total		$596,938	$0**

*Purchased options are included within net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments.

** Does not round to $1

The monthly average notional value of the short equity futures contracts during the year ended April 30, 2024, for the Value and Momentum ETF was ($31,479,179). The average notional amount of purchased option contracts during the year ended April 30, 2024, for Global Tail Risk ETF and Tail Risk ETF was $9,511,129 and $404,708,760, respectively. The average monthly notional value of long and short swap contracts during the year ended April 30, 2024, for Cambria Cannabis ETF was $15,646 and $67,484, respectively.

Federal Income Taxes — The Funds intend to qualify as “regulated investment companies” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. If so qualified, the Funds will not be subject to U.S. federal income tax to the extent they distribute substantially all of their net investment income and net capital gains to their shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely- than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period.

The Funds did not record any tax provisions in the current year. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of the year/period ended April 30, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses — All organizational and offering expenses of the Trust were borne by the Investment Adviser and are not subject to future recoupment. As a result, organizational and offering expenses are not reflected in the financial statements. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Dividend income received from the underlying funds is recognized on the ex-dividend date and is recorded as dividend income in the Statements of Operations. Capital gain distributions received from the underlying funds are recognized on ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recognized on the accrual basis. Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income. Withholding taxes on foreign dividends and foreign capital gains tax have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

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Cambria ETF TrustNotes to Financial Statements

April 30, 2024

Foreign Taxes — The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Dividends and Distributions to Shareholders — The Funds generally pay out dividends from their net investment income, if any, quarterly, and distribute their net capital gains, if any, to shareholders at least annually. All distributions are recorded on ex-dividend date.

Creation Units — The Funds issue and redeem shares on a continuous basis at NAV in groups of 50,000 shares called creation units (“Creation Units”). Purchasers of Creation Units (“Authorized Participants”) must pay a creation transaction fee per transaction. The fee is typically a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a Redemption Fee per transaction to the custodian on the date of such redemption, regardless of the number of Creation Units redeemed that day.

ALPS Distributors Inc. (the “Distributor”), the Funds’ Distributor, has entered into participant agreements with certain broker-dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Fund and/or serve as counterparty to derivative transactions with the Funds.

Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of the Funds may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a participant agreement with the distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged. The following table discloses Creation Unit breakdown for the year/period ended April 30, 2024:

	Creation Unit Shares	Creation Fee	Value	Redemption Fee	Variable Charge
Cambria Shareholder Yield ETF	50,000	$700	$3,447,000	$700	None
Cambria Foreign Shareholder Yield ETF	50,000	2,500	1,339,500	2,500	Up to 2.0%
Cambria Global Value ETF	50,000	3,500	1,081,000	3,500	Up to 2.0%
Cambria Global Momentum ETF	50,000	500	1,410,000	500	Up to 2.0%
Cambria Global Asset Allocation ETF	50,000	500	1,411,500	500	None
Cambria Value and Momentum ETF	50,000	700	1,436,000	700	None
Cambria Global Tail Risk ETF	50,000	500	828,500	500	Up to 2.0%
Cambria Emerging Shareholder Yield ETF	50,000	3,500	1,704,000	3,500	Up to 2.0%
Cambria Tail Risk ETF	50,000	500	590,500	500	None
Cambria Trinity ETF	50,000	300	1,275,000	300	None
Cambria Cannabis ETF	50,000	500	338,000	500	Up to 2.0%
Cambria Global Real Estate ETF	50,000	1,500	1,179,500	1,500	Up to 2.0%
Cambria Micro and Small Cap Shareholder Yield ETF	25,000	300	635,250	300	Up to 2.0%
Cambria Tactical Yield ETF	50,000	300	1,261,000	300	Up to 2.0%

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Funds of all or a portion of the applicable Deposit Securities. In these circumstances, the Funds may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities. Amounts are disclosed as segregated cash balances with Authorized Participants for Deposit Securities and payable for collateral upon return of Deposit Securities on the Statements of Assets and Liabilities.

Illiquid Securities — A security is considered illiquid if a Fund reasonably expects that the investment cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

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Cash and cash equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statements of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3. OFFSETTING ASSETS AND LIABILITIES

The Funds are required to disclose the impact of offsetting assets and liabilities represented in the Statements of Assets and Liabilities to enable users of the financial statements to evaluate the effect, or potential effect, of netting arrangements on the Funds for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement, or similar agreement, or meet the following criteria to offset assets and liabilities: 1) the amounts owed by a Fund to another party are determinable; 2) a Fund has the right to offset the amounts owed with the amounts owed by the other party; 3) a Fund intends to offset assets and liabilities, which can be enforced by law.

As of April 30, 2024, the Funds’ financial instruments and derivative instruments are not subject to a master netting arrangement. See Note 10 for offsetting related to securities lending.

4. RELATED PARTIES

Investment Advisory Agreement — The Investment Adviser is responsible for overseeing the management and business affairs of the Funds and has discretion to purchase and sell securities in accordance with the Funds’ objectives, policies, and restrictions. The Investment Adviser reviews, supervises, and administers each Fund’s investment program. The Investment Adviser has entered into an investment advisory agreement (“Advisory Agreement”) with respect to the Funds. Pursuant to the Advisory Agreement, the Funds pay the Investment Adviser, on a monthly basis, an annual advisory fee based on their average daily nets assets for the services and facilities it provides payable at an annual rate of 0.59%, excluding the Global Asset Allocation ETF and Trinity ETF, neither of which is charged an advisory fee.

With respect to each Fund, except the Global Value ETF and Emerging Shareholder Yield ETF, the Investment Adviser bears all of the costs of the Funds, except for the advisory fee, payments under each Fund’s 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. With respect to the Global Value ETF and Emerging Shareholder Yield ETF, the Investment Adviser bears all of the costs of each Fund, except for the advisory fee, payments under the Fund’s 12b-1 plan, brokerage expenses, custodial expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. The Global Value ETF and Emerging Shareholder Yield ETF may pay up to 0.10% of each Funds average daily net assets in custody fees. The Advisory Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on 60 days’ written notice to the Investment Adviser, and by the Investment Adviser on 60 days’ written notice to the Trust and that it shall be automatically terminated if it is assigned.

Cannabis ETF has contractually agreed to waive 0.17% of its advisory fee, on an annualized basis, through at least August 31, 2024, unless otherwise terminated by the Board. The waived fees are not eligible for recapture by the Investment Adviser. Effective March 1, 2024, the Investment Adviser has agreed to a voluntarily waiver of the advisory fees on Funds with net assets under $50 million. During the year/period ended April 30, 2024, the Investment Adviser voluntarily waived the following:

Fees Waived
Global Tail Risk ETF	$2,503
Cannabis ETF	24,162
Global Real Estate ETF	22,527
Micro and SmallCap ETF	26,300
Tactical Yield ETF	11,189

These voluntary waivers are in addition to the Cannabis ETF’s contractual fee waiver/expense limitation agreement discussed above and may be discontinued at any time. The fees waived are not eligible for recapture by the Investment Adviser. Additionally, the Investment Adviser earned $259,079 in management fees from the Global Momentum ETF related to the Fund’s investment in affiliated funds.

The Sub-Adviser serves as sub-adviser to the Funds, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Funds (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Funds’ portfolio, including determining the securities purchased and sold by the Funds, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee of 0.03% on the first $2 billion of the Funds aggregate average daily net assets and 0.025% of average daily net assets

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over $2 billion by the Adviser, which is calculated and paid monthly. The Sub-Adviser has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Fund, except for Excluded Expenses. For assuming the payment obligation, the Adviser has agreed to pay to the Sub-Adviser the profits, if any, generated by the Funds’ Management Fee. Expenses incurred by the Funds and paid by the Sub-Adviser include fees charged by Tidal, as defined below.

Administrator, Custodian and Transfer Agent — Tidal ETF Services LLC ( “Tidal”) serves as the Funds’ Administrator and, in that capacity, performs various administrative and management services for the Funds, and prepares reports and materials to be supplied to the Board. Prior to September 5, 2023, ALPS Fund Services served as the Funds’ administrator, and Brown Brothers Harriman & Co. (“BBH”) was the Funds’ transfer agent.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings and reports for the Funds, including regulatory compliance monitoring and financial reporting; and monitors the activities of the Funds’ custodian. Effective September 5, 2023, U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, served as the Funds’ custodian. The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Funds, as applicable. BBH also serves as a custodian for certain securities pursuant to a custodian agreement.

Distribution Agreement — The Distributor serves as the Funds’ distributor of Creation Units pursuant to a distribution agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year for certain distribution-related activities. However, no such fee is currently paid by the Funds, and the Board has not currently approved the commencement of any payments under the Plan.

Certain officers and trustees of the Trust are affiliated with the Investment Adviser, Sub-Adviser and Administrator.

5. INVESTMENT TRANSACTIONS

For the year/period ended April 30, 2024, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities, were:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Cambria Shareholder Yield ETF	$455,663,155	$456,622,445
Cambria Foreign Shareholder Yield ETF	106,507,864	97,636,901
Cambria Global Value ETF	41,863,192	43,284,688
Cambria Global Momentum ETF	252,014,915	252,031,812
Cambria Global Asset Allocation ETF	7,610,878	6,499,914
Cambria Value and Momentum ETF	34,845,494	40,863,860
Cambria Global Tail Risk ETF	91,255	214,684
Cambria Emerging Shareholder Yield ETF	160,681,636	73,615,327
Cambria Tail Risk ETF	17,280,770	82,734,318
Cambria Trinity ETF	81,330,277	78,804,020
Cambria Cannabis ETF	1,137,189	3,785,566
Cambria Global Real Estate ETF	17,610,278	18,239,815
Cambria Micro and Small Cap Shareholder Yield ETF	2,455,033	1,910,631
Cambria Tactical Yield ETF	—	—

For the year ended April 30, 2024, the Tail Risk ETF had purchases and sales of U.S. Government securities of $18,299,385 and $134,183,993, respectively.

During the period ended April 30, 2024, the Funds realized net capital gains (losses) resulting from redemptions in kind in which Authorized Participants exchange Fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the Funds, and gains are not distributed to shareholders, they have been reclassified from accumulated gains to paid in capital.

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For the year or period ended April 30, 2024, in-kind transactions associated with creations and redemptions were:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Net Realized Gain/(Loss)
Cambria Shareholder Yield ETF	$745,844,403	$438,666,989	$152,900,193
Cambria Foreign Shareholder Yield ETF	132,681,828	73,632,152	13,598,182
Cambria Global Value ETF	16,028,476	45,405,840	8,636,204
Cambria Global Momentum ETF	5,396,867	46,587,861	1,969,932
Cambria Global Asset Allocation ETF	6,761,161	6,669,791	646,567
Cambria Value and Momentum ETF	36,435,903	49,643,265	13,570,363
Cambria Global Tail Risk ETF	—	725,812	(4,417)
Cambria Emerging Shareholder Yield ETF	37,987,944	—	—
Cambria Tail Risk ETF	—	574,770	13,519
Cambria Trinity ETF	2,295,105	17,510,617	1,087,950
Cambria Cannabis ETF	—	778,223	(474,849)
Cambria Global Real Estate ETF	1,163,881	3,596,627	209,456
Cambria Micro and Small Cap Shareholder Yield ETF	25,239,164	—	—
Cambria Tactical Yield ETF	—	—	—

6. PRINCIPAL RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investments could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds are subject to the principal risks set forth in their prospectuses under the heading ‘‘Principal Risks.’’ Some of these risks, any of which may adversely affect a Fund’s NAV, trading price, yield, total return, or ability to meet its investment objective, are set forth below.

Cannabis Industry Risk. Cannabis Companies are subject to various laws and regulations that may differ at the local and federal level. These laws and regulations may significantly affect a Cannabis Company’s ability to secure financing, impact the market for cannabis industry sales and services, and set limitations on marijuana use, production, transportation, and storage. Cannabis Companies may also be required to secure permits and authorizations from government agencies to cultivate or research marijuana. In addition, Cannabis Companies are subject to the risks associated with the agricultural, biotechnology, and pharmaceutical industries. The Cannabis ETF invests in publicly-traded Cannabis Companies primarily listed and traded on a national securities exchange that operates in a jurisdiction where the Cannabis Companies’ cannabis-related business activities are legal under the national and local laws of the relevant jurisdiction, including U.S. federal and state laws.

Cash Redemption Risk. A Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, a Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, such Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used exclusively (i.e., securities are distributed as payment of redemption proceeds). In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance.

Commodity Investing Risk. Investing in commodity-related companies may subject a Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Funds’ holdings.

Corporate Bond Risk. Corporate bonds respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Currency Strategies Risk. Currency exchange rates may fluctuate significantly over short periods of time and can be unpredictably affected by political developments or government intervention. Changes in currency exchange rates may affect the U.S. dollar value of the Funds’ investments.

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Cyber Security Risk. Each Fund, and its service providers, may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Funds in many ways, including, but not limited to, disruption of the Funds’ operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Funds’ third-party service providers, including the Investment Adviser, the Custodian, and the transfer agent, may subject the Funds to many of the same risks associated with direct cyber security breaches and adversely impact the Funds. For instance, cyber-attacks may impact the Funds’ ability to calculate its NAV, cause the release of confidential business information, impede trading, cause a Fund to incur additional compliance costs associated with corrective measures, subject a Fund to regulatory fines or other financial losses, and/or cause reputational damage to the Funds. Cyber security breaches of market makers, Authorized Participants, or the issuers of securities in which the Funds invest could also have material adverse consequences on the Funds’ business operations and cause financial losses for the Funds and its shareholders. While the Funds and its service providers have established business continuity plans and risk management systems designed to address cyber security risks, prevent cyber-attacks and mitigate the impact of cyber security breaches, there are inherent limitations on such plans and systems. In addition, the Funds have no control over the cyber security protections put in place by its service providers or any other third parties whose operations may affect the Funds or its shareholders.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to the risks of investing directly in foreign securities. In addition, depositary receipts may not track the price of or may be less liquid than their underlying foreign securities, and the value of depositary receipts may change materially at times when the U.S. markets are not open for trading.

Derivatives Risk. Derivatives are financial instruments that have a value which depend upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, indexes, rates or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on fund performance. The successful use of derivatives generally depends on the ability to predict market movements. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Investment Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce a fund’s return. A fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid.

Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Funds and the capital resources available for these companies’ dividend payments may adversely affect the Funds.

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to these securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. For example, emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. markets and markets of more developed countries. Each of these factors may impact the ability of the Funds to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Funds to decline in value.

Equity Investing Risk. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Exchange-Traded Funds and Exchange-Traded Products (“ETP”) and Investment Companies Risk. The risks of investing in securities of ETFs, ETPs and investment companies typically reflect the risks of the types of instruments in which the underlying ETF, ETP or investment company invests. In addition, with such investments, the Funds bear their proportionate share of the fees and expenses of the underlying entity. As a result, the Funds’ operating expenses may be higher and performance may be lower.

Fixed Income Risk. A decline in an issuer’s credit rating may cause a decrease in the value of its fixed income securities and an increase in their investment risk and volatility. During periods of falling interest rates, an issuer of a callable bond held by the Funds may “call” (or repay) the security before its stated maturity, and the Funds may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Funds’ income. The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase.

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Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities by the Funds are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Futures Contracts Risk. Risks associated with the use of futures contracts include the following: (i) an imperfect correlation between movements in prices of index futures contracts and movements in the value of the stock index that the instrument is designed to simulate; and (ii) the possibility of an illiquid secondary market for a futures contract and the resulting inability to close a position prior to its maturity date. Investments in futures may expose the Fund to leverage.

Geographic Investment Risk. To the extent the Funds invest a significant portion of assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Hedging Risk. Options used by the Funds to offset its exposure to tail risk or reduce volatility may not perform as intended. There can be no assurance that the Funds’ put option strategy will be effective. It may expose the Funds to losses, e.g., option premiums, to which it would not have otherwise been exposed if it only invested, directly or indirectly, in U.S. government bonds and ex-U.S. sovereign bonds. Further, the put option strategy may not fully protect the Funds against declines in the value of their portfolio securities.

High Yield Securities Risk. High yield securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. High yield securities are subject to a greater risk of default and investments in them are inherently speculative. The secondary markets in which high yield securities are traded may be less liquid and more volatile than the market for higher grade securities.

Inflation-Protected Security Risk. Inflation-protected securities, such as Treasury inflation-protected securities (TIPS), provide protection against inflation. Inflation-protected securities typically decrease in value when real interest rates rise and increase in value when real interest rates fall.

Interest Rate Risk. The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

International Closed-Market Trading Risk. Because the Funds’ investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current pricing of an underlying investment and stale investment pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Investment Risk. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Large Capitalization Company Risk — The Funds’ investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Liquidity Risk. The Funds may purchase options and fixed income securities that may be less liquid than other types of investments. The options and fixed income securities purchased by the Funds may not always be liquid. This could have a negative effect on the Funds’ ability to achieve its investment objective and may result in losses to the Funds’ shareholders.

Management Risk. The Funds are all actively managed and use proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Funds will achieve their investment objective. This could result in the Funds’ underperformance compared to other funds with similar investment objectives.

Market Events Risk. Turbulence in the financial markets, reduced liquidity in the equity markets, and/or the advent of certain economic or political events, including global events such as war, acts of terrorism or a public health crisis, may negatively affect issuers, which could have an adverse effect on certain Fund holdings. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on certain Fund holdings.

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Micro Capitalization Company Risk. Micro capitalization companies are more vulnerable to adverse economic events and poor business conditions than larger, more established companies. The earnings and revenue of micro capitalization companies tend to be less predictable, and their securities are generally less liquid and subject to greater and more unpredictable price change.

Momentum Investing Risk. A Fund employs a “momentum” style of investing that emphasizes investing in securities that have had higher recent price performance compared to other securities. This style of investing is subject to the risk that these securities may be more volatile than a broad cross-section of securities or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. High momentum may also be a sign that the securities’ prices have peaked. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

Mortgage-Backed Securities Risk. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of MBS. In addition, MBS generally can be prepaid at any time, and prepayments that occur either more quickly (prepayment risk) or more slowly (extension risk) than expected can adversely impact the value of such securities. MBS may be negatively affected by the quality of the underlying mortgages, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. MBS not backed by the full faith and credit of the U.S. government are subject to the risk of default on the underlying mortgage, particularly during periods of economic downturn.

Options Risk. Options are subject to correlation risk because there may be an imperfect correlation between the prices of options and movements in the price of the underlying securities. Options may expire unexercised, causing the Funds to lose the premium paid for them. The success of the Funds’ investment in options depends upon many factors, such as the price of the options which is a function of various factors that may change rapidly over time. If a counterparty defaults, the Funds’ only recourse will be to pursue contractual remedies against the counterparty, and the Funds may be unsuccessful in its pursuit. The Funds thus assume the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to an over-the-counter options transaction.

Portfolio Turnover Risk. Because the Tail Risk ETF and Global Tail Risk ETF “turn over” their put options every month, they will incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Funds’ performance to be less than you expect. While the turnover of the put options is not deemed “portfolio turnover” for accounting purposes, the economic impact to the Tail Risk ETF and Global Tail Risk ETF is similar to what could occur if the Funds experienced high portfolio turnover (e.g., in excess of 100% per year). Other Funds’ strategies may also result in high portfolio turnover rates.

Premium-Discount Risk. The shares may trade above or below their NAV. The NAV of the Funds will generally fluctuate with changes in the market value of the Funds’ holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, shares on the Exchange. The trading price of shares may deviate significantly from NAV during periods of market volatility. The Investment Adviser and Sub-Adviser cannot predict whether shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Funds. However, given that shares can be purchased and redeemed in large blocks of shares, called Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the Funds’ portfolio holdings are fully disclosed on a daily basis, the Investment Adviser believes that large discounts or premiums to the NAV of shares should not be sustained, but that may not be the case.

Quantitative Security Selection Risk. The Investment Adviser uses quantitative techniques to generate investment decisions and select stocks, and the Funds may not perform as intended if it relies on erroneous or outdated data from one or more third parties. Errors in data used in the quantitative model may occur from time to time and may not be identified and/or corrected before having an adverse impact on a Fund and its shareholders.

Real Estate Investments Risk. The Global Real Estate ETF’s investments are concentrated in real estate-related industries, and it may be susceptible to loss due to adverse occurrences affecting these industries. Investments in real estate are subject to certain risks, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. The availability of mortgages and changes in interest rates may also affect real estate values.

Real Estate Investment Trust “REIT” Risk. In addition to the risks associated with the direct ownership of real estate and real estate-related securities, REITs are subject to additional risks, including those related to adverse governmental actions, and the performance of a REIT may be affected by its failure to qualify for tax-free pass through of income or its failure to maintain exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property

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types. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. As a result, investments in REITs may be volatile. REITs also have their own fees and expenses, and the Funds will indirectly bear a proportionate share of those fees and expenses.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity and is generally lower if the Funds’ shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.

Although the shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. Further, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Sector Risk — To the extent that the Funds invest a significant portion of assets in a particular sector, the Funds may be susceptible to loss due to adverse occurrences affecting that sector.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Small and medium capitalization companies are sometimes more dependent on key personnel or limited product lines than larger, more diversified companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Sovereign Debt Securities Risk. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. These risks increase for lower-rated and high yield debt securities, as discussed in this Prospectus.

Swaps Contract Risk. Each swap exposes the Fund to counterparty risk when a counterparty to a financial instrument entered into by the Fund may become bankrupt or otherwise fail to perform its obligations. As a result, the Fund may experience delays in or be prevented from obtaining payments owed to it pursuant to a swap contract.

U.S. Government Securities Risk. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.

Value Investment Risk. The Funds may consider certain value metrics when selecting stocks for inclusion in their portfolio and, as a result, the Funds may underperform when the market favors stocks with growth characteristics or a non-value investment approach. Value investments are subject to the risk that their intrinsic value may never be realized by the market.

7. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Investment Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

96www.cambriafunds.com

Cambria ETF TrustNotes to Financial Statements

April 30, 2024

8. RECLASSIFICATION OF CAPITAL ACCOUNTS

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to adjustments for redemptions in-kind. For the year or period ended April 30, 2024, the following table shows the reclassifications made:

Fund	Paid-In Capital	Total Distributable Earnings
Cambria Shareholder Yield ETF	$153,180,423	$(153,180,423)
Cambria Foreign Shareholder Yield ETF	11,471,534	(11,471,534)
Cambria Global Value ETF	8,569,651	(8,569,651)
Cambria Global Momentum ETF	2,012,672	(2,012,672)
Cambria Global Asset Allocation ETF	657,908	(657,908)
Cambria Value and Momentum ETF	13,571,184	(13,571,184)
Cambria Global Tail Risk ETF	(161,257)	161,257
Cambria Emerging Shareholder Yield ETF	(236,193)	236,193
Cambria Tail Risk ETF	(5,493)	5,493
Cambria Trinity ETF	1,062,700	(1,062,700)
Cambria Cannabis ETF	(484,004)	484,004
Cambria Global Real Estate ETF	221,115	(221,115)
Cambria Micro and Small Cap Shareholder Yield ETF	—	—
Cambria Tactical Yield ETF	—	—

9. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily attributable to redemption in-kind transactions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

For tax purposes, short term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the period ended April 30, 2024 and April 30, 2023, were as follows:

	Period Ended April 30, 2024			Period Ended April 30, 2023
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains
Cambria Shareholder Yield ETF	$18,189,105	$—	$—	$15,158,346	$3,350,442
Cambria Foreign Shareholder Yield ETF	12,160,168	—	—	5,789,832	—
Cambria Global Value ETF	7,413,483	—	—	5,123,088	—
Cambria Global Momentum ETF	4,864,989	—	90,620	3,308,682	—
Cambria Global Asset Allocation ETF	1,918,316	—	—	1,914,838	178,108
Cambria Value and Momentum ETF	592,601	—	—	1,755,804	—
Cambria Global Tail Risk ETF	92,027	—	23,504	—	—
Cambria Emerging Shareholder Yield ETF	12,050,108	—	—	5,803,121	1,582,524
Cambria Tail Risk ETF	4,835,037	—	—	5,934,009	—
Cambria Trinity ETF	4,380,302	—	156,484	3,255,280	822,647
Cambria Cannabis ETF	397,187	—	—	415,452	—
Cambria Global Real Estate ETF	1,425,683	—	—	783,635	—
Cambria Micro and Small Cap Shareholder Yield ETF	173,103	—	—	N/A	N/A
Cambria Tactical Yield ETF	64,232	—	—	N/A	N/A

Annual Report | April 30, 2024 97

Cambria ETF TrustNotes to Financial Statements

April 30, 2024

Funds are permitted to carry forward losses for an unlimited period and losses that are carried forward will retain their character as either short- term or long-term capital losses. As of April 30, 2024, the Funds have the following capital loss carryforwards and offset capital gains for an unlimited period:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term
Cambria Shareholder Yield ETF	$16,665,178	$37,948,242
Cambria Foreign Shareholder Yield ETF	8,767,805	10,005,276
Cambria Global Value ETF	473,925	29,744,368
Cambria Global Momentum ETF	21,873,850	—
Cambria Global Asset Allocation ETF	—	936,799
Cambria Value and Momentum ETF	22,030,061	6,796,208
Cambria Global Tail Risk ETF	466,673	823,732
Cambria Emerging Shareholder Yield ETF	4,043,052	1,591,206
Cambria Tail Risk ETF	53,432,380	122,505,484
Cambria Trinity ETF	3,220,098	2,065,785
Cambria Cannabis ETF	490,011	15,301,020
Cambria Global Real Estate ETF	3,929,741	674,048
Cambria Micro and Small Cap Shareholder Yield ETF	—	—
Cambria Tactical Yield ETF	—	—

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late year losses), and within the taxable year, may be elected to be deferred to the first business day of the Fund’s next taxable year. As of April 30, 2024 the Global Tail Risk ETF had $60,503 in late-year losses. As of April 30, 2024, the remaining Funds had not elected to defer any post-October or late year losses.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments and foreign currency and distributable (accumulated) earnings (loss) held by the Funds at April 30, 2024, were as follows:

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF	Cambria Global Momentum ETF	Cambria Global Asset Allocation ETF	Cambria Value and Momentum ETF	Cambria Global Tail Risk ETF
Cost of investments	$1,195,949,345	$262,565,362	$115,848,191	$126,358,654	$55,552,980	$55,219,515	$2,642,707
Gross tax unrealized appreciation	74,899,315	27,527,680	7,836,084	11,206,311	4,328,036	7,590,138	154,914
Gross tax unrealized depreciation	(76,724,403)	(14,026,946)	(18,778,628)	(728,745)	(3,914,127)	(2,864,231)	(422,294)
Net tax unrealized appreciation (depreciation)	(1,825,088)	13,500,734	(10,942,544)	10,477,566	413,909	4,725,907	(267,380)

Undistributed ordinary income (loss)	674,072	4,918,099	907,010	—	50,797	6,829	—
Undistributed long-term capital gain (loss)	—	—	—	—	—	—	—
Total distributable earnings	674,072	4,918,099	907,010	—	50,797	6,829	—
Other accumulated gain (loss)	(54,613,420)	(18,773,081)	(30,218,293)	(21,873,850)	(936,799)	(28,826,269)	(1,350,908)

Total distributable (accumulated) earnings (losses)	$(55,764,436)	$(354,248)	$(40,253,827)	$(11,396,284)	$(472,093)	$(24,093,533)	$(1,618,288)

	Cambria Emerging Shareholder Yield ETF	Cambria Tail Risk ETF	Cambria Trinity ETF	Cambria Cannabis ETF	Cambria Global Real Estate ETF	Cambria Micro and Small Cap Shareholder Yield ETF	Cambria Tactical Yield ETF
Cost of investments	$319,504,469	$84,582,994	$106,896,280	$17,821,383	$22,865,226	$26,327,479	$13,868,825
Gross tax unrealized appreciation	68,719,461	5,426,807	6,628,955	283,344	1,383,981	1,482,883	268
Gross tax unrealized depreciation	(35,075,240)	(10,006,523)	(2,455,303)	(8,716,740)	(2,009,173)	(1,144,905)	(12,316)
Net tax unrealized appreciation (depreciation)	33,644,221	(4,579,716)	4,173,652	(8,433,396)	(615,192)	337,978	(12,048)

Undistributed ordinary income	6,876,278	210,984	—	748,350	71,805	200,805	74,031
Undistributed long-term capital gain (loss)	—	—	—	—	—	—	—
Total distributable earnings	6,876,278	210,984	—	748,350	71,805	200,805	74,031
Other accumulated gain (loss)	(5,634,258)	(175,937,864)	(5,285,883)	(15,791,031)	(4,603,789)	—	—

Total distributable (accumulated) earnings (losses)	$34,886,241	$(180,306,596)	$(1,112,231)	$(23,476,077)	$(5,141,176)	$538,783	$61,983

98www.cambriafunds.com

Cambria ETF TrustNotes to Financial Statements

April 30, 2024

The difference between the federal income tax cost of portfolio investments and other financial instruments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies, partnership investments, the tax treatment of grantor trusts, and certain market to market adjustments.

10. SECURITIES LENDING

Certain Funds have entered into a Securities Lending Agreement with U.S. Bank N.A., (the “Lending Agent”) to lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the respective Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the then market value of domestic loaned securities and 105% of the value of foreign equity securities. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Funds may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan, which could give rise to loss because of adverse market actions, expenses and/or delays in connection with the disposition of the underlying securities. Any gain or loss in the market price of the securities loaned and income from lending activity by the Funds that might occur during the term of the loan would be for the account of that Fund.

Cash collateral received in connection with securities lending of each applicable Fund is invested in First American Government Obligations Fund Class X and is presented on the Schedules of Investments.

Securities lending transactions are entered into by a Fund under the Securities Lending Agreement, which permits a Fund, under certain circumstances such as an event of default, to offset amounts payable by a Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from a Fund.

The following is a summary of securities lending agreements held by the Funds, with cash collateral of overnight and continuous maturities and non‐ cash collateral, if any, which would be subject to offset as of April 30, 2024:

Fund	Value of Securities on Loan	Payable on Collateral Received
Cambria Shareholder Yield ETF	$11,904,696	$12,582,845
Cambria Foreign Shareholder Yield ETF	6,797,236	7,357,219
Cambria Global Asset Allocation ETF	2,270,888	2,337,750
Cambria Value And Momentum ETF	456,301	472,450
Cambria Trinity ETF	3,798,487	3,960,925

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

Annual Report | April 30, 2024 99

Cambria ETF TrustNotes to Financial Statements

April 30, 2024

12. SHAREHOLDER MEETINGS (UNAUDITED)

A special meeting of the shareholders was held on each of the following dates, to approve the below:

Meeting held August 25, 2023:

Cambria ETF Trust

1A.Election of Trustee: Cullen Roche

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	38,046,071.843	97.677%	57.997%
AGAINST	0.000	0.000%	0.000%
ABS/WHD	905,058.107	2.323%	1.379%
TOTAL	38,951,129.950	100.000%	59.376%

1B.Election of Trustee: Thomas (Taz) M. Turner, Jr.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	36,969,477.094	94.913%	56.356%
AGAINST	0.000	0.000%	0.000%
ABS/WHD	1,981,652.856	5.087%	3.020%
TOTAL	38,951,129.950	100.000%	59.376%

SYLD

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	3,537,504.283	54.242%	28.643%
AGAINST	94,532.411	1.450%	0.765%
ABS/WHD	119,787.215	1.836%	0.969%
BROKER NON-VOTE	2,769,926.505	42.472%	22.428%
TOTAL	6,521,750.414	100.000%	52.805%

3.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	3,415,745.764	52.375%	27.657%
AGAINST	188,865.984	2.896%	1.529%
ABS/WHD	147,213.161	2.257%	1.192%
BROKER NON-VOTE	2,769,925.505	42.472%	22.428%
TOTAL	6,521,750.414	100.000%	52.806%

100www.cambriafunds.com

Cambria ETF TrustNotes to Financial Statements

April 30, 2024

FYLD

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	3,435,491.144	73.122%	45.503%
AGAINST	42,415.040	0.903%	0.561%
ABS/WHD	37,628.177	0.801%	0.498%
BROKER NON-VOTE	1,182,803.096	25.174%	15.666%
TOTAL	4,698,337.457	100.000%	62.228%

3.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	3,380,920.961	71.960%	44.780%
AGAINST	100,213.711	2.133%	1.327%
ABS/WHD	34,399.689	0.733%	0.455%
BROKER NON-VOTE	1,182,803.096	25.174%	15.666%
TOTAL	4,698,337.457	100.000%	62.228%

GVAL

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	3,328,328.025	82.737%	50.049%
AGAINST	15,905.175	0.395%	0.239%
ABS/WHD	26,111.273	0.649%	0.392%
BROKER NON-VOTE	652,465.436	16.219%	9.811%
TOTAL	4,022,809.909	100.000%	60.491%

3.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	3,293,180.207	81.863%	49.521%
AGAINST	42,587.176	1.059%	0.640%
ABS/WHD	34,577.090	0.859%	0.519%
BROKER NON-VOTE	652,465.436	16.219%	9.811%
TOTAL	4,022,809.909	100.000%	60.491%

Annual Report | April 30, 2024 101

Cambria ETF TrustNotes to Financial Statements

April 30, 2024 (Unaudited)

GMOM

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	2,829,953.964	80.851%	45.279%
AGAINST	21,776.696	0.623%	0.348%
ABS/WHD	31,425.166	0.897%	0.502%
BROKER NON-VOTE	617,067.759	17.629%	9.873%
TOTAL	3,500,223.585	100.000%	56.002%

3.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	2,789,075.130	79.683%	44.625%
AGAINST	61,090.951	1.746%	0.977%
ABS/WHD	32,989.745	0.942%	0.527%
BROKER NON-VOTE	617,067.759	17.629%	9.873%
TOTAL	3,500,223.585	100.000%	56.002%

GAA

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	710,065.649	77.747%	38.381%
AGAINST	39,486.984	4.324%	2.134%
ABS/WHD	19,236.153	2.106%	1.039%
BROKER NON-VOTE	144,519.802	15.823%	7.811%
TOTAL	913,308.588	100.000%	49.365%

3. To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	661,447.293	72.424%	35.753%
AGAINST	71,628.350	7.843%	3.871%
ABS/WHD	35,713.143	3.910%	1.930%
BROKER NON-VOTE	144,519.802	15.823%	7.811%
TOTAL	913,308.588	100.000%	49.365%

102www.cambriafunds.com

Cambria ETF TrustNotes to Financial Statements

April 30, 2024 (Unaudited)

EYLD

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	2,549,851.040	75.740%	41.460%
AGAINST	26,868.115	0.799%	0.436%
ABS/WHD	26,562.207	0.788%	0.431%
BROKER NON-VOTE	763,322.248	22.673%	12.411%
TOTAL	3,366,603.610	100.000%	54.738%

3.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	2,506,621.789	74.456%	40.758%
AGAINST	75,211.817	2.234%	1.222%
ABS/WHD	21,447.756	0.637%	0.348%
BROKER NON-VOTE	763,322.248	22.673%	12.411%
TOTAL	3,366,603.610	100.000%	54.739%

FAIL

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	69,330.904	86.060%	34.665%
AGAINST	1,066.000	1.323%	0.533%
ABS/WHD	1,517.000	1.883%	0.758%
BROKER NON-VOTE	8,647.999	10.734%	4.323%
TOTAL	80,561.903	100.000%	40.279%

3.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	69,112.904	85.789%	34.556%
AGAINST	1,136.000	1.411%	0.568%
ABS/WHD	1,665.000	2.066%	0.832%
BROKER NON-VOTE	8,647.999	10.734%	4.323%
TOTAL	80,561.903	100.000%	40.279%

Annual Report | April 30, 2024 103

Cambria ETF TrustNotes to Financial Statements

April 30, 2024 (Unaudited)

BLDG

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	701,859.023	90.074%	63.805%
AGAINST	1,072.000	0.138%	0.097%
ABS/WHD	10,748.496	1.379%	0.977%
BROKER NON-VOTE	65,524.927	8.409%	5.956%
TOTAL	779,204.446	100.000%	70.835%

3.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	700,773.970	89.935%	63.706%
AGAINST	3,054.053	0.392%	0.277%
ABS/WHD	9,851.496	1.264%	0.895%
BROKER NON-VOTE	65,524.927	8.409%	5.956%
TOTAL	779,204.446	100.000%	70.834%

TOKE

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	600,435.132	59.969%	34.310%
AGAINST	56,486.482	5.642%	3.227%
ABS/WHD	26,684.697	2.665%	1.524%
BROKER NON-VOTE	317,640.661	31.724%	18.150%
TOTAL	1,001,246.972	100.000%	57.211%

3.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	552,494.146	55.181%	31.571%
AGAINST	102,702.233	10.258%	5.868%
ABS/WHD	28,409.932	2.837%	1.623%
BROKER NON-VOTE	317,640.661	31.724%	18.150%
TOTAL	1,001,246.972	100.000%	57.212%

104www.cambriafunds.com

Cambria ETF TrustNotes to Financial Statements

April 30, 2024 (Unaudited)

TRTY

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	2,620,596.870	78.719%	54.595%
AGAINST	14,621.411	0.440%	0.304%
ABS/WHD	6,952.470	0.208%	0.144%
BROKER NON-VOTE	686,921.902	20.633%	14.310%
TOTAL	3,329,092.653	100.000%	69.353%

3.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	2,600,304.870	78.109%	54.172%
AGAINST	36,989.411	1.112%	0.770%
ABS/WHD	4,876.470	0.146%	0.101%
BROKER NON-VOTE	686,921.902	20.633%	14.310%
TOTAL	3,329,092.653	100.000%	69.353%

TAIL

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	5,039,893.848	54.848%	34.878%
AGAINST	134,542.843	1.465%	0.931%
ABS/WHD	141,317.817	1.537%	0.977%
BROKER NON-VOTE	3,873,169.513	42.150%	26.803%
TOTAL	9,188,924.021	100.000%	63.589%

3.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	4,939,666.164	53.757%	34.184%
AGAINST	253,446.327	2.759%	1.753%
ABS/WHD	122,642.017	1.334%	0.848%
BROKER NON-VOTE	3,873,169.513	42.150%	26.803%
TOTAL	9,188,924.021	100.000%	63.588%

Annual Report | April 30, 2024 105

Cambria ETF TrustNotes to Financial Statements

April 30, 2024 (Unaudited)

VAMO

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	1,382,060.024	89.219%	55.282%
AGAINST	11,619.813	0.751%	0.464%
ABS/WHD	2,177.000	0.140%	0.087%
BROKER NON-VOTE	153,209.550	9.890%	6.128%
TOTAL	1,549,066.387	100.000%	61.961%

3.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	1,381,408.133	89.177%	55.256%
AGAINST	12,415.027	0.802%	0.496%
ABS/WHD	2,033.677	0.131%	0.081%
BROKER NON-VOTE	153,209.550	9.890%	6.128%
TOTAL	1,549,066.387	100.000%	61.961%

Meeting held October 19, 2023:

SYLD

1.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	5,183,861.549	69.497%	41.974%
AGAINST	182,753.312	2.450%	1.479%
ABS/WHD	245,561.945	3.292%	1.988%
BROKER NON-VOTE	1,846,959.205	24.761%	14.955%
TOTAL	7,459,136.011	100.000%	60.396%

2.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	5,041,666.225	67.591%	40.823%
AGAINST	297,536.435	3.989%	2.409%
ABS/WHD	272,975.146	3.659%	2.210%
BROKER NON-VOTE	1,846,958.205	24.761%	14.955%
TOTAL	7,459,136.011	100.000%	60.397%

106www.cambriafunds.com

Cambria ETF TrustNotes to Financial Statements

April 30, 2024 (Unaudited)

GAA

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	800,731.945	79.982%	43.282%
AGAINST	45,851.794	4.580%	2.478%
ABS/WHD	22,948.636	2.292%	1.240%
BROKER NON-VOTE	131,615.802	13.146%	7.114%
TOTAL	1,001,148.177	100.000%	54.114%

3.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	750,898.968	75.004%	40.589%
AGAINST	79,761.160	7.967%	4.311%
ABS/WHD	38,872.247	3.883%	2.101%
BROKER NON-VOTE	131,615.802	13.146%	7.114%
TOTAL	1,001,148.177	100.000%	54.115%

FAIL

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	77,407.708	88.392%	38.703%
AGAINST	1,066.000	1.218%	0.533%
ABS/WHD	1,856.000	2.119%	0.928%
BROKER NON-VOTE	7,243.999	8.271%	3.621%
TOTAL	87,573.707	100.000%	43.785%

3.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	77,204.708	88.160%	38.602%
AGAINST	1,336.000	1.526%	0.668%
ABS/WHD	1,789.000	2.043%	0.894%
BROKER NON-VOTE	7,243.999	8.271%	3.621%
TOTAL	87,573.707	100.000%	43.785%

Annual Report | April 30, 2024 107

Cambria ETF TrustNotes to Financial Statements

April 30, 2024 (Unaudited)

TOKE

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	863,422.130	72.163%	49.338%
AGAINST	74,238.552	6.205%	4.242%
ABS/WHD	49,085.674	4.102%	2.804%
BROKER NON-VOTE	209,757.666	17.530%	11.986%
TOTAL	1,196,504.022	100.000%	68.370%

3. To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	804,827.665	67.265%	45.990%
AGAINST	131,673.617	11.005%	7.524%
ABS/WHD	50,245.074	4.200%	2.871%
BROKER NON-VOTE	209,757.666	17.530%	11.986%
TOTAL	1,196,504.022	100.000%	68.371%

TAIL

2.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	6,923,842.219	69.040%	47.915%
AGAINST	199,982.851	1.995%	1.383%
ABS/WHD	249,937.611	2.492%	1.729%
BROKER NON-VOTE	2,654,982.124	26.473%	18.373%
TOTAL	10,028,744.805	100.000%	69.400%

3. To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	6,772,162.812	67.528%	46.866%
AGAINST	368,883.640	3.679%	2.552%
ABS/WHD	232,716.229	2.320%	1.610%
BROKER NON-VOTE	2,654,982.124	26.473%	18.373%
TOTAL	10,028,744.805	100.000%	69.401%

108www.cambriafunds.com

Cambria ETF TrustNotes to Financial Statements

April 30, 2024 (Unaudited)

Meeting held November 10, 2023:

FAIL

1.To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	96,501.496	89.841%	48.250%
AGAINST	1,324.528	1.233%	0.662%
ABS/WHD	2,481.684	2.310%	1.240%
BROKER NON-VOTE	7,106.999	6.616%	3.553%
TOTAL	107,414.707	100.000%	53.705%

2.To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	96,248.299	89.605%	48.124%
AGAINST	1,659.408	1.545%	0.829%
ABS/WHD	2,400.001	2.234%	1.200%
BROKER NON-VOTE	7,106.999	6.616%	3.553%
TOTAL	107,414.707	100.000%	53.706%

Annual Report | April 30, 2024 109

Cambria ETF TrustReport of Independent Registered Public Accounting Firm

April 30, 2024

To the Shareholders and Board of Trustees of
Cambria ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and total return swap contracts, of Cambria ETF Trust comprising the funds listed below (the “Funds”) as of April 30, 2024, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights

Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, Cambria Global Tail Risk ETF, Cambria Emerging Shareholder Yield ETF, Cambria Tail Risk ETF, and Cambria Trinity ETF

	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021, and 2020
Cambria Cannabis ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, and 2021 and for the period from July 24, 2019 (commencement of operations) through April 30, 2020
Cambria Global Real Estate ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, and 2022 and for the period from September 23, 2020 (commencement of operations) through April 30, 2021
Cambria Micro and SmallCap Shareholder Yield ETF and Cambria Tactical Yield ETF	For the period from January 4, 2024 (commencement of operations) through April 30, 2024

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

110www.cambriafunds.com

Cambria ETF TrustReport of Independent Registered Public Accounting Firm

April 30, 2024

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 1, 2024

Annual Report | April 30, 2024 111

Cambria ETF TrustDisclosure of Fund Expenses

April 30, 2024 (Unaudited)

All ETFs have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management and brokerage fees. It is important for you to understand the impact of these costs on your investment returns. Shareholder may incur brokerage commissions on their purchase and sales of Fund Shares, which are not reflected in the examples below.

Operating expenses such as these are deducted from the ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples do not reflect any brokerage commissions that you may pay on purchases and sales of Shares. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2023 to April 30, 2024).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value	Ending Account Value	Expense Ratio(a)	Expenses Paid During Period(b)
Shareholder Yield ETF
Actual	$1,000.00	$1,179.70	0.59%	$3.20
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.59%	2.97

Foreign Shareholder Yield ETF
Actual	1,000.00	1,169.10	0.52%	2.80
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.52%	2.61

Global Value ETF
Actual	1,000.00	1,140.60	0.66%	3.51
Hypothetical (5% return before expenses)	1,000.00	1,021.58	0.66%	3.32

Global Momentum ETF
Actual	1,000.00	1,090.40	0.59%	3.07
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.59%	2.97

Global Asset Allocation ETF
Actual	1,000.00	1,117.90	—%	—
Hypothetical (5% return before expenses)	1,000.00	1,024.86	—%	—

112www.cambriafunds.com

Cambria ETF TrustDisclosure of Fund Expenses

April 30, 2024 (Unaudited)

	Beginning Account Value	Ending Account Value	Expense Ratio(a)	Expenses Paid During Period(b)
Value and Momentum ETF
Actual	$1,000.00	$1,106.20	0.58%	$3.04
Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.58%	2.92

Global Tail Risk ETF(d)
Actual	1,000.00	883.60	0.40%	1.55
Hypothetical (5% return before expenses)	1,000.00	1,023.22	0.40%	1.66

Emerging Shareholder Yield ETF
Actual	1,000.00	1,257.90	0.62%	3.48
Hypothetical (5% return before expenses)	1,000.00	1,021.78	0.62%	3.12

Tail Risk ETF
Actual	1,000.00	934.10	0.59%	2.84
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.59%	2.97

Trintiy ETF
Actual	1,000.00	1,088.80	—%	—
Hypothetical (5% return before expenses)	1,000.00	1,024.86	—%	—

Cannabis ETF(d)
Actual	1,000.00	1,310.50	0.28%	1.61
Hypothetical (5% return before expenses)	1,000.00	1,023.47	0.28%	1.41

Global Real Estate ETF(d)
Actual	1,000.00	1,103.30	0.39%	2.04
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.39%	1.96

Micro and SmallCap ETF(d)
Actual	1,000.00	1,023.10	0.20%	0.65	(c)
Hypothetical (5% return before expenses)	1,000.00	1,023.87	0.20%	1.01

Tactical Yield ETF(d)
Actual	1,000.00	1,014.50	0.18%	0.58	(c)
Hypothetical (5% return before expenses)	1,000.00	1,023.97	0.18%	0.91

(a)The Funds’ expense ratios have been annualized based on the Funds’ most recent fiscal half-year expenses.

(b)Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent six month period and divided by the number of days in the most recent twelve month period (366). The annualized expense ratios reflect fee waiver and expense limitation arrangements, including custody fees, in effect during the period. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(c)Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (118) since inception (reflecting the period from January 4, 2024 to April 30, 2024) and divided by the number of days in the most recent twelve month period (366). The annualized expense ratios reflect fee waiver and expense limitation arrangements, including custody fees, in effect during the period. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(d)Effective March 1, 2024, the adviser fees were waived on Funds under $50 million.

Annual Report | April 30, 2024 113

Cambria ETF TrustApproval of Sub-Advisory Agreement and Board Considerations

April 30, 2024 (Unaudited)

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Cambria ETF Trust (the “Trust”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), attended a meeting held via videoconference on March 5, 2024 (the “Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Agreement”) between Cambria Investment Management, L.P. (“Cambria”) and the Trust, with respect to each series of the Trust except for the Cambria Micro and SmallCap Shareholder Yield ETF and Cambria Tactical Yield ETF (each, a “Fund” and, collectively, the “Funds”). In preparation for its deliberations, the Board requested and reviewed written responses from Cambria to a due diligence questionnaire circulated on the Board’s behalf relating to the Funds. The Board also reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Agreement. During its deliberations, the Board received an oral presentation from Cambria and was assisted by the advice of independent legal counsel.

In evaluating the Agreement, the Board reviewed information regarding Cambria’s personnel, operations, and financial condition. In addition, the Board considered the evaluation process of Cambria to be ongoing and, in this regard, the Board considered information about Cambria derived from prior meetings of the Board concerning Cambria’s performance and services with respect to the Funds as part of the 15(c) review process. At the Meeting, the Board considered: (1) the nature, extent and quality of the services provided to the Funds by Cambria; (2) the investment performance of Cambria with respect to each Fund; (3) the costs of the services provided by Cambria and the profitability to Cambria derived from its relationship with each Fund; (4) the advisory fee and total expense ratio of each Fund as compared to those of its relevant peer group of funds (each, a “Peer Group”); (5) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable investors to share in the benefits of economies of scale; (6) any other financial benefits to be derived by Cambria and its affiliates from their relationship with the Funds; (7) Cambria’s reputation, expertise and resources in the financial markets; (8) Cambria’s investment management personnel; (9) Cambria’s operations and financial condition; (10) Cambria’s compliance program; and (11) other factors the Board deemed relevant.

The discussion immediately below outlines in greater detail the materials and information presented to the Board in connection with its consideration and approval of the Agreement, and the conclusions made by the Board at the Meeting when determining to approve the Agreement on behalf of the Funds.

Nature, Extent and Quality of Services. The Board reviewed the nature, quality, and extent of the overall services to be provided by Cambria to the Funds. In particular, the Board considered Cambria’s responsibilities under the terms of the Agreement, recognizing that Cambria had invested significant time and effort in structuring the Trust, developing the Funds, arranging service providers, exploring various sales channels, and assessing the appeal for each Fund’s investment strategy. In addition, the Board considered that Cambria is responsible for providing investment advisory services to each Fund, monitoring compliance with each Fund’s objectives, policies, and restrictions, and carrying out directives of the Board. The Board also considered the services provided by Cambria in the oversight of Tidal as well as the Trust’s distributor, administrator, transfer agent, and custodian. In addition, the Board evaluated the integrity of Cambria’s personnel, the professional qualifications and experience of the portfolio management team in managing assets, their experiences with Cambria’s services, and the adequacy of Cambria’s resources and financial condition. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent and quality of the services provided to the Funds by Cambria.

Performance. The Board noted that it considered the performance of the Funds throughout the year and reviewed each Fund’s performance for the three-month, 12-month, and since inception periods ended January 31, 2024. In this regard, among other things, the Board considered reports comparing each Fund’s total returns to the total returns of the Fund’s Peer Group and its benchmark index. Representatives from Cambria provided information regarding, and led a discussion on, the factors impacting each Fund’s performance, including current market conditions and Cambria’s future expectations with respect to each Fund’s strategies.

Cambria Shareholder Yield ETF: The Board considered that the Fund underperformed, before fees and expenses, the S&P 500, its benchmark index, for the since inception period, 12- and three-month periods. Primary drivers of the Fund’s underperformance for the 12- and three-month periods, relative to its benchmark, were an underweight allocation to the Technology and Communication Services sectors. The Board further noted that the Fund outperformed all of the funds in its Peer Group for the since inception period, had underperformed all but one of its Peer Group funds for the 12-month period, and had outperformed half of its Peer Group funds for the 3-month period.

Cambria Foreign Shareholder Yield ETF: The Board considered that the Fund underperformed, before fees and expenses, the MSCI EAFE Index, its benchmark index, for the since inception, 12- and three-month periods. Primary drivers of the Fund’s underperformance during the three-month period, relative to its benchmark, were its exposure to the Swiss Franc and Euro, security selection in France, and underweight allocation in Germany. The Fund’s overweight allocation to Hong Kong, as well as its security selection and currency exposure in Switzerland drove underperformance relative to its benchmark for the 12-month period. The Board further noted that the Fund outperformed all of the funds in its Peer Group during all three periods, except the Fund slightly underperformed one of its peer funds during the most recent three-month period.

114www.cambriafunds.com

Cambria ETF TrustApproval of Sub-Advisory Agreement and Board Considerations

April 30, 2024 (Unaudited)

Cambria Global Value ETF: The Board considered that the Fund underperformed, before fees and expenses, the MSCI ACWI Total Return Index, its benchmark index, for the three-month and 12-month periods, and significantly underperformed the same benchmark for the since inception period. The primary driver of the Fund’s underperformance during the three-month and 12-month periods was a lack of exposure to the U.S. relative to its benchmark. The Board further noted that the Fund underperformed all of the funds in its Peer Group for the three- and 12-month periods, and the Fund’s performance significantly lagged behind the performance of all funds in the Peer Group for the since inception period.

Cambria Global Momentum ETF: The Board considered that the Fund underperformed, before fees and expenses, the S&P Balanced Equity and Bond – Moderate Index, its benchmark index, for the three-month and 12-month periods, and significantly underperformed the same benchmark for the since inception period. A primary driver of the Fund’s underperformance relative to its benchmark during the three-month period was its exposure to commodities. The Fund’s exposure to gold mining stocks, global financial stocks, and a hedge against the S&P 500 Index contributed to its underperformance for the three-month period. The Board further noted that the Fund generally performed within the high range of its Peer Group for the since inception period, but the Fund’s performance lagged the performance of its Peer Group funds for the three- and 12-month periods.

Cambria Global Asset Allocation ETF: The Board considered that the Fund underperformed, before fees and expenses, the S&P Balanced Equity and Bond – Moderate Index, its benchmark index, for the since inception, three- and 12-month periods. The primary driver of the Fund’s underperformance during the three-month period relative to its benchmark was the Fund’s exposure to commodities; whereas, the Fund’s exposure to global real estate and commodities were the primary causes of the Fund’s underperformance during the 12-month period. The Board further noted that the Fund generally performed within the range of its Peer Group for the since inception period, but the Fund’s performance lagged the performance of its Peer Group funds for the three- and 12-month periods.

Cambria Value and Momentum ETF: The Board considered that the Fund significantly underperformed, before fees and expenses, the S&P 500, its benchmark index, for the since inception, three- and 12-month periods. The primary drivers of the Fund’s underperformance during the three- and 12-month periods were the Fund’s hedge against the S&P 500, and an underweight allocation to and security selection in Technology and Communications Services. The Board further noted that the Fund generally underperformed its Peer Group over all three periods.

Cambria Global Tail Risk ETF: The Board considered that the Fund significantly underperformed, before fees and expenses, a blended benchmark of the FTSE/Citi World Government Bond Index and the Bloomberg Barclays U.S. Short Term Treasury Total Return Index Unhedged for the three-, 12-month, and since inception periods. The primary drivers of the Fund’s underperformance during the three- and 12-month periods were the Fund’s put options on the MSCI EAFE and MSCI Emerging Markets Indices. The Board further noted that the Fund underperformed all but two of the funds in its Peer Group for the since inception period, all funds in its Peer Group for the 12-month period, and all but one fund in its Peer Group for the three-month period.

Cambria Emerging Shareholder Yield ETF: The Board considered that the Fund outperformed, before fees and expenses, the MSCI Emerging Markets Total Return Index, its benchmark index, for all three periods, including significant outperformance during the 12-month and since inception periods. The primary drivers of the Fund’s outperformance during the three-month period, relative to its benchmark, was security selection in China and an overweight allocation to Taiwan as well as exposure to the Thai baht. The primary drivers of the Fund’s outperformance during the 12-month period, relative to its benchmark, was security selection and currency exposure in China and an overweight allocation to and security selection in Taiwan. The Board further noted that the Fund outperformed its Peer Group for all three periods, including significant outperformance for the 12-month and since inception periods.

Cambria Tail Risk ETF: The Board considered that the Fund underperformed, before fees and expenses, the Bloomberg Barclays U.S. Short Term Treasury Total Return Index Unhedged, its benchmark index, for the three-, 12-month, and since inception periods, including significant underperformance for the 12-month and since inception periods. The Fund’s allocation to put options on the S&P 500, which had positive performance during the quarter, was the primary driver of the Fund’s underperformance for the three- and 12-month periods. The Board further noted that the Fund outperformed its Peer Group for all three periods, including significant outperformance for the three- and 12-month periods.

Cambria Trinity ETF: The Board considered that the Fund significantly underperformed, before fees and expenses, the S&P Balanced Equity and Bond – Moderate Index, its benchmark index, for all three periods. The primary drivers of the Fund’s negative performance during the three-month period were exposure to managed futures and commodities. The Fund’s exposure to gold mining stocks and global real estate, contributed to the Fund’s relative underperformance of its benchmark during the 12-month period. The Board further noted that the Fund underperformed its Peer Group for all three periods.

Cambria Cannabis ETF: The Board considered that the Fund significantly underperformed, before fees and expenses, the S&P 500, its benchmark index, for the three-, 12-month and since inception periods. The primary driver of the Fund’s underperformance during the three- and 12-month periods can be attributed to the general underperformance of the cannabis industry relative to the benchmark. The Board further noted that the Fund outperformed all of the funds in its Peer Group for the since inception period, performed within the range of funds in its Peer Group for the 12-month period, and significantly underperformed the funds in its Peer Group for the three-month period.

Annual Report | April 30, 2024 115

Cambria ETF TrustApproval of Sub-Advisory Agreement and Board Considerations

April 30, 2024 (Unaudited)

Cambria Global Real Estate ETF: The Board considered that the Fund underperformed, before fees and expenses, the FTSE EPRA Nareit Global REITs Total Return Index, its benchmark index, for the since inception, three- and 12month periods. For the three-month period, positive returns were offset by the Fund’s exposure to Hong Kong and the Single-Family Residential REITs category. For the 12-month period, negative returns were driven primarily by the Fund’s exposure to the United States and Turkey and the Office and Hotel & Resort REITs categories. The Board further noted that the Fund generally performed within the range of its Peer Group for each period, but the Fund underperformed the performance of its Peer Group for the three-month period.

The Trustees determined that each Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or Peer Group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by Cambria to improve the Fund’s performance. The Board also considered each Fund’s portfolio turnover rate. In addition, the Board discussed and considered the performance track record, investment experience, professional background, and qualifications of Mebane Faber, the Funds’ portfolio manager. Based on this information, the Board concluded that it was satisfied with the investment results that Cambria had been able to achieve for each of the Funds.

Comparative Fees and Expenses. The Board considered each Fund’s advisory fees in relation to the estimated costs of the advisory and related services provided by Cambria. The Trustees noted that each Fund charges a unitary advisory fee through which, Cambria, not the Funds, is responsible for paying many of the expenses necessary to service the Funds, including the expenses of other service providers. In considering the advisory fees and expense ratios, the Board reviewed and considered the fees in light of the nature, quality and extent of the services provided by Cambria. Because each Fund charges a unitary advisory fee, the Board considered how each Fund’s total expense ratio compared to those of the funds in their Peer Group, noting how differences between fund strategies might impact fees. After comparing expense ratios, the Board noted that each Fund’s total expense ratio was generally consistent with the range of total expense ratios charged by its Peer Group funds or, with respect to the Cambria Foreign Shareholder Yield ETF, Cambria Emerging Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Asset Allocation ETF, Cambria Trinity ETF, and Cambria Global Real Estate ETF, where the Fund’s expense ratio was higher than the Peer Group’s range of expense ratios, the Trustees were satisfied by the reasons for the Funds’ higher expenses, including, but not limited to, significant differences between the investment strategies, portfolio holdings, and/or asset size of such Funds and those of its Peer Group funds. The Board also considered Cambria’s representation that it would continue to monitor the Funds’ expense ratios, as compared to those of their Peer Groups, and seek to ensure that the Funds’ fees remain competitive. Based on its review, in the context of its full deliberations, the Board concluded for each Fund that the advisory fees appeared reasonable in light of the services to be rendered.

Costs and Profitability. The Board then considered the profits realized by Cambria in connection with the services Cambria provides to the Funds. The Board reviewed profit and loss information provided by Cambria with respect to each Fund. In particular, the Board noted Cambria’s representation of its long-term commitment to the success of the Funds and the unitary fee structure under which Cambria bears the risk that the Funds’ expenses may increase. The Board further considered the costs associated with the personnel, systems, and equipment necessary to manage the Funds and meet their regulatory and compliance requirements as well as other expenses Cambria pays in accordance with the Agreement. Based on its review, in the context of its full deliberations, the Board concluded that Cambria’s profitability, with respect to each Fund, appeared reasonable in light of the services Cambria renders to the Funds.

Other Benefits. The Board then considered the extent to which Cambria derives or will derive ancillary benefits from a Fund’s operations. The Board noted that Cambria did not have any affiliates that would benefit from the Funds’ operations. The Board also reviewed the degree to which Cambria may receive compensation from the Funds based upon a Fund’s investment in other Funds.

Economies of Scale. The Board next considered the absence of breakpoints in Cambria’s fee schedule for each Fund and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in each Fund’s asset levels. The Board determined that it is difficult to predict when economies of scale might be realized for Cambria and the Funds, some of which launched less than five years ago. The Board, thus, determined to monitor potential economies of scale, as well as the appropriateness of introducing breakpoints in the future, as assets managed by each Fund grow larger.

Conclusion. In approving the Agreement, the Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the Board considered relevant. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreement with respect to the Funds.

116www.cambriafunds.com

Cambria ETF TrustLiquidity Risk Management Program

April 30, 2024 (Unaudited)

Pursuant to the requirements of Rule 22e‐4 under the 1940 Act (the “Rule”), Cambria ETF Trust (the “Trust”), on behalf of each of its Funds, adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Rule seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Funds’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Funds. The Board has appointed Jonathan Keetz, the Chief Operating Officer of Cambria Investment Management L.P., the investment adviser to the Funds, to serve as the program administrator for each Fund’s Program (the “Program Administrator”).

At the December 5, 2023, quarterly meeting of the Board, the Trustees received a written report from the Program Administrator pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the year ended October 31, 2023. The report concluded that the Program remains adequately designed to assess and manage the Funds’ liquidity risk and continues to be adequately and effectively implemented to monitor and (as applicable) respond to any liquidity developments that impact the Funds. The report reflected that there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that none of the Funds have been required to set a highly liquid investment minimum, and no Fund breached the 15% limitation on illiquid assets during the reporting period. In addition, the report indicated that no material changes have been made to the Program over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Annual Report | April 30, 2024 117

Cambria ETF TrustBoard Considerations in Approving the Investment Advisory

April 30, 2024 (Unaudited)

The Board of Trustees (the “Board”) of Cambria ETF Trust (the “Trust”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), attended a meeting held via videoconference on December 5, 2023 (the “Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval of (1) the investment advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and the Trust (the “Advisory Agreement”), and (2) the sub-advisory agreement between Tidal Investments LLC (“Tidal”) and Cambria (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”), with respect to a newly proposed series of the Trust: Cambria Tactical Yield ETF (the“New Fund”). In preparation for its deliberations, the Board requested and reviewed written responses from Cambria and Tidal to due diligence questionnaires circulated on the Board’s behalf relating to the New Fund. The Board also reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Agreements. During its deliberations, the Board received an oral presentation from Cambria and Tidal and was assisted by the advice of independent legal counsel.

In evaluating the Agreements, the Board reviewed information regarding Cambria’s and Tidal’s personnel, operations, and financial condition. In addition, the Board considered the evaluation process of Cambria and Tidal to be ongoing and, in this regard, the Board considered information about Cambria and Tidal derived from prior meetings of the Board concerning Cambria’s and Tidal’s performance and services with respect to other series of the Trust (the “Funds”) as part of the 15(c) review process for the New Fund. At the Meeting, the Board considered: (1) the nature, extent and quality of the services to be provided to the New Fund by Cambria and Tidal; (2) Cambria’s and Tidal’s investment performance with respect to other Funds managed by the same portfolio managers; (3) the costs of the services to be provided by Cambria and Tidal and the expected profitability to Cambria and Tidal to be derived from their relationships with the New Fund; (4) the advisory fee and total expense ratio of the New Fund compared to those of a relevant group of peer funds (the “Peer Group”); (5) the extent to which economies of scale would be realized as the New Fund grows and whether the advisory fee would enable investors to share in the benefits of economies of scale; (6) benefits to be derived by Cambria, Tidal, and their affiliates from their relationship with the New Fund; (7) Cambria’s and Tidal’s reputation, expertise and resources in the financial markets; (8) Cambria’s and Tidal’s investment management personnel; (9) Cambria’s and Tidal’s operations and financial condition; (10) Cambria’s and Tidal’s compliance programs; and (11) other factors the Board deemed relevant.

The discussion immediately below outlines in greater detail the materials and information presented to the Board in connection with its consideration and approval of the Agreements, and the conclusions made by the Board at the Meeting when determining to approve the Agreements for the New Fund.

Nature, Extent and Quality of Services. The Board reviewed the nature, quality, and extent of the overall services to be provided by Cambria and Tidal to the New Fund. In particular, the Board considered the responsibilities of Cambria and Tidal under the terms of the Agreements. The Board recognized that Cambria had invested significant time and effort in structuring the Trust and the New Fund, arranging service providers, exploring various sales channels, and assessing the appeal for the New Fund’s investment strategy. In addition, the Board considered that Cambria is responsible for providing investment advisory services to the New Fund, monitoring compliance with the New Fund’s objectives, policies, and restrictions, and carrying out directives of the Board. The Board noted that Tidal will be providing certain sub-advisory services to the Fund, such as trading the Fund’s portfolio securities based on instructions from Cambria; oversight of general portfolio compliance with applicable securities laws, regulations, and investment restrictions; proxy voting; responsibility for daily monitoring of portfolio exposures and quarterly reporting to the Board; and implementation of Board directives as they relate to the New Fund.

The Board also considered the services provided by Cambria in the oversight of Tidal as well as the Trust’s distributor, administrator, transfer agent, and custodian. In addition, the Board evaluated the integrity of Cambria’s and Tidal’s personnel, the professional qualifications and experience of the portfolio management team in managing assets, their experiences with Cambria’s and Tidal’s services, and the adequacy of Cambria’s and Tidal’s resources and financial condition. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent, and quality of the services to be provided to the New Fund by Cambria and Tidal.

Performance. The Board noted that, since the New Fund had not yet commenced investment operations, it had no investment performance. The Board considered that Cambria has been relatively successful managing other ETFs; however, the Board noted that most of Cambria’s Funds either invest primarily in equities or employ allocation or tail risk strategies, not tactical bond strategies. Representatives from Cambria provided information regarding, and led a discussion on, the factors that may impact the New Fund’s future performance, including current market conditions and Cambria’s future expectations with respect to the New Fund’s strategies. The Board also discussed and considered the performance track record, investment experience, professional background, and qualifications of the New Fund’s portfolio managers.

118www.cambriafunds.com

Cambria ETF TrustBoard Considerations in Approving the Investment Advisory

April 30, 2024 (Unaudited)

Comparative Fees and Expenses. The Board considered the New Fund’s proposed advisory fee to be paid by the New Fund to Cambria and the sub-advisory fee to be paid by Cambria to Tidal in relation to their respective estimated costs of their respective services to be provided to the New Fund. The Trustees noted that the New Fund charges a unitary advisory fee through which, Cambria, not the New Fund, is responsible for paying many of the expenses necessary to service the New Fund, including the expenses of other service providers. In considering the advisory and sub-advisory fees and expense ratio, the Board reviewed and considered the fees in light of the nature, quality, and extent of the services to be provided by Cambria and Tidal. Because the New Fund charges a unitary advisory fee, the Board considered how the New Fund’s total expense ratio compared to those of the funds in the Peer Group, noting how differences between fund strategies might impact fees. After comparing expense ratios, the Board noted that the total expense ratio for the New Fund was within the range of total expense ratios charged by the funds in the Peer Group. The Board also considered Cambria’s representation that it would continue to monitor the New Fund’s expense ratio, as compared to those of its Peer Group, and seek to ensure that the New Fund’s fees remain competitive. Based on its review, in the context of its full deliberations, the Board concluded that the proposed advisory and sub-advisory fees appeared reasonable in light of the services to be rendered.

Costs and Profitability. The Board then considered the estimated profits to be realized by Cambria and Tidal in connection with providing their respective services to the New Fund. The Board noted that since the New Fund had not yet launched, it was difficult to estimate how profitable the New Fund would be to Cambria and Tidal. The Board, however, reviewed estimated profit and loss information provided by Cambria and Tidal with respect to the New Fund. In particular, the Board noted Cambria’s representation of its long-term commitment to the success of the New Fund and the unitary fee structure under which Cambria bears the risk that the New Fund’s expenses may increase. The Board further considered the costs associated with the personnel, systems, and equipment necessary to manage the New Fund and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses Cambria pays in accordance with the Advisory Agreement. Based on its review, in the context of its full deliberations, the Board concluded that Cambria’s and Tidal’s expected profitability with respect to the New Fund appeared reasonable in light of the services Cambria and Tidal will render to the New Fund.

Other Benefits. The Board then considered the extent to which Cambria and Tidal will derive ancillary benefits from the New Fund’s operations. The Board discussed that while Cambria did not have any affiliates that would benefit from the New Fund’s operations, Tidal’s affiliate, Tidal ETF Services, LLC, will serve as the administrator to the New Fund. However, the Board also noted that under the Fund’s unitary fee structure, Cambria will be paying Tidal ETF Services, LLC’s fee out of the management fee it receives from the New Fund. The Board also reviewed the degree to which Cambria may receive compensation from the New Fund based upon the New Fund’s investment in other Cambria ETFs, noting that Cambria does not expect the New Fund to invest its assets in other Cambria ETFs.

Economies of Scale. The Board next considered the absence of breakpoints in Cambria’s fee schedule for the New Fund and whether economies of scale would be realized by the New Fund as its assets grow larger. The Board determined that it is difficult to predict when economies of scale might be realized for Cambria and the New Fund, which had not launched yet. The Board, thus, determined to monitor potential economies of scale, as well as the appropriateness of introducing breakpoints, as assets managed by the New Fund grow larger.

Conclusion. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory and subadvisory arrangements, as outlined in the Agreements, was fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the Board considered relevant. In approving the Agreements, the Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreements with respect to the New Fund.

Annual Report | April 30, 2024 119

Cambria ETF TrustTrustees and Officers

April 30, 2024 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust, Term of Office, and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee[1]
Mebane Faber YOB: 1977	Chairperson of the Board, Trustee, and President of the Trust since 2018; Vice President of the Trust (2013 – 2018); no set term	Co–Founder and Chief Investment Officer (2006 – present), Chief Executive Officer (2018 – present), Cambria Investment Management, L.P.	15	None
Independent Trustees
Cullen Roche YOB: 1980	Trustee; no set term	Founder and Chief Investment Officer, Orcam Financial Group, d/b/a Discipline Funds (investment firm) (2012 – present).	15	None
Dennis G. Schmal YOB: 1947	Trustee since 2013; no set term	Retired	15

Trustee, AssetMark Mutual Funds (since 2007); Trustee, Wells Fargo GAI Hedge Funds (2007 – 2019); Director and Chairman, Owens Realty Mortgage Inc. (real estate) (2013 – 2019); Director, Blue Calypso (e-commerce) (2015 – 2018).

Thomas (Taz) M. Turner, Jr.[2] YOB: 1977	Trustee; no set term	Founder and Portfolio Manager, Southshore Capital Partners (investment firm) (since 2010).	15	Chairman and Chief Executive Officer, CordovaCann Inc. (Canadian-domiciled cannabis retail) (since 2017).

1Mr. Faber is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in Cambria.

2Messrs. Faber and Turner are first cousins, but they are not immediate family members for the purpose of identifying “interested persons” of the Trust as defined in the 1940 Act.

Name and Year of Birth	Position(s) Held with Trust, Term of Office, and Length of Time Served	Principal Occupation During Past 5 Years
OFFICERS
Aaron Perkovich YOB: 1973	Treasurer and Principal Financial Officer since Sept. 2023; no set term

Head of Fund Administration (since 2023), Fund Administration Manager (2022 – 2023), Tidal ETF Services LLC; Assistant Director – Investments, Mason Street Advisors, LLC (2021 – 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 – 2021).

Jonathan Keetz YOB: 1988	Vice President since Nov. 2020; no set term	Chief Operating Officer (since Nov. 2020) and Vice President (2015 - 2020), Cambria Investment Management, L.P.
Douglas Tyre YOB: 1980	Chief Compliance Officer since May 2018; no set term

Senior Principal Consultant, ACA Group, Compliance (May 2022 – Present); Compliance Director, Foreside Financial Group, LLC (April 2022 – May 2022); Compliance Director (2019 – 2022), Assistant Compliance Director (2018 – 2019) and Manager (2014 – 2017), Cipperman Compliance Services, LLC.

120www.cambriafunds.com

Cambria ETF TrustNotice to Shareholders

April 30, 2024 (Unaudited)

In early 2024, if applicable, shareholders of record received information for the distributions paid to them by the Funds during the calendar year 20023 via Form 1099. The Funds will notify shareholders in early 2025 of amounts paid to them by the Funds, if any, during the calendar year 2024.

	Long-Term Capital Gain Distributions(1)	Dividend Received Deduction(2)	Qualified Dividend Income(3)	Foreign Taxes Paid(4)	Foreign Source Income(4)
Cambria Shareholder Yield ETF	$0.00	100.00%	100.00%	1,380,782	10,632,543
Cambria Foreign Shareholder Yield ETF	0.00	0.00%	66.74%	8,826,516	1,834,472
Cambria Global Value ETF	0.00	0.00%	46.40%	4,296,956	804,995
Cambria Global Momentum ETF	0.00	10.05%	62.17%	N/A	N/A
Cambria Global Asset Allocation ETF	0.00	19.63%	31.03%	N/A	N/A
Cambria Value and Momentum ETF	0.00	100.00%	100.00%	N/A	N/A
Cambria Global Tail Risk ETF	0.00	0.00%	0.00%	N/A	N/A
Cambria Emerging Shareholder Yield ETF	0.00	12.74%	52.26%	N/A	N/A
Cambria Tail Risk ETF	0.00	0.00%	0.00%	N/A	N/A
Cambria Cannabis ETF	0.00	18.22%	26.46%	N/A	N/A
Cambria Trinity ETF	0.00	6.69%	41.99%	N/A	N/A
Cambria Global Real Estate ETF	0.00	6.31%	41.86%	N/A	N/A
Cambria Micro and Small Cap Shareholder Yield ETF	0.00	37.83%	37.79%	N/A	N/A
Cambria Tactical Yield ETF	0.00	0.00%	0.00%	N/A	N/A

(1) Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designated the amounts above as long-term capital gain dividends.

(2) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions.

(3) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and it’s reflected as a percentage of ordinary income distributions. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(4) Pursuant to Section 853(c) of the Internal Revenue Code, the Funds will designate the amounts as foreign taxes paid and foreign source income earned between May 1, 2023 and April 30, 2024.

The information reported herein may differ from the information and distributions taxable to the shareholders for the year ending April 30, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099‐DIV.

Annual Report | April 30, 2024 121

Cambria ETF TrustSupplemental Information

April 30, 2024 (Unaudited)

Notice to Shareholders

Net asset value, or “NAV”, is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The Market Price of a Fund generally fluctuates in response to changes in its NAV, as well as market supply and demand. The data represented in the table below represents past performance and cannot be used to predict future results.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of a NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

	Market Price One Year Total Return	Market Price, End of Period
Cambria Shareholder Yield ETF	20.82%	$68.91
Cambria Foreign Shareholder Yield ETF	12.35%	26.80
Cambria Global Value ETF	10.61%	21.58
Cambria Global Momentum ETF	4.86%	28.35
Cambria Global Asset Allocation ETF	9.55%	28.44
Cambria Value and Momentum ETF	17.72%	28.70
Cambria Global Tail Risk ETF	-12.46%	16.64
Cambria Emerging Shareholder Yield ETF	24.62%	34.24
Cambria Tail Risk ETF	-16.39%	11.78
Cambria Cannabis ETF	13.47%	6.76
Cambria Trinity ETF	6.54%	25.47
Cambria Global Real Estate ETF	2.80%	23.71
Cambria Micro and Small Cap Shareholder Yield ETF(a)	—	25.47
Cambria Tactical Yield ETF(a)	—	25.28

(a)Inception date January 4, 2024.

FUND PROXY VOTING POLICIES & PROCEDURES

The Funds’ policies and procedures used to determine how to vote proxies relating to portfolio securities are available, without charge and upon request, by calling 855–ETF–INFO (383–4636). This information is also available on the SEC’s website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12–month period ended June 30, is also available without charge and upon request, by calling 855–ETF–INFO (383–4636) or accessing the Trust’s Forms N–PX on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

Quarterly holdings as of the first and third fiscal quarters are available on the Funds’ website at www.cambriafunds.com. The Funds file complete schedules of their portfolio holdings with the SEC for the first and third fiscal quarters on Form N‐PORT. Copies of the Funds’ Form N‐PORT reports are available, without charge and upon request, by calling 855–ETF–INFO (383–4636). This information is also available on the SEC’s website at www.sec.gov.

PREMIUM/DISCOUNT INFORMATION

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the most recently completed calendar quarters since that year end (or the life of the Fund, if shorter) are available on the Funds’ website at www.cambriafunds.com.

Investment Adviser:
Cambria Investment Management, L.P.
3300 Highland Ave
Manhattan Beach, CA 90266

Investment Sub-Adviser:
Tidal Investments LLC
234 West Florida Street, 2nd Floor
Milwaukee, WI 53204

Distributor:
ALPS Distributors Inc.
1290 Broadway Suite 1000
Denver, CO 80203

Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004-2541

Independent Registered Public Accounting Firm:
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio, 44115

Custodian
U.S. Bank N.A. Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This information must be preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dennis Schmal is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Cambria Shareholder Yield ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$15,000	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Cambria Foreign Shareholder Yield ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$15,000	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Cambria Global Value ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$15,000	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Cambria Global Momentum ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$15,000	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Cambria Global Asset Allocation ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$15,000	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Cambria Value and Momentum ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$15,000	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Cambria Global Tail Risk ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$15,000	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Cambria Emerging Shareholder Yield ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$15,000	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Cambria Tail Risk ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$14,500	$14,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Cambria Trinity ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$15,000	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Cambria Cannabis ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$15,000	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Cambria Global Real Estate ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$15,000	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Cambria Micro and SmallCap Shareholder Yield ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$11,250	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	N/A
All Other Fees	N/A	N/A

Cambria Tactical Yield ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$10,875	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	N/A
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2024	FYE 04/30/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 04/30/2024	FYE 04/30/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dennis Schmal and Michael Venuto.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)     The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cambria ETF Trust

By (Signature and Title)	/s/ Mebane Faber
Mebane Faber, President/Principal Executive Officer

Date	July 3rd, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mebane Faber
Mebane Faber, President/Principal Executive Officer

Date	July 3rd, 2024

By (Signature and Title)*	/s/ Aaron Perkovich
Aaron Perkovich, Treasurer/Principal Financial Officer

Date	July 3rd, 2024

*   Print the name and title of each signing officer under his or her signature